PROSPECTUS

MAY 1, 2008

Individual Flexible-Premium Deferred Variable Annuities funded through

TIAA SEPARATE ACCOUNT VA–1

of Teachers Insurance and Annuity Association of America

This prospectus (“Prospectus”) tells you about the Teachers Personal Annuity, an individual flexible-premium deferred variable annuity funded through TIAA Separate Account VA-1 of Teachers Insurance and Annuity Association of America (“TIAA”). Read it carefully before investing and keep it for future reference.

Important Note: TIAA has suspended all sales of its Teachers Personal Annuity contracts until further notice. TIAA has not been distributing new applications for the contracts since May 22, 2003. Existing contracts, or replacements for those contracts, remain in effect and existing contractowners can continue to contribute money to those contracts.

TIAA Separate Account VA-1 (the “separate account”) is a segregated investment account of TIAA. The separate account provides individual variable annuities for employees of nonprofit institutions, including governmental institutions, organized in the United States. Its main purpose is to accumulate, invest and then disburse funds for lifetime income or through other payment options. The separate account currently has only one investment portfolio, the Stock Index Account (the “SIA”).

TIAA offers the separate account as part of the contract, which also has a fixed account. Whether the Teachers Personal Annuity is available to you is subject to approval by regulatory authorities in your state.

As with all variable annuities, your accumulation can increase or decrease depending on how well the underlying investments in the separate account do over time. TIAA does not guarantee the investment performance of the separate account, and you bear the entire investment risk.

More information about the separate account and the variable component of the contract is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2008, and in the separate account’s annual and semi-annual reports. You can request these documents and other information about the separate account free of charge by writing to TIAA at 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), by calling 800-223-1200 or by going to the website www.tiaa-cref.org. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus; that means it is legally part of the Prospectus. The SAI’s table of contents is on the last page of this Prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, the annual and semi-annual reports, material incorporated by reference into this Prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

An investment in the contract is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

This Prospectus outlines the terms under which the contracts offered by the separate account are available. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this Prospectus. If anyone does offer you such information or representations, you should not rely on them.

DEFINITIONS

Throughout the Prospectus, the terms “you” and “your” mean any contractowner or any prospective contractowner.

The terms and phrases below are defined so you will know precisely how they are used in the Prospectus. To understand some definitions, you may have to refer to other defined terms.

Accumulation  The total value of your accumulation units.

Accumulation Period  The period that begins with your first premium and continues as long as you still have an amount accumulated in either the separate account or the fixed account.

Accumulation Unit  A share of participation in the separate account.

Advisors  Teachers Advisors, Inc., the investment adviser to the separate account.

Annuitant  The natural person whose life is used in determining the annuity payments to be received. The annuitant may be the contractowner or another person.

Annuity Partner  The natural person whose life is used in determining the annuity payments to be received under a survivor income option. The annuity partner is also known as the second annuitant.

Beneficiary  Any person or institution named to receive benefits if you die during the accumulation period or if you die while any annuity income or death benefit payments remain due. You do not have to name the same beneficiary for each of these two situations.

Business Day  Any day the New York Stock Exchange (“NYSE”) is open for trading. A business day generally ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as business days.

Contract  The fixed and variable components of the individual, flexible-premium, deferred Teachers Personal Annuity described in this Prospectus.

Contractowner  The person (or persons) who controls all the rights and benefits under a contract.

CREF  The College Retirement Equities Fund, TIAA’s companion organization.

Eligible Institution  A nonprofit institution, including any governmental institution, organized in the United States.

Fixed Account  The component of the contract guaranteeing principal plus a specified rate of interest supported by assets in the general account.

General Account  All of TIAA’s assets other than those allocated to the separate account or to any other TIAA separate account.

Income Option  Any of the ways you can receive annuity income, which must be from the fixed account.

IRC  The Internal Revenue Code of 1986, as amended.

Premium  Any amount you invest in the contract.

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Separate Account  TIAA Separate Account VA-1, which was established by TIAA under New York law to fund your variable annuity. The separate account holds its assets apart from TIAA’s other assets.

Survivor Income Option  An option that continues lifetime annuity payments as long as either the annuitant or the annuity partner is alive.

TIAA  Teachers Insurance and Annuity Association of America.

Valuation Day  Any business day the NYSE is open for trading, plus the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that are not business days end at 4 p.m. Eastern Time.

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SUMMARY

Read this summary together with the detailed information you will find in the rest of the Prospectus.

This Prospectus describes the variable component of the Teachers Personal Annuity contract, which also provides fixed annuity benefits (see “The Fixed Account” below). The contract is an individual flexible-premium deferred variable annuity that is available to any employee, trustee or retired employee of an eligible institution, or his or her spouse (or surviving spouse), as well as certain other eligible persons (see “Eligible Purchasers of the Contract” below).

THE SEPARATE ACCOUNT

The separate account is an open-end management investment company. The separate account has only one investment portfolio, the SIA. The SIA is subject to the risks involved in professional investment management, including those resulting from general economic conditions. The value of your accumulation in the SIA, as in any portfolio, can fluctuate, and you bear the entire risk of any such fluctuation.

EXPENSES

Here is a summary of the direct and indirect expenses under the Teachers Personal Annuity contract.

CONTRACTOWNER TRANSACTION EXPENSES

Deductions from Premiums (as a percentage of premiums)	None
Charges for Transfers and Cash Withdrawals (as a percentage of transaction amount)	None
Transfers to the Fixed Account	None
Cash Withdrawals	None

Annual Expenses (as a percentage of average net assets)
Mortality and Expense Risk Charge(1)	0.40%
Administrative Expense Charge	0.20%
Investment Advisory Charge (after fee waiver)(2)	0.07%
Total Annual Expenses(3)	0.67%

(1)	TIAA reserves the right to increase the mortality and expense risk charge to a maximum of 1.00% of average daily net assets per year.
(2)	Advisors has voluntarily agreed to waive the portion of its 0.30% annual investment advisory charge that exceeds 0.07% of average daily net assets. Advisors can terminate this offer at any time.
(3)

If the full amount of the administrative expense, investment advisory and mortality and expense risk charges were imposed, total annual expenses would be 1.50% of average daily net assets. TIAA guarantees that total annual expenses will never exceed this level.

You will receive at least three months’ notice before TIAA would raise any of these charges. Premium taxes also may apply to certain contracts (see “Other Charges” below).

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The table below gives an example of the expenses you would incur on a hypothetical investment of $1,000 over several periods. The example also assumes that your investment has a 5% return each year and that expenses remain the same.

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 Year	3 Years	5 Years	10 Years
If you withdraw your entire accumulation at the end of the applicable time period:	$7	$21	$37	$83
If you annuitize at the end of the applicable time period:	$7	$21	$37	$83
If you do not withdraw your entire accumulation:	$7	$21	$37	$83

The table above is intended to help you compare the various expenses you would bear, directly or indirectly, as an owner of a contract for the time periods indicated. Remember that this table does not represent actual past or future expenses or investment performance. Actual expenses may be higher or lower than those shown. For more information, see “Charges” below.

“Free Look” Right.  Until the end of the period of time specified in the contract (the “free look” period), you can examine the contract and return it to TIAA for a refund. The time period will depend on the state in which you live. In states that permit it, TIAA will refund the accumulation value calculated on the date that you mailed or delivered the contract and the refund request to TIAA. In states that do not allow TIAA to refund accumulation value only, TIAA will refund the premiums you paid to the contract. If you live in a state that requires refund of premiums, your premiums and transfers allocated to the separate account during the “free look” period cannot exceed $10,000. TIAA will consider the contract returned on the date it is postmarked and properly addressed or, if it is not postmarked, on the day TIAA receives it. TIAA will send you the refund within seven (7) days after it receives written notice of cancellation and the returned contract. TIAA will cancel the contract as of the date of issue.

Restrictions on Transfers and Cash Withdrawals.  Currently, you can transfer funds from the separate (variable) account to the fixed account as often as you like, but you can transfer from the fixed account to the separate account no more than once every 180 days. After you have been given three months’ notice, the number of transfers from the separate account to the fixed account may be limited to one in any 90-day period. All transfers must be for at least $250 or your entire account balance. All cash withdrawals must be for at least $1,000 or your entire account balance.

You May Have to Pay a Tax Penalty if You Want to Make a Cash Withdrawal Before Age 59 1/2.  For more information, see “Income Options” and “Federal Income Taxes” below.

For more information on the features of the separate account’s contract, please see “The Contract” below. For condensed financial information pertaining to the separate account, please see “Condensed Financial Information” below.

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TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

TIAA is a stock life insurance company, organized under the laws of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters is at 730 Third Avenue, New York, New York 10017-3206. TIAA’s general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life insurance. TIAA has received the highest ratings from the leading independent insurance industry rating agencies: A++ (Superior) from A.M. Best Company, AAA from Duff & Phelps Credit Rating Company, Aaa from Moody’s Investor’s Service, Inc. and AAA from Standard and Poor’s.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 3.3 million people at over 15,000 institutions. As of December 31, 2007, TIAA’s net assets were approximately $196.4 billion and the combined net assets for TIAA and CREF totaled approximately $407.4 billion (although CREF does not stand behind TIAA’s guarantees). TIAA is the parent company of Advisors, the separate account’s investment adviser.

THE SEPARATE ACCOUNT

The separate account was established on February 16, 1994, as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is governed by a management committee. As an “open-end” diversified management investment company, the separate account has no limit on how many units of participation it can issue. The separate account is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”). As part of TIAA, the separate account is also subject to regulation by the State of New York Insurance Department (“NYID”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains or losses. Under New York law, the separate account cannot be charged with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

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The contract accepts only after-tax dollars. Like earnings from other annuity products, earnings on accumulations in the separate account are not taxed until withdrawn or paid as annuity income (see “Federal Income Taxes” below).

ADDING, CLOSING OR SUBSTITUTING PORTFOLIOS

The separate account currently consists of a single investment portfolio, the SIA, but TIAA can add new investment portfolios in the future. TIAA does not guarantee that the SIA, or any investment portfolio added in the future, will always be available. TIAA reserves the right, subject to any applicable law, to change the separate account and its investments. TIAA can add or close portfolios, substitute one portfolio for another with the same or different fees and charges or combine portfolios, subject to the requirements of applicable law. TIAA can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC or the 1940 Act. TIAA can make some changes at its discretion, subject to NYID and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law; (ii) deregister under the 1940 Act if registration is no longer required; or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or accounts of TIAA or another insurance company or transfer a particular contract to another insurance company.

Investment objective

The separate account currently consists solely of the SIA. The investment objective of the SIA is favorable long-term return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index. Of course, there is no guarantee that the SIA will meet its investment objective.

Investment mix

The SIA seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by the Russell 3000® Index (the “Index”), a broad market index (see “Russell 3000® Index” below). Under normal circumstances, the SIA has a policy of investing at least 80% of its net assets in securities within the Index. Advisors will provide contractowners with at least 60 days’ prior notice before making changes to this policy.

Although the SIA invests in stocks in the Index, it does not necessarily invest in all 3,000 stocks in the Index. Rather, Advisors approaches full replication of the Index to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the Index. This means that a company can remain in the portfolio even if it performs poorly, unless the company is removed from the Index.

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Using the Index is not fundamental to the SIA’s investment objective and policies. The SIA’s benchmark index can change at any time and TIAA will notify you if this happens.

INVESTMENT RISKS AND PRACTICES

The SIA is subject to several types of risks. One is the risk that the price of equity securities may decline in response to general market and economic conditions or events. Accordingly, the value of the equity securities that the SIA holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. This is known as market risk. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Another is company risk—the risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

The SIA is also subject to index risk—the risk that its performance will not match its index for any period of time. Although Advisors attempts to closely track the investment performance of the Index, the SIA’s portfolio will not duplicate the composition of the Index and it is subject to certain investment and operating expenses that the Index does not have.

Finally, because a small portion of the SIA’s Index is comprised of smaller, lesser-known companies, the SIA is subject to small- and mid-cap risk. Securities of small and mid-sized companies may experience greater fluctuations in price than the securities of larger companies. They may also be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.

Changing the investment objective of the SIA does not require a vote by contractowners. The SIA can also change some of its investment policies (i.e., the methods used to pursue the investment objective) without such approval. Please see the SAI for more information on the SIA’s fundamental investment policies (i.e., policies that require contractowner approval to change).

The SIA’s general perspective is long-term, and Advisors seeks to avoid both extreme conservatism and high risk in investing. Advisors manages the SIA’s assets (see “Management and Investment Advisory Arrangements” below). Personnel of Advisors, a subsidiary of TIAA, also manage assets of one or more CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser that is also a TIAA subsidiary. Personnel of Advisors also manages assets of other investment companies, including the TIAA-CREF Life Funds and the TIAA-CREF Institutional Mutual Funds. Ordinarily, investment decisions for the SIA will be made independently, but managers for the SIA may at times decide to buy or sell a particular security at

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the same time as for a CREF account or another investment company whose assets they may also be managing. If so, investment opportunities are allocated equitably, which can have an adverse effect on the size of the position the SIA buys or sells, as well as the price paid or received.

Russell 3000® Index

The Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization, which make up about 98% of the total market capitalization of the publicly-traded U.S. equity market. As of December 31, 2007, the market capitalization of companies in the Index ranged from $27 million to $527.8 billion, with a mean market capitalization of $89.9 billion and a median market capitalization of $1.1 billion. The Russell Investment Group determines the composition of the Index based only on market capitalization and can change its composition at any time.

Advisors will adjust the SIA’s portfolio to reflect changes in the Index as appropriate. Advisors can also adjust the SIA’s portfolio because of mergers and other similar events.

The separate account is not promoted, endorsed, sponsored or sold by, and is not affiliated with, the Russell Investment Group. A stock’s presence in the Index does not mean that the Russell Investment Group believes that it is an attractive investment. The Russell Investment Group is not responsible for any literature about the separate account and makes no representations or warranties about its content. The Index is a trademark and service mark of the Russell Investment Group.

Other investments

The SIA can also hold other investments whose return depends on stock market prices. These include stock index futures contracts, options (puts and calls) on futures contracts and debt securities whose prices or interest rates are linked to the return of a recognized stock market index. The SIA can also make swap arrangements where the return is linked to a recognized stock market index. The SIA would make such investments in order to seek to match the total return of the Index. However, they might not track the return of the Index in all cases and can involve additional credit risks. Investing in options or futures contracts and entering into equity swaps involves special risks. The SIA can hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock and depository receipts for such securities. In addition, the SIA can hold fixed-income securities that it acquires because of mergers, recapitalizations or otherwise.

For more information on these instruments and their risks, see the SAI. Such investing by the SIA is subject to any necessary regulatory approvals and requirements. For liquidity, the SIA can also invest in short-term debt securities and other money market instruments, including those denominated in foreign currencies. The SIA may also manage cash by investing in money market funds or other short-term investment company securities.

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Additionally, for temporary defensive purposes, the SIA may invest all of its assets in cash or money market instruments. In doing so, the SIA may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

Other investment issues and risks

Options, futures, and other investments

The SIA can buy and sell options (puts and calls) and futures to the extent permitted by the NYID, the SEC and the Commodity Futures Trading Commission. Advisors intends to use options and futures primarily as hedging techniques or for cash management, not for speculation, but use of these instruments involves special considerations and risks nonetheless.

The SIA can also invest in other financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements. For more information, see the SAI.

Illiquid securities

The SIA can invest up to 10% of its assets in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value. For more information, see the SAI.

Repurchase agreements

The SIA can use repurchase agreements to manage cash balances. In a repurchase agreement, Advisors buys an underlying debt instrument for the SIA on the condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements may involve special risks. For more information, see the SAI.

Firm commitment agreements

The SIA can enter into “firm commitment” agreements to buy securities at a fixed price or yield on a specified future date. Advisors expects that these transactions will be relatively infrequent. For more information, see the SAI.

Investment companies

Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the SIA may invest up to 10% of its assets in other investment companies, such as exchange-traded funds (“ETFs”). The SIA may also use ETFs for purposes other than cash management, including gaining exposure to certain sectors or securities that are represented by ownership in ETFs. When the SIA invests in ETFs or other investment companies, the SIA bears a proportionate share of expenses charged by the investment company in which it invests.

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Securities lending

Subject to certain restrictions, the SIA can seek additional income by lending securities to brokers, dealers and other financial institutions. Such brokers and dealers must be registered with the SEC and be members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and any recipient must be unaffiliated with TIAA. All loans will be fully collateralized. If Advisors lends a security from the SIA investment portfolio, Advisors can call in the loan at any time. For more information, see the SAI.

Borrowing

The SIA can borrow money from banks (no more than 33 1/3% of the market value of its assets at the time of borrowing). It can also borrow money from other sources temporarily (no more than 5% of the market value of its assets at the time of borrowing). For more information, see the SAI.

Performance information

From time to time, TIAA advertises the total return and average annual total return of the SIA. “Total return” means the cumulative percentage increase or decrease in the value of an investment over standard one-, five- and ten-year periods (and occasionally other periods as well).

“Average annual total return” means the annually-compounded rate that would result in the same cumulative total return over the stated period.

All performance figures are based on past investment results. They are not a guarantee that the SIA will perform equally or similarly in the future. Write or call TIAA for current performance figures for the SIA (see “Contacting TIAA” below).

VALUATION OF ASSETS

Advisors calculates the value of the SIA’s assets as of the close of every valuation day. Except as noted below, Advisors uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the SIA. If market quotations or values from independent pricing services are not readily available or are not considered reliable, Advisors will value the securities using “fair value,” as determined in good faith using procedures approved by the separate account’s management committee. Advisors may also use “fair value” in certain other circumstances. For example, Advisors might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the time as of which the SIA’s unit value is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities, which could have an effect on the SIA’s unit value.

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Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, Advisors may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time.

Advisors’ fair value pricing procedures provide, among other things, for Advisors to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. Advisors also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. Additionally, Advisors may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Money market instruments with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

PORTFOLIO TURNOVER

To the extent that Advisors engages in active and frequent trading of the SIA’s portfolio securities, the SIA will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses borne by the SIA and, ultimately, by contractowners and (2) higher amounts of realized investment gain subject to the payment of taxes by contractowners. The SIA is not subject to a specific limitation on portfolio turnover, and securities of the SIA may be sold at any time such sale is deemed advisable for investment or operational reasons. The portfolio turnover rates of the SIA during recent fiscal periods are included below under “Condensed Financial Information.”

PORTFOLIO HOLDINGS

A description of the separate account’s policies and procedures with respect to the disclosure of the SIA’s portfolio holdings is available in the SAI.

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MANAGEMENT AND INVESTMENT ADVISORY ARRANGEMENTS

Advisors manages the assets in the SIA, under the supervision of the separate account’s management committee. Advisors is a wholly-owned indirect subsidiary of TIAA and is registered under the Investment Advisers Act of 1940. Advisor’s address is 730 Third Avenue, New York, New York 10017-3206. Its duties include conducting research, recommending investments and placing orders to buy and sell securities, consistent with the investment objectives, policies and restrictions of the SIA. It also provides for all portfolio accounting, custodial and related services for the SIA.

Advisors manages the assets of the separate account based on an investment management agreement (the “Agreement”) with the separate account. During the fiscal year ended December 31, 2007, Advisors charged the separate account an annual rate of 0.07% of average daily net assets of the SIA for managing the SIA.

A discussion regarding the basis for the most recently publicized management committee approval of the Agreement is available in the separate account’s Semi-Annual Report to contractowners for the six-month period ended June 30, 2007. For a free copy, please call 800 223-1200, visit the separate account’s website at www.tiaa-cref.org, or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT

The following is information about the persons who are primarily responsible for managing the SIA’s investments, including their relevant experience. Management of the SIA may change from time to time.

STOCK INDEX ACCOUNT

			Total Experience (since dates specified below)
Name & Title	Team Role	Experience Over Past Five Years	At TIAA	Total	On Team
Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios); Mellon Capital Management—1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates—2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios; Mellon Transition Management Services—2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

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The separate account’s SAI provides additional disclosure about the compensation structure of the SIA’s portfolio managers, the other funds and accounts they manage, total assets in those funds and accounts and potential conflicts of interest, as well as each portfolio manager’s ownership of securities in the SIA.

THE CONTRACT

The contract is an individual flexible-premium (meaning that you can contribute varying amounts) deferred variable annuity that accepts only after-tax dollars from eligible purchasers. The rights and benefits under the variable component of the contract are summarized below; however, the descriptions you read here are qualified entirely by the contract itself. The contracts are approved for sale in all fifty states and the District of Columbia. Until further notice the contracts are not being currently offered; however, TIAA does accept additional premiums for existing contracts (or contract replacements). TIAA does not offer contracts in states where TIAA’s affiliate, TIAA-CREF Life Insurance Company, offers an individual deferred variable annuity contract.

ELIGIBLE PURCHASERS OF THE CONTRACT

In the event sales of contracts resume, an employee, trustee or a retiree of an eligible institution could also purchase a contract. For this purpose, an individual who is at least 55 years old and has completed at least five years of service at an eligible institution is considered to be a “retiree.” A spouse (or surviving spouse) of an employee, trustee or retiree of an eligible institution can also purchase a contract. Any individual who owns a TIAA or CREF annuity contract, certificate or individual insurance policy, as well as the spouse or surviving spouse of such a person, can also purchase a contract.

REMITTING PREMIUMS

Initial premiums

TIAA has determined to temporarily suspend sales of the contracts. In the event sales of contracts resume, TIAA will issue you a contract as soon as it receives your completed application and your initial premium of at least $250 at TIAA’s home office, even if you do not initially allocate any premiums to the separate account. Please send your check, payable to TIAA, along with your application to:

TIAA-CREF

P.O. Box 530189

Atlanta, GA 30353-0189

(The $250 minimum does not apply if application and payment of at least $25 is accompanied by an agreement for electronic funds transfer (EFT) or if you are using payroll deduction. TIAA also reserves the right to temporarily waive the $250 minimum initial premium amount.) Note that TIAA cannot accept money

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orders or travelers’ checks. In addition, TIAA will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check. TIAA will credit your initial premium within two business days after it receives all necessary information and the premium itself. If TIAA does not have the necessary information within five business days, TIAA will contact you to explain the delay. The initial premium will be returned to you at that time unless you consent to TIAA keeping it and TIAA will then credit it as soon as it receives the missing information from you.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR PURCHASING A NEW CONTRACT

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including TIAA, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you:  When you purchase a contract, TIAA will ask for your name, address, date of birth, Social Security Number and other information that will allow TIAA to identify you, such as your home telephone number. Until you provide TIAA with the information it needs, it may not be able to provide you with a contract or effect any transactions for you.

Additional Premiums.  Subsequent premiums must be for at least $25. Send a check payable to TIAA, along with a personalized payment coupon (supplied upon purchasing a contract) to:

TIAA-CREF

P.O. Box 530195

Atlanta, GA 30353-0195

If you do not have a coupon, use a separate piece of paper to provide your name, address and contract number. These premiums will be credited as of the business day TIAA receives them. Currently, TIAA will accept premiums at any time both the contractowner and the annuitant are living and your contract is in the accumulation period. However, TIAA reserves the right not to accept premiums under this contract after you have been given three months’ notice. If TIAA stops accepting premiums under your contract, it will accept premiums under a new replacement contract issued to you with the same annuitant, annuity starting date, beneficiary and methods of benefit payment as those under your contract at the time of replacement.

Electronic Payment.  You may make initial or subsequent investments by electronic payment, such as federal wires or ACH payments. A federal wire is usually received the same day and an ACH payment is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although an ACH payment is usually less expensive than a federal wire. Here is what you need to do:

1.	If you are sending in an initial premium, send TIAA your application;

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2.	Instruct your bank to wire money or send an ACH payment to:

Citibank, N.A.

ABA Number 021000089

New York, NY

Account of: TIAA

Account Number: 4068-4865

3.	Specify on the wire or payment:
•	Your name, address and Social Security Number(s) or Taxpayer Identification Number
•	Indicate if this is for a new application or existing contract (provide contract number if existing)

Certain Restrictions. Except as described below, the contract does not restrict how large your premiums are or how often you send them, although TIAA reserves the right to impose restrictions in the future. Your total premiums and transfers to the separate account during the “free look” period cannot exceed $10,000 if you live in a state which requires TIAA to refund all payments upon the cancellation of your contract during the free look period.

Contributions to the fixed account are limited to $300,000 on a rolling twelve-month basis. New contributions and/or transfers from the SIA count toward this limit.

TIAA reserves the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, TIAA may be required to reject a premium payment. TIAA may also be required to block a contractowner’s account and refuse to pay any request for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate regulator. TIAA may also be required to provide additional information about you and your contract to government regulators.

Federal law requires TIAA to obtain, verify and record information that identifies each person who purchases a contract. Until TIAA receives the information it needs, TIAA may not be able to effect transactions for you. Furthermore, if TIAA is unable to verify your identity, or that of another person authorized to act on your behalf, or if TIAA believes that it has identified potentially criminal activity or false information, TIAA reserves the right to take such action as it deems appropriate, which may include terminating your contract.

ACCUMULATION UNITS

Premiums paid to the separate account purchase accumulation units. When you remit premiums or transfer amounts into the separate account, the number of your units will increase; when you transfer amounts from the separate account (including applying funds to the fixed account to begin annuity income) or take a cash withdrawal, the number of your units will

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decrease. TIAA calculates how many accumulation units to credit you by dividing the amount allocated to the separate account by its unit value for the business day when TIAA received your premium. TIAA may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers and cash withdrawals, TIAA uses the unit value for the business day when it receives your completed transaction request and all required information and documents. (You can choose to have your transaction completed at a later date; if you do, TIAA will use that later date as the valuation day.) For amounts to be applied to begin annuity income, the unit value will be the one for the last valuation day of the month when TIAA receives all required information and documentation (see “The Annuity Period,” below). For amounts to be applied to begin death benefits, the unit value will be the one for the valuation day when TIAA receives proof of death (see “Death Benefits,” below).

The value of the accumulation units will depend mainly on investment performance, though the unit value reflects expense deductions from assets (see “Charges” below). The unit value is calculated at the close of each valuation day. TIAA multiplies the previous day’s unit value by the net investment factor for the separate account. The net investment factor is calculated as A divided by B, where A and B are defined as follows: A equals the change in value of the separate account’s net assets at the end of the day, excluding the net effect of transactions (i.e., premiums received, benefits paid and transfers to and from the account) made during that day. This amount is equal to the net assets at the end of the prior day (including the net effect of transactions made during the prior day) increased/decreased by realized and unrealized capital gains/losses, dividends and investment income and decreased by expense and risk charges; and B is the value of the separate account’s net assets at the end of the prior day (including the net effect of transactions made during the prior day).

MORE ABOUT REMITTING PREMIUMS

TIAA will not be deemed to have received any premiums sent to the lockbox addresses TIAA has designated in this Prospectus for remitting premiums until the lockbox provider has processed the payment on TIAA’s behalf.

THE FIXED ACCOUNT

Premiums allocated and amounts transferred to the fixed account become part of the general account assets of TIAA, which support insurance and annuity obligations. The general account includes all the assets of TIAA, except those in the separate account or in any other TIAA separate investment account. Interests in the fixed account have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or

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1940 Act. The SEC staff has informed TIAA that they do not review the information in this Prospectus about the fixed account.

You can allocate premiums to the fixed account or transfer from the separate account to the fixed account at any time. In contrast, you can transfer or take a cash withdrawal from the fixed account only once every 180 days. TIAA may defer payment of a transfer or cash withdrawal from the fixed account for up to six months.

Currently, TIAA guarantees that amounts in the fixed account will earn an interest rate that is at least as high as the minimum guaranteed rate allowed by the law in effect at the time your contract is issued, in the state where your contract is issued. At its discretion, TIAA can credit amounts in the fixed account with interest at a higher rate. Please call TIAA or consult your contract for information on the applicable guaranteed rate under your contract.

This Prospectus provides information mainly about the contract’s variable component, which is funded by the separate account. For more about the fixed account, see the contract itself.

TRANSFERS BETWEEN THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT

Subject to the conditions above, you can transfer some (at least $250 at a time) or all of the amount accumulated under your contract between the separate account and the fixed account. Currently, TIAA does not charge you for transfers from the separate account to the fixed account. TIAA does not currently limit the number of transfers from the separate account, but TIAA reserves the right to do so in the future to once every 90 days. Transfers to the fixed account begin participating on the day following effectiveness of the transfer (see below).

CASH WITHDRAWALS

You can withdraw some or all of your accumulation in the separate account as cash. Cash withdrawals must be for at least $1,000 (or your entire accumulation, if less). TIAA reserves the right to cancel any contract where no premiums have been paid to either the separate account or the fixed account for three years and your total amount in the separate account and the fixed account falls below $2,000. Currently, there is no charge for cash withdrawals.

If you withdraw your entire accumulation in the separate account and the fixed account, TIAA will cancel your contract and all of TIAA’s obligations to you under the contract will end.

GENERAL CONSIDERATIONS FOR ALL TRANSFERS AND CASH WITHDRAWALS

You can tell TIAA how much you want to transfer or withdraw in dollars, accumulation units or as a percentage of your accumulation.

Transfers and cash withdrawals are effective at the end of the business day TIAA receives your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a

TIAA Separate Account VA-1 ■ Prospectus	19

business day will be effective at the close of the next business day. You can also defer the effective date of a transfer or cash withdrawal to a future business day acceptable to TIAA.

To request a transfer, write to TIAA’s home office, call TIAA’s Automated Telephone Service at 800 842-2252 (there is an option to speak with a live person, if you wish) or use the TIAA-CREF Web Center’s account access feature over the Internet at www.tiaa-cref.org. If you make a telephone or Internet transfer at any time other than during a business day, it will be effective at the close of the next business day. TIAA can suspend or terminate your ability to transfer by telephone or over the Internet at any time for any reason.

MARKET TIMING

Because the separate account consists of domestic securities, and has only one investment portfolio, no specific market timing policies have been adopted by the management committee for the separate account. However, because you may only make transfers out of the fixed account once every 180 days, and because there may be tax penalties for early withdrawals, the opportunities for market timing between the SIA and the fixed account are limited. The separate account seeks to apply its transfer restrictions to all contractowners. No exceptions are currently made with respect to these restrictions.

Transferring money back and forth among the fixed account and the SIA in an effort to “time” the market could cause the SIA to incur transaction costs, including, among other things, expenses for buying and selling securities. These costs would be borne by all investors in the SIA. In addition, market timing can interfere with efficient portfolio management and cause dilution if timers are able to take advantage of pricing inefficiencies.

The SIA is not appropriate for market timing. You should not invest in the separate account if you want to engage in market timing.

TAX ISSUES

Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are usually taxed at the current rates for ordinary income—i.e., they are not treated as capital gains. They may subject you to early-distribution taxes or penalties as well. For details, see “Federal Income Taxes” below.

CHARGES

Separate account charges

Charges are deducted each valuation day from the assets of the separate account for various services required to manage investments, administer the separate account and the contracts and to cover certain insurance risks borne by TIAA. You will receive at least three months’ notice before TIAA raises any of these charges. TIAA guarantees that total annual expenses will never exceed 1.50% of average daily net assets.

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Advisors provides investment management services to the SIA. TIAA provides the administrative services for the separate account and the contracts.

Investment Advisory Charge. This charge is paid to Advisors for investment advice, portfolio accounting, custodial and similar services provided for the separate account by Advisors. The investment management agreement between Advisors and the separate account sets the investment advisory fee at an annual rate 0.30% of average daily net assets. Currently, Advisors has voluntarily agreed to waive 0.23% of that fee, so that the deduction is equivalent to an annual rate of 0.07% of average daily net assets.

Administrative Expense Charge. This charge is paid to TIAA for administration and operations services provided to the separate account by TIAA, such as allocating premiums and administering accumulations. The current deduction is equivalent to an annual rate of 0.20% of average daily net assets.

Mortality and Expense Risk Charge. TIAA imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract. The current deduction is equal to an annual rate of 0.40% of average daily net assets. Accumulations and annuity payments are not affected by changes in actual mortality experience or by TIAA’s actual expenses.

TIAA’s mortality risks come from its contractual obligations to make annuity payments and to pay death benefits before the annuity starting date. This assures that neither your own longevity nor any collective increase in life expectancy will lower the amount of your annuity payments. TIAA also bears a risk in connection with its death benefit guarantee, since a death benefit may exceed the actual amount of an accumulation at the time when it is payable.

TIAA’s expense risk is the possibility that TIAA’s actual expenses for administering the contract and the separate account will exceed the amount recovered through the administrative expense charge.

If the mortality and expense risk charge is not enough to cover TIAA’s actual costs, TIAA will absorb the deficit. On the other hand, if the charge more than covers costs, the excess will belong to TIAA. TIAA will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (“TPIS”), the principal underwriter of the variable component of the contract, for distribution of the variable component of the contract.

TIAA reserves the right to increase the overall maximum expense charge to 1.50% of average daily net assets per year.

Other Charges

No Deductions From Premiums. The contract provides for no front-end charges, sales loads or redemption fees.

Premium Taxes. Currently, contracts issued to residents of several states and the District of Columbia are subject to a premium tax. Charges for premium taxes on a particular contract ordinarily will be deducted from the

TIAA Separate Account VA-1 ■ Prospectus	21

accumulation value when the tax is applied to provide annuity payments. However, if a jurisdiction requires payment of premium taxes at other times, such as when premiums are paid or when cash withdrawals are taken, TIAA will deduct premium taxes at those times. Current state premium taxes, where charged, range from 1% to 3.50% of annuity payments.

Brokerage Commissions and Related Transaction Expenses

Brokers’ commissions, transfer taxes, the pro rata portion of the expenses of other investment companies in which the SIA invests and other portfolio fees are charged directly to the separate account (see the SAI).

THE ANNUITY PERIOD

All annuity payments are paid to the contractowner from the fixed account. TIAA fixed annuity payments are usually monthly. You can choose quarterly, semi-annual and annual payments as well. TIAA reserves the right not to make payments at any interval that would cause the initial payment to be less than $100.

The value of the amount accumulated upon which payments are based will be set at the end of the last calendar day of the month before the annuity starting date. TIAA transfers your separate account accumulation to the fixed account on that day. At the annuity starting date, the dollar amount of each periodic annuity payment is fixed, based upon the number and value of the separate account accumulation units being converted to annuity income, the annuity option chosen, the ages of the annuitant and the annuity partner (under a survivor income option) and the annuity purchase rates at that time. (These will not be lower than the rates outlined in your contract.) Payments will not change while the annuitant and the annuity partner (under a survivor income option) are alive. After the end of the accumulation period, your contract will no longer participate in the separate account. The total value of annuity payments may be more or less than total premiums paid by the contractowner.

Technically all benefits are payable at TIAA’s home office, but TIAA will send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments sent changes, it is your responsibility to let TIAA know. TIAA can send payments to your residence or bank abroad, although there are some countries where the U.S. Treasury Department imposes restrictions.

ANNUITY STARTING DATE

Generally, you pick an annuity starting date (it has to be the first day of a month) when you first apply for a contract. If you do not, TIAA will tentatively assume the annuity starting date will be the latest permissible annuity starting date (i.e., the first day of the month of the annuitant’s ninetieth birthday). You can change the annuity starting date at any time before annuity payments begin (see “Choices and Changes,” below). In any case, the annuity starting date must be at least fourteen months after the date your contract is issued.

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For payments to begin on the annuity starting date, TIAA must have received all information and documentation necessary for the income option you’ve picked. (For more information, contact TIAA—see below.) If TIAA hasn’t received all the necessary information, it will defer the annuity starting date until the first day of the month after the information was received, but not beyond the latest permissible annuity starting date. If, by the latest permissible annuity starting date, you have not picked an income option or if TIAA has not otherwise received all the necessary information, it will begin payments under the automatic election option stated in your contract. Your first annuity check may be delayed while TIAA processes your choice of income options and calculates the amount of your initial payment.

INCOME OPTIONS

You may select from the several income options set forth in your contract (all from the fixed account) or any other annuity option available from TIAA at the time of selection. However, federal tax law might limit the options available to you. You may change your choice any time before payments begin, but once they have begun no change can be made. You have a number of different annuity options to choose among.

The current options are:

Single Life Annuity.  Pays income (usually monthly) as long as the annuitant lives. Remember: All payments end at the annuitant’s death so that it would be possible, for example, for the contractowner to receive only one payment if the annuitant died less than a month after annuity payments started. If you die before the annuitant, your beneficiary becomes the contractowner.

Single Life Annuity with a 10-, 15- or 20-Year Guaranteed Period.  Pays income (usually monthly) as long as the annuitant lives or until the end of the guaranteed period, whichever is longer. If the annuitant dies before the period is up, payments continue for the remaining time. If you die while any payments remain due, your beneficiary becomes the contractowner.

Payments for a Fixed Period.  Pays income (usually monthly) for a stipulated period of not less than two nor more than thirty years. At the end of the period you have chosen, payments stop. If you die before the period is up, your beneficiary becomes the contractowner.

Survivor Income Options.  Pays income at least as long as the annuitant and the annuity partner are alive, then continues upon the death of one at either the same or a reduced level until the second person dies. Once annuity payments begin under a survivor annuity, you cannot change the annuity partner. If you die while any payments remain due, your beneficiary becomes the contractowner.

Full Benefit, With or Without Guaranteed Period.  If the annuitant or the annuity partner dies, payments continue for the life of the survivor. If you have not chosen a guaranteed period, all payments stop when the second person dies. If you have chosen a guaranteed period of 10, 15 or 20 years and both the

TIAA Separate Account VA-1 ■ Prospectus	23

annuitant and the annuity partner die before it elapses, payments still continue for the rest of the period.

Two-Thirds Benefit, With or Without Guaranteed Period.  If the annuitant or the annuity partner dies, payments of two-thirds of the amount that would have been paid if both had lived continue for the life of the survivor. If you have not chosen a guaranteed period, all payments stop when the second person dies. If you’ve chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments of two-thirds of the amount that would have been paid if both had lived continue for the rest of the period.

Half-Benefit After the Death of the Annuitant, With or Without Guaranteed Period.  If the annuity partner outlives the annuitant, payments of half the amount that would have been paid if the annuitant had lived will continue for the life of the annuity partner. If you haven’t chosen a guaranteed period, all payments stop when the second person dies. If you’ve chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments of half the amount that would have been paid if the annuitant had lived continue for the rest of the period.

TIAA may make variable income options available in the future, subject to applicable law.

DEATH BENEFITS

Death benefits become payable when TIAA receives proof that you or the annuitant has died during the accumulation period. When you fill out an application for a contract, you name one or more beneficiaries to receive the death benefit if you die. You can change your beneficiary at any time during the accumulation period (see “Choices and Changes” below). For more information on designating beneficiaries, contact TIAA or your legal advisor. If the annuitant dies during the accumulation period, you become the death benefit payee.

Currently, your accumulation will continue participating in the investment experience of the separate account up to and including the day when TIAA receives proof of death. Ordinarily, TIAA will transfer your separate account accumulation to the fixed account as of the day TIAA receives proof of death. However, if the contractowner’s spouse is the sole beneficiary, when the contractowner dies the spouse can choose to become the contractowner and continue the contract or receive the death benefit. If the spouse does not make a choice within 60 days after TIAA receives proof of death, no transfer will be made and the spouse will automatically become the contractowner. The spouse will also become the annuitant if the contractowner was the annuitant. Pending insurance department approval, the terms of your contract may be amended to: (1) clarify that your accumulation will be transferred to the fixed account only after TIAA has received proof of death and all other necessary

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forms and documentation and/or (2) change the date TIAA transfers your separate account accumulation to the fixed account from the day TIAA receives proof of death to the day TIAA pays the death benefit.

The amount of the death benefit will equal the greater of (1) the amount you have accumulated in the separate and fixed accounts on the day TIAA receives proof of death or, if that is not a business day, on the next business day, or (2) the total premiums paid under your contract minus any cash withdrawals (or surrender charges on cash withdrawals or transfers from the fixed account). If (2) is greater than (1), TIAA will deposit the difference in the fixed account as of the day TIAA receives proof of death.

You can choose in advance the method by which death benefits should be paid, or you can leave it up to the death benefit payee. Except with the Single-Sum Payment and Interest Payments methods, the amount of each periodic payment is fixed (see “The Fixed Account” above). While you and the annuitant are both alive, you can change the method of payment you have chosen. You can also stipulate that your beneficiary not change the method you’ve specified in advance. (To choose, change or restrict the method by which death benefits are to be paid, you or your beneficiary has to notify TIAA in writing.) Once death benefits start, the method of payment cannot be changed.

To pay a death benefit, TIAA must have received all necessary forms and documentation. (For more information, contact TIAA—see below.) Even if TIAA has not received all of the required information, death benefits must begin by the first day of the month following the 60th day after TIAA receives proof of death. If no method of payment has been chosen by that time, TIAA will have the option of paying the entire death benefit to the death benefit payee within five years of death, using the Payments for a Fixed Period method. If the contractowner is not a natural person (e.g., it is an estate or a corporation), TIAA will apply these distribution requirements if the annuitant dies.

METHODS OF PAYMENT

TIAA limits the methods of payment for death benefits to those suitable under federal income tax law for annuity contracts. (For more information, see “Taxation of Annuities” below.) With methods offering periodic payments, benefits are usually monthly, but the death benefit payee can request to receive them quarterly, semiannually or annually instead. Federal law may restrict the availability of certain methods to the death benefit payee; conversely, TIAA may offer additional methods in the future. At present, the methods of payment for TIAA death benefits are:

Single-Sum Payment.  The entire death benefit is paid at once (within seven days after TIAA receives all necessary forms and documentation). When the beneficiary is an estate, the single-sum method is automatic, and TIAA reserves the right to pay death benefits only as a single sum to corporations, trustees, partnerships, guardians or any beneficiary not a natural person.

Single Life Annuity.  Payable monthly for the life of the death benefit payee, with payments ending when he or she dies.

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Single Life Annuity With a 10-, 15- or 20-Year Guaranteed Period.  Payable monthly for the death benefit payee’s lifetime or until the end of the period chosen, whichever is later. If he or she dies before the period is up, the remaining payments continue to the person named to receive them (see “Choices and Changes,” below). Federal tax law says the guaranteed period selected cannot exceed the death benefit payee’s life expectancy.

Payments for a Fixed Period.  Payable over two to thirty years, as determined by you or your beneficiary. At the end of the selected period, payments stop. If the death benefit payee dies before the period is up, the remaining payments continue to the person named to receive them. Federal tax law says the fixed period selected cannot exceed the death benefit payee’s life expectancy.

Interest Payments.   TIAA will pay interest on the amount of the death benefit each month for two to thirty years. You (or your beneficiary, unless you specify otherwise) choose the period. The death benefit is payable at the end of the period chosen. If the death benefit payee dies before the interest payment period is up, the death benefit becomes payable immediately. For this interest-only method, the death benefit must be at least $5,000.

The Single Life Annuity and the Single Life Annuity With A 10-, 15- or 20-Year Guaranteed Period methods are available only if the death benefit payee is a natural person. Under any method (except the Interest Payments method) that would result in payments of less than $100 a month, TIAA reserves the right to require a change in choice that will result in payments of $100 or more.

TIMING OF PAYMENTS

Usually TIAA will make the following kinds of payments from the separate account within seven calendar days after TIAA has received the information it needs to process a request:

1.	Cash withdrawals;
2.	Transfers to the fixed account; and
3.	Death benefits.

TIAA can extend the seven-day period only if (1) the NYSE is closed (or trading restricted by the SEC) on a day that is not a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for Advisors to sell securities or determine the value of assets in the separate account; or (3) the SEC permits or requires TIAA by order to postpone payments to protect you and other separate account contractowners.

FEDERAL INCOME TAXES

The following discussion is based on TIAA’s understanding of current federal income tax law under current Internal Revenue Service (“IRS”) interpretations. TIAA cannot guarantee that the law or the IRS’s interpretation will not change.

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TIAA has not considered any applicable state or other tax laws. Of course, your own tax status or that of your beneficiary could affect your final outcome. You should consult a qualified tax professional for advice before executing any transaction involving a contract.

TAX STATUS OF THE CONTRACT

Diversification Requirements. Section 817(h) of the IRC and the regulations under it provide that separate account investments underlying a contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how Advisors makes investments for the separate account.

Owner Control. Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you would have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control. The U.S. Treasury Department says that the regulations on investment diversification do not provide guidance about when and how investor control of a segregated asset account’s investment could cause the investor rather than the insurance company to be treated as the owner of the assets for tax purposes.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS might not rule the same way in your case. TIAA reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account’s assets for tax purposes.

Required Distributions. To qualify as an annuity contract under section 72(s) of the IRC, a contract must provide that: (a) if any owner dies on or after the annuity starting date but before all amounts under the contract have been distributed, the remaining amounts will be distributed at least as quickly as under the method being used when the owner died; and (b) if any owner dies before the annuity starting date, all amounts under the contract will be distributed within five years of the date of death. So long as the distributions begin within a year of the owner’s death, the IRS will consider these requirements satisfied for any part of the owner’s interest payable to or for the benefit of a “designated beneficiary” and distributed over the beneficiary’s life or over a period that cannot exceed the beneficiary’s life expectancy. A designated beneficiary is the person the owner names to assume ownership when the owner dies. A designated beneficiary must be a natural person. If a contractowner’s spouse is the designated beneficiary, he or she can continue the contract when the contractowner dies.

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The contract is designed to comply with section 72(s). TIAA will review the contract and amend it if necessary to make sure that it continues to comply with the section’s requirements.

TAXATION OF ANNUITIES

Assuming the contracts qualify as annuity contracts for federal income tax purposes:

In General. IRC section 72 governs annuity taxation generally. TIAA believes an owner who is a natural person usually will not be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the accumulation or takes annuity payments). Assigning, pledging or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution. Withdrawals of accumulated investment earnings are taxable as ordinary income. Generally under the IRC, withdrawals are first allocated to investment earnings.

The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the accumulation over the “investment in the contract.”

The following discussion applies generally to contracts owned by a natural person:

Withdrawals.  If you withdraw funds from your contract before the annuity starting date, IRC section 72(e) usually deems taxable any amounts received to the extent that the accumulation value immediately before the withdrawal exceeds the investment in the contract. Any remaining portion of the withdrawal is not taxable. The investment in the contract usually equals all premiums paid by the contractowner or on the contractowner’s behalf.

If you withdraw your entire accumulation under a contract, you will be taxed only on the part that exceeds your investment in the contract.

Annuity Payments.  Although tax consequences can vary with the income option you pick, IRC section 72(b) provides generally that, before you recover the investment in the contract, gross income does not include that fraction of any annuity income payments that equals the ratio of investment in the contract to the expected return at the annuity starting date. After you recover your investment in the contract, all additional annuity payments are fully taxable.

Taxation of Death Benefit Proceeds.  Amounts may be paid from a contract because an owner has died. If the payments are made in a single sum, they are taxed the same way a full withdrawal from the contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments. Generally, under the Interest Payments method the death benefit will be taxed as though it were distributed as a single-sum payment at the beginning of the payment period, with interest taxed as it is paid.

Penalty Tax on Some Withdrawals.  You may have to pay a penalty tax (10% of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

28	Prospectus ■ TIAA Separate Account VA-1

(1)	on or after you reach 59 1/2;
(2)	after you die (or after the annuitant dies, if the owner is not an individual);
(3)	after you become disabled; or
(4)	that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint life (or life expectancy) of you and your beneficiary.

Possible Tax Changes.  Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the contract.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

Transferring contract ownership, designating an annuitant, payee or other beneficiary who is not also the owner, or exchanging a contract can have other tax consequences that are not discussed here. If you are thinking about any of those transactions, contact a professional tax adviser for advice before executing a transaction.

WITHHOLDING

Annuity distributions usually are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, most recipients can usually choose not to have tax withheld from distributions.

MULTIPLE CONTRACTS

In determining gross income, section 72(e) generally treats as one contract all TIAA and its affiliate’s non-qualified deferred annuity contracts issued after October 21, 1988, to the same owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10% penalty tax (see above). It is possible, for instance, that if you take annuity payments from only one of the contracts, they could be taxed like individual withdrawals (see above). There might be other situations where the U.S. Treasury Department concludes that it would be appropriate to treat two or more annuity contracts purchased by the same owner as if they were one contract. Consult a qualified tax adviser before buying more than one annuity contract that falls within the scope of these rules.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the federal estate tax implications of any contract, keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value

TIAA Separate Account VA-1 ■ Prospectus	29

of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require TIAA to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

RESIDENTS OF PUERTO RICO

The IRS has announced that income received from an annuity contract by residents of Puerto Rico is U.S.-source income that is generally subject to United States federal income tax.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Consult with a qualified tax adviser regarding U.S., state and foreign taxation.

POSSIBLE CHARGE FOR TIAA’S TAXES

Currently TIAA does not charge the separate account for any federal, state or local taxes on it or its contracts (other than premium taxes—see above) but TIAA reserves the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that TIAA believes should be attributed to them.

TAX ADVICE

What TIAA tells you here about federal and other taxes is not comprehensive and is for general information only. It does not cover every situation. Taxation varies depending on the circumstances, and foreign, state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

30	Prospectus ■ TIAA Separate Account VA-1

VOTING RIGHTS

When contractowner meetings are held, contractowners generally can vote: (1) to elect members of the management committee; (2) to ratify the selection of an independent registered public accounting firm for the separate account; and (3) on any other matter that requires a vote by contractowners.

On the record date, you will have one vote per dollar of your accumulation.

The phrase “majority of outstanding voting securities” means the lesser of: (a) 67% of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50% of the outstanding voting securities. If a majority of outstanding voting securities is not required to decide a question, the separate account will generally require a quorum of 10% of the outstanding voting securities, with a simple majority of votes cast required to decide the issue. If laws, regulations, or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict your voting rights, TIAA reserves the right to act as permitted.

GENERAL MATTERS

CHOICES AND CHANGES

As long as the contract permits, the contractowner (or the annuitant, the annuity partner, beneficiary or any other payee) can choose or change any of the following: (1) an annuity starting date; (2) an income option; (3) a transfer; (4) a method of payment for death benefits; (5) an annuity partner, beneficiary, or other person named to receive payments; and (6) a cash withdrawal or other distribution. You have to make your choices or changes via a written notice satisfactory to TIAA and received at TIAA’s home office (see below). You can change the terms of a transfer, cash withdrawal or other cash distribution only before they are scheduled to take place. When TIAA receives a notice of a change in beneficiary or other person named to receive payments, it will execute the change as of the date it was signed, even if the signer dies in the meantime. TIAA executes all other changes as of the date received. As already mentioned, TIAA will delay the effective date of some transactions until it receives additional documentation (see “Remitting Premiums” above).

TELEPHONE AND INTERNET TRANSACTIONS

You can use TIAA’s Automated Telephone Service (ATS) or the TIAA-CREF Web Center’s account access feature over the Internet to check your accumulation balances and/or your current allocation percentages, transfer between the separate account and the fixed account and/or allocate future premiums to the separate account or the fixed account.

You will be asked to enter your Personal Identification Number (PIN) and Social Security Number for both systems. Both will lead you through the transaction process and will use reasonable procedures to confirm that

TIAA Separate Account VA-1 ■ Prospectus	31

instructions given are genuine. All transactions made over the ATS and through the Web Center are electronically recorded.

To use the ATS, you need to call 800 842-2252 on a touch-tone phone. To use the Web Center’s account access feature, access the TIAA-CREF Internet home page at www.tiaa-cref.org.

TIAA can suspend or terminate your ability to transact by telephone or over the Internet at any time for any reason. Also, telephone and Internet transactions may not always be available. TIAA will not be responsible for loss due to unauthorized or fraudulent transactions if it follows such procedures.

CONTACTING TIAA

TIAA will not consider any notice, form, request or payment to have been received by TIAA until it reaches TIAA’s home office: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206, or the post office box specifically designated for the purpose. You can ask questions by calling toll-free 800 223-1200.

CUSTOMER COMPLAINTS

Customer complaints may be directed to TIAA’s Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800 223-1200.

ELECTRONIC PROSPECTUSES

If you received this Prospectus electronically and would like a paper copy, please call 800 223-1200, and TIAA will send it to you free of charge.

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, TIAA may mail only one copy of the separate account Prospectus, prospectus supplements, annual and semi-annual reports or certain other required documents to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call TIAA toll-free at 800 233-1200 or write TIAA.

SIGNATURE REQUIREMENTS

For some transactions, TIAA may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

ERRORS OR OMISSIONS

TIAA reserves the right to correct any errors or omissions on any form, report or statement that TIAA may send you.

32	Prospectus ■ TIAA Separate Account VA-1

DISTRIBUTION OF THE CONTRACTS

The contracts are offered continuously by TPIS and, in some instances, TIAA-CREF Individual & Institutional Services, LLC (“Services”), which are both registered with the SEC as broker-dealers, are members of FINRA and are direct or indirect subsidiaries of TIAA. TPIS is the principal underwriter of the contracts. Anyone distributing the contract must be a registered representative of either TPIS or Services, whose main offices are both at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the contracts.

LEGAL PROCEEDINGS

The assets of the separate account are not subject to any legal actions. Neither TIAA nor TPIS nor Advisors is involved in any legal action they consider material to their respective obligations to the separate account.

CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account for the fiscal years ended December 31, 1998-2007. The condensed financial information for the fiscal years ended December 31, 2007, 2006 and 2005 is derived from the separate account’s financial statements for those periods audited by PricewaterhouseCoopers LLP. Their reports appear in the separate account’s respective annual reports for those years, which are available without charge upon request and are incorporated herein by reference. Condensed financial information for fiscal periods before 2005 is derived from financial statements audited by the separate account’s former independent registered public accounting firm. The table shows per accumulation unit data for the SIA, the only investment portfolio of the separate account.

TIAA Separate Account VA-1 ■ Prospectus	33

CONDENSED FINANCIAL INFORMATION

concluded

	Years Ended December 31,
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998

PER ACCUMULATION UNIT DATA:*
Investment income	$1.750	$1.568	$1.378	$1.359	$1.041	$0.965	$0.916	$0.966	$0.961	$0.908
Expenses	0.575	0.584	0.519	0.468	0.310	0.218	0.253	0.301	0.270	0.223
Investment income—net	1.175	0.984	0.859	0.891	0.731	0.747	0.663	0.665	0.691	0.685
Net realized and unrealized gain on investments	2.979	10.909	3.222	6.727	15.066	(15.200)	(9.499)	(7.024)	13.051	12.407
Net increase in Accumulation Unit Value	4.154	11.893	4.081	7.618	15.797	(14.453)	(8.836)	(6.359)	13.742	13.092

ACCUMULATION UNIT VALUE:
Beginning of year	91.492	79.599	75.518	67.900	52.103	66.556	75.392	81.751	68.009	54.917
End of year	$95.646	$91.492	$79.599	$75.518	$67.900	$52.103	$66.556	$75.392	$81.751	$68.009

TOTAL RETURN*	4.54%	14.94%	5.40%	11.22%	30.32%	(21.72)%	(11.72)%	(7.78)%	20.21%	23.84%

Ratio of expense to average net assets before expense waiver**	0.90%	0.90%	0.90%	0.90%	0.76%	—%	—%	—%	—%	—%
Ratio of expense to average net assets after expense waiver	0.67%	0.67%	0.67%	0.67%	0.53%	0.37%	0.37%	0.37%	0.37%	0.37%
Ratio of net investment income to average net assets	1.19%	1.13%	1.12%	1.28%	1.26%	1.27%	0.97%	0.82%	0.95%	1.14%
Portfolio turnover rate	6%	7%	6%	5%	4%	5%	10%	21%	38%	46%
Accumulation Units outstanding at end of year (in thousands)	10.345	10.882	11,598	12,123	12,176	11,801	12,517	13,147	12,630	11,145
Net assets at end of year (in thousands)	$989,292	$996,044	$923,201	$915,478	$826,747	$614,853	$833,099	$991,188	$1,032,554	$757,982

*	Based on per accumulation unit data.

**	The ratio of expenses to average net assets before expense waiver was not included as part of the audited Condensed Financial Information until December 31, 2003.

34	Prospectus ■ TIAA Separate Account VA-1

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

B-2	Investment Restrictions

B-3	Investment Policies and Risk Considerations

B-3	Options and Futures

B-5	Firm Commitment Agreements and Purchase of “When-Issued” Securities

B-5	Securities Lending

B-6	Borrowing and Lending Among Affiliates

B-6	Repurchase Agreements

B-6	Swap Transactions

B-7	Segregated Accounts

B-7	Investment Companies

B-7	Temporary Defensive Positions

B-7	Other Investment Techniques and Opportunities

B-7	Portfolio Turnover

B-7	Valuation of Assets

B-7	Investments for Which Market Quotations are Readily Available

B-7	Equity Securities

B-7	Money Market Instruments

B-8	Options and Futures

B-8	Investments for Which Market Quotations are Not Readily Available

B-8	Disclosure of Portfolio Holdings

B-10	Management

B-10	The Management Committee

B-10	Managers and Officers

B-13	Equity Ownership of Managers

B-13	Compensation of Managers

B-13	Committees

B-14	Proxy Voting Policies

B-15	Investment Advisory and Related Services

B-15	Investment Advisory Services

B-15	Personal Trading Policy

B-15	Information About the Separate Account’s Portfolio Management

B-17	Administrative Services

B-17	Advisors and TIAA

B-17	Custodian and Fund Accounting Agent

B-17	Independent Registered Public Accounting Firm

B-17	Brokerage Allocation

B-18	Directed Brokerage

B-18	Periodic Reports

B-18	General Matters

B-18	Assignment of Contracts

B-18	Payment to an Estate, Guardian, Trustee, etc.

B-18	Benefits Based on Incorrect Information

B-18	Proof of Survival

B-18	State Regulation

B-18	Legal Matters

B-19	Experts

B-19	Additional Information

B-19	Financial Statements

B-20	Index to Financial Statements

B-47	Appendix A: TIAA-CREF Policy Statement on Corporate Governance

TIAA Separate Account VA-1 ■ Prospectus	35

STATEMENT OF ADDITIONAL INFORMATION

Individual Flexible-Premium Deferred Variable Annuities

Funded through

TIAA SEPARATE ACCOUNT VA-1

of

Teachers Insurance and Annuity Association of America

MAY 1, 2008

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in connection with the current prospectus dated May 1, 2008 (the “Prospectus”) for the variable annuity that is the variable component of the contract. The Prospectus is available without charge upon written or oral request to: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206, Attention: Central Services: telephone 800 223-1200. Capitalized terms used, but not defined, herein have the same meaning as in the Prospectus. As used in this SAI, references to the separate account also include the Stock Index Account (“SIA”).

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

Table of Contents

B-2	Investment Restrictions
B-3	Investment Policies and Risk Considerations
B-3	Options and Futures
B-5	Firm Commitment Agreements and Purchase of “When-Issued” Securities
B-5	Securities Lending
B-5	Borrowing and Lending Among Affiliates
B-6	Repurchase Agreements
B-6	Swap Transactions
B-7	Segregated Accounts
B-7	Investment Companies
B-7	Temporary Defensive Positions
B-7	Other Investment Techniques and Opportunities
B-7	Portfolio Turnover
B-7	Valuation of Assets
B-7	Investments for Which Market Quotations are Readily Available
B-7	Equity Securities
B-7	Money Market Instruments
B-8	Options and Futures
B-8	Investments for Which Market Quotations are Not Readily Available
B-8	Disclosure of Portfolio Holdings
B-10	Management
B-10	The Management Committee
B-10	Managers and Officers
B-13	Equity Ownership of Managers
B-13	Compensation of Managers
B-13	Committees

B-14	Proxy Voting Policies
B-15	Investment Advisory and Related Services
B-15	Investment Advisory Services
B-15	Personal Trading Policy
B-15	Information About the Separate Account’s Portfolio Management
B-17	Administrative Services
B-17	Advisors and TIAA
B-17	Custodian and Fund Accounting Agent
B-17	Independent Registered Public Accounting Firm
B-17	Brokerage Allocation
B-18	Directed Brokerage
B-18	Periodic Reports
B-18	General Matters
B-18	Assignment of Contracts
B-18	Payment to an Estate, Guardian, Trustee, etc.
B-18	Benefits Based on Incorrect Information
B-18	Proof of Survival
B-18	State Regulation
B-18	Legal Matters
B-19	Experts
B-19	Additional Information
B-19	Financial Statements
B-20	Index to Financial Statements
B-47	Appendix A: TIAA-CREF Policy Statement on Corporate Governance

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies with respect to TIAA Separate Account VA-1 (the “separate account”) and may not be changed without the approval of a majority of the separate account’s outstanding voting securities, as that term is defined under the Investment Company Act of 1940 (“1940 Act”).

1.	The separate account will not issue senior securities except as Securities and Exchange Commission (“SEC”) regulations permit;

2.

The separate account will not borrow money, except: (a) the separate account may purchase securities on margin, as described in restriction 9 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of the separate account’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5% of the separate account’s total assets taken at market value at the time of borrowing). Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for the separate account;

3.	The separate account will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

4.	The separate account will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

5.	The separate account will not make an investment in an industry if after giving effect to that investment the separate account’s holding in that industry would exceed 25% of the separate account’s total assets—this restriction, however, does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

6.	The separate account will not purchase real estate or mortgages directly;

7.	The separate account will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

8.

The separate account will not make loans, except: (a) that it may make loans of portfolio securities not exceeding 33 1/3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily; (b) loans through entry into repurchase agreements may be made; (c) privately placed debt securities may be purchased; or (d) participation interests in loans, and similar investments, may be purchased; and

9.	The separate account will not purchase any security on margin (except that the separate account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities).

B-2	Statement of Additional Information ■ TIAA Separate Account VA-1

With the exception of percentage restrictions related to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.

The separate account is a diversified, open-end, management investment company.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

OPTIONS AND FUTURES

The separate account may engage in options and futures strategies to the extent permitted by the New York State Insurance Department (“NYID”) and subject to SEC and Commodity Futures Trading Commission (“CFTC”) requirements. It is not the intention of the separate account to use options and futures strategies in a speculative manner, but rather primarily as hedging techniques or for cash management purposes. Options and futures transactions may increase the separate account’s transactional costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

Options. Option-related activities could include (1) selling covered call option contracts and purchasing call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the separate account may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally having a duration of nine months or less) that gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style), prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling of a call option would benefit the separate account if, over the option period the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the separate account risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

The separate account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the separate account, the separate account will realize a profit or loss on the transaction on that security.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

The separate account may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premium of the put option bought and sold, the separate account would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of the separate account’s portfolio of securities. To the extent that the separate account’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of Teachers Advisors, Inc. (“Advisors”), the separate account’s investment adviser, before it deals in any option on behalf of the separate account.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

To the extent permitted by applicable regulatory authorities, the separate account may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-3

the separate account against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

Futures. A futures contract on an investment is a binding contractual commitment that, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract—assuming a “long” position—Advisors legally will obligate the separate account to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—Advisors legally will obligate the separate account to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the separate account usually will be liquidated in this manner, the separate account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the separate account to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the separate account with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, Advisors may seek to protect the value of the separate account’s securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Advisors can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the separate account will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by the separate account upon the purchase or sale of a futures contract. Initially, the separate account will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the separate account an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the separate account upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the separate account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the separate account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the separate account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the separate account would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the separate account may elect to close the position by taking an opposite position that will operate to terminate the separate account’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the separate account, and the separate account realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Advisors, on behalf of the separate account, will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in Advisors’ judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the separate account’s portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to the user’s ability to predict correctly movements in the direction of the market. For example, it is possible that, where the separate account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the separate account’s portfolio may decline. If this occurred, the separate account would lose money on the futures and also experience a decline in value in its portfolio investments. However, Advisors believes that over time the value of the separate account’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio

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securities or instruments sought to be hedged. It also is possible that, for example, if the separate account has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the separate account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the separate account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The separate account may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the position of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

The separate account may also use futures contracts and options on futures contracts to manage its cash flow more effectively. The separate account has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder, and therefore, is not subject to registration or regulation as a commodity pool operator.

Options and futures transactions may increase the separate account’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

FIRM COMMITMENT AGREEMENTS AND PURCHASE OF “WHEN-ISSUED” SECURITIES

The separate account can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the separate account may purchase, for example, issues of fixed-income instruments on a “when issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the separate account may invest in asset-backed securities on a delayed delivery basis. This reduces the separate account’s risk of early repayment of principal, but exposes the account to some additional risk that the transaction will not be consummated.

When the separate account enters into firm commitment agreements, liability for the purchase price—and the rights and risks of ownership of the securities—accrues to the separate account at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the separate account to purchase the security at a price above the current market price on the date of delivery and payment. During the time the separate account is obligated to purchase such securities, it will be required to segregate assets (see “Segregated Accounts” below). The separate account will not purchase securities on a “when issued” basis if, as a result, more than 15% of its net assets would be so invested.

SECURITIES LENDING

Subject to the separate account’s investment restriction relating to loans of portfolio securities set forth above, the separate account may lend its securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC, and are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, the separate account will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., U.S. Treasury securities) or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by the NYID (not to fall below 100% of the market value of the loaned securities), as reviewed daily.

By lending its securities, the separate account will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the separate account by the borrower of the securities. Such loans will be terminable by the separate account at any time and will not be made to affiliates of TIAA. The separate account may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The separate account may pay reasonable fees to persons unaffiliated with the separate account for services or for arranging such loans or for acting as securities lending agent. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities or in liquidating collateral should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

BORROWING AND LENDING AMONG AFFILIATES

The separate account participates in a $1.5 billion unsecured revolving credit facility, to be used for temporary or emergency

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-5

purposes, including without limitation, funding of contractowner redemptions that otherwise might require the untimely disposition of securities. Certain accounts or funds of the College Retirement Equities Fund, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds, each of which is managed by Advisors or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by Advisors. Interest associated with any borrowing under the facility will be charged to Advisors at rates that are based on the Federal Funds Rate in effect during the time of the borrowing.

If the separate account borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes the separate account to special risks, including greater fluctuations in net asset value in response to market changes.

REPURCHASE AGREEMENTS

Repurchase agreements are one of several short-term vehicles the separate account can use to manage cash balances effectively. In a repurchase agreement, the separate account buys an underlying debt instrument on the condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans by the separate account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the separate account retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the separate account’s seller to deposit with the separate account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The separate account will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in U.S. Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities in which the separate account may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the separate account would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the separate account; in such event the separate account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

SWAP TRANSACTIONS

The separate account may, to the extent permitted by the NYID and the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into swap transactions, the separate account may be able to protect the value of a portion of its portfolio against declines in market value. The separate account may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. The separate account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the separate account. However, there can be no assurance that the return the separate account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the separate account will only enter into swap transactions with counterparties Advisors considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the separate account would be limited to contractual remedies under the swap agreement. There can be no assurance that the separate account will succeed when pursuing its contractual remedies. To minimize the separate account’s exposure in the event of default, the separate account will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When the separate account enters into swap transactions on a net basis, the net amount of the excess, if any, of the separate account’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the separate account’s custodian. To the extent the separate account enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the separate account’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis (see “Segregated Accounts” below).

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments.

To the extent that there is an imperfect correlation between the return on the separate account’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the account’s financial risk. The separate account will not enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. It is not the intention of the separate account to engage in swap transactions in a speculative manner

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but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the separate account.

SEGREGATED ACCOUNTS

In connection with when-issued securities, firm commitments and certain other transactions in which the separate account incurs an obligation to make payments in the future, the separate account may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets such as cash, U.S. Government securities or other appropriate high grade debt obligations or other securities as may be permitted by law.

INVESTMENT COMPANIES

Subject to certain exceptions under the 1940 Act, the separate account may invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, the separate account cannot hold more than 3% of the total outstanding voting stock of any single investment company. When the separate account invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests. Additionally, the separate account may invest in other investment companies such as exchange-traded funds (“ETFs”).

TEMPORARY DEFENSIVE POSITIONS

During periods when Advisors believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of the separate account, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the separate account’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the account’s investment objective and policies. Under normal circumstances, the separate account may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the SIA’s investment objective and policies and to meet operating expenses. To the extent that the SIA holds cash or invests in money market instruments, it may not achieve its investment objective.

OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

The separate account may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, irrespective of how these actions may affect the weight of the particular securities in the separate account’s portfolio.

PORTFOLIO TURNOVER

The securities transactions the separate account engages in are reflected in its portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the separate account’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the separate account and ultimately by the separate account’s contractowners. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

The separate account has no fixed policy on portfolio turnover. Because a higher portfolio turnover rate will increase brokerage costs to the separate account, however, Advisors will carefully weigh the added costs of short-term investment against the gains and reductions in index tracking error anticipated from such transactions. The portfolio turnover rates in 2007 and 2006 for the separate account were 5.97% and 6.95%, respectively.

VALUATION OF ASSETS

The assets of the separate account are valued as of the close of each valuation day.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

EQUITY SECURITIES

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Such an equity security may also be valued at fair value as determined in good faith using procedures approved by the management committee if events materially affecting its value occur between the time its price is determined and the time the separate account’s unit value is calculated.

MONEY MARKET INSTRUMENTS

Money market instruments for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities, or are derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. Values for money market instruments will be obtained either from one or more of the major market makers or from one or more of the financial information services for the securities to be valued.

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OPTIONS AND FUTURES

Portfolio investments underlying options are valued as described above. Stock options written by the separate account are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the separate account net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when the separate account writes a call option, the amount of the premium is included in the separate account’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the separate account enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the separate account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from the separate account’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the management committee. For more information about the separate account’s fair value pricing procedures, see “Valuation of Assets” in the Prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

The management committee has adopted policies and procedures governing the disclosure by the separate account and Advisors of the separate account’s portfolio holdings to third parties, in order to ensure that this information is disclosed in a manner that is in the best interests of all contractowners. As a threshold matter, except as described below, the separate account and Advisors will not disclose the separate account’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. The separate account will disclose its portfolio holdings to all third parties who request it after that period. In addition, the separate account and Advisors may disclose the ten largest holdings of the separate account to third parties ten days after the end of the calendar month.

The separate account and Advisors may disclose the separate account’s portfolio holdings to third parties outside the time restrictions described above as follows:

•

Portfolio holdings in any particular security can be made available to stock exchanges or regulators, and portfolio holdings in a particular issuer’s securities can be made available to that issuer, in each case subject to approval of Advisors’ Area Compliance Officer, Advisors’ Chief Compliance Officer or an attorney employed by Advisors holding the title of Chief Counsel or above.

•	Portfolio holdings can be made available to rating and ranking organizations subject to a written confidentiality agreement in which the organization agrees not to trade on the information.

•

Portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of the separate account’s portfolio holding information to that third party is:

•	approved by an individual holding the title of Executive Vice President or above;

•	approved by an individual holding the title of Chief Counsel or above; and

•	subject to a written confidentiality agreement in which the third party agrees not to trade on the information.

On an annual basis, the management committee and the board of directors of Advisors will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for their review and approval.

Currently, the separate account has ongoing arrangements to disclose, in accordance with the time restrictions and all other provisions of the separate account’s portfolio holdings disclosure policy, the portfolio holdings of the separate account to the following recipients: Lipper, a Reuters company; Morningstar, Inc.; Mellon Analytical Solutions; Standard & Poor’s, a division of The McGraw-Hill Companies, Inc; The Thomson Corporation; and Bloomberg L.P. Each of these entities receives portfolio holdings information on a quarterly basis at least 30 days after the end of the most recent calendar month. No compensation was received by the separate account, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the separate account.

In addition, occasionally the separate account and Advisors disclose to certain broker-dealers the separate account’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the separate account’s portfolio management and trading strategies. These disclosures are done in accordance with the separate account’s portfolio holdings disclosure policy.

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The separate account sends summaries of its portfolio holdings to contractowners semi-annually as part of its annual and semi-annual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to the separate account’s policy as stated above, by writing to TIAA at P.O. Box 4674, New York, NY 10164.

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MANAGEMENT

THE MANAGEMENT COMMITTEE

The management committee oversees the separate account’s business affairs, which involve, among other things, approving the account’s investment objectives and policies. The management committee delegates the day-to-day management of the separate account to Advisors and its officers (see below). The management committee meets periodically to review, among other things, the separate account’s activities, contractual arrangements with companies that provide services to the account and the performance of the account’s investment portfolio.

MANAGERS AND OFFICERS

The following tables include certain information about the managers and officers of the separate account, including positions held with the account, length of office and time served and principal occupations in the last five years. The first table includes information about the separate account’s disinterested managers and the second table includes information about the account’s officers. The first table also includes the number of portfolios in the fund complex overseen by each manager and certain directorships held by each of them. The separate account has no interested managers.

DISINTERESTED MANAGERS

Name, Address and Date of Birth	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Manager	Other Directorships Held by Managers
Forrest Berkley c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Date of Birth (“DOB”): 4/25/54	Manager	Indefinite term. Manager since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2006), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	61	Director and member of the Investment Committee, the Maine Coast Heritage Trust and the Boston Athaneum; and Director, Appalachian Mountain Club.
Nancy A. Eckl c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/06/62	Manager	Indefinite term. Manager since 2007.	Former Vice President (1990–2006), American Beacon Advisors, Inc. and Vice President of certain funds advised by American Beacon Advisors, Inc.	61	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend and Income Fund, Inc. and Member of the Board of Managers of Lazard Alternative Strategies Fund, LLC.
Eugene Flood, Jr. c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/31/55	Manager	Indefinite term. Manager since 2005.	President and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment adviser).	61	None
Michael A. Forrester c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 11/05/67	Manager	Indefinite term. Manager since 2007.	Chief Operating Officer, Copper Rock Capital Partners (since September 2007). Formerly, Chief Operating Officer, DDJ Capital Management (2003–2006); and Executive Vice President (2000–2002), Senior Vice President (1995–2000) and Vice President (1992–1995), Fidelity Investments.	61	None
Howell E. Jackson c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Manager	Indefinite term. Manager since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	61	None
Nancy L. Jacob c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Chairman of the Management Committee, Manager	Indefinite term. Manager since 1999.	President and Founder (since October 2006) of NLJ Advisors, Inc. (investment adviser). Formerly, President and Managing Principal, Windermere Investment Associates (1997–2006); Chairman and Chief Executive Officer, CTC Consulting, Inc. (1994–1997); and Executive Vice President, U.S. Institutional Funds of the Pacific Northwest (1993–1996).	61	Director and Chairman of the Investment Committee of the Okabena Company (financial services).

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DISINTERESTED MANAGERS—continued

Name, Address and Date of Birth	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Manager	Other Directorships Held by Managers
Bridget A. Macaskill c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Manager	Indefinite term. Manager since 2003.	Principal and Founder, BAM Consulting LLC (since 2003); and Independent Consultant for Merrill Lynch (since 2003). Formerly, Chairman, Oppenheimer Funds, Inc. (2000–2001); Chief Executive Officer (1995–2001); President (1991–2000); and Chief Operating Officer (1989–1995) of that firm.	61	Director, Prudential plc, Scottish & Newcastle plc (brewer), Federal National Mortgage Association (Fannie Mae), International Advisory Board and British-American Business Council.
James M. Poterba c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Manager	Indefinite term. Manager since 2006.	Head (since 2006) and Associate Head (1994–2000 and 2001–2006) Economics Department, Massachusetts Institute of Technology (MIT); Mitsui Professor of Economics, MIT (since 1996), and Program Director, National Bureau of Economic Research (since 1990).	61	Director, The Jeffrey Company and Jeflion Company (unregistered investment companies).
Maceo K. Sloan c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Manager	Indefinite term. Manager since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, CEO and CIO, NCM Capital Management Group, Inc. (since 1991); and Chairman and CEO, NCM Capital Advisers, Inc. (since 2003).	61	Director, SCANA Corporation (energy holding company) and M&F Bancorp, Inc.
Laura T. Starks c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Manager	Indefinite term. Manager since 2006.	Chairman, Department of Finance, the Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (since 2000); Professor, University of Texas at Austin (since 1987); Fellow, Financial Management Association (since 2002). Formerly, Associate Dean for Research (2001–2002) and Associate Director of Research (2000–2003), the Center for International Business Education and Research, University of Texas at Austin; and Director of the Bureau of Business Research, University of Texas at Austin (2001–2002).	61	None

OFFICERS

Name, Address and Date of Birth	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mary (Maliz) E. Beams TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/29/56	Executive Vice President	One-year term. Executive Vice President since July 2007.	Executive Vice President of TIAA (since July 2007) and of TIAA-CREF Institutional Mutual Funds, CREF, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (collectively, the “TIAA-CREF Fund Complex”) (since September 2007). President and Chief Executive Officer, TIAA-CREF Individual & Institutional Services, LLC (since July 2007). Senior Managing Director and Head of Wealth Management Group of TIAA (since 2004). Formerly, Partner, Spyglass Investments (2002–2003); Partner and Managing Director, President of Global Business Development for the Mutual Fund Group and Head of International Mutual Fund and Offshore Businesses of Zurich Scudder Investments; and Head of U.S. Scudder Direct Retail Business and Chief Executive Officer of Scudder Brokerage (1997–2002).
Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/08/62	Chief Compliance Officer	One-year term. Chief Compliance Officer since February 2008.	Chief Compliance Officer of the TIAA-CREF Fund Complex; Vice President, Funds and Advisor Chief Compliance Officer of TIAA; Vice President, Senior Compliance Officer of Asset Management Compliance of TIAA and Chief Compliance Officer of Advisors and Investment Management (since February 2008). Formerly, Managing Director/Director of Global Compliance, AIG Investments (2000–2008); Senior Vice President/Group Head, Regulatory Oversight Group, Scudder Kemper Investments, Inc. (1998–2000); Chief Compliance Officer/Vice President, Legal Department, Salomon Brothers Asset Management, Inc. (1997–1998); Assistant General Counsel/Director, Securities Law Compliance, The Prudential Insurance Company of America (1994–1997); and Enforcement Staff Attorney, U.S. Securities and Exchange Commission (1988–1994).

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-11

OFFICERS—continued

Name, Address and Date of Birth	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/11/59	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since 2007.	Principal Executive Officer and President of TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds (since 2007). Executive Vice President (since 1999) and Head of Asset Management (since 2006) of TIAA, CREF and TIAA Separate Account VA-1. Director of TPIS (since 2006) and Advisors (since 2004). President and Chief Executive Officer of Investment Management and Advisors, and Manager of Investment Management (since 2004). Executive Vice President and Head of Asset Management of the TIAA-CREF Mutual Funds (2006–2007). Formerly, Manager of TIAA Realty Capital Management, LLC (2004–2006); and Chief Investment Officer of TIAA (2004–2006) and the TIAA-CREF Fund Complex (2003–2005).
Roger W. Ferguson, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/28/51	President and Chief Executive Officer	One-year term. President and Chief Executive Officer since April 2008.	President and Chief Executive Officer of TIAA (since April 2008) and President and Chief Executive Officer of CREF and TIAA Separate Account VA-1 (since April 2008). Formerly, Chairman, Head of Financial Services and Member of the Executive Committee of Swiss Re America Holding Corporation (2006-2008); Vice Chairman and Member of the Board of Governors of the United States Federal Reserve System (1997-2006); and Partner and Associate, McKinsey & Company (1984-1997).
Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.	Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds (since 2007). Formerly, Chief Financial Officer, Van Kampen Funds (2005–2006); and Vice President and Chief Financial Officer, Enterprise Capital Management and the Enterprise Group of Funds (1995–2005).
I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/24/52	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Director of TIAA-CREF Life (2003–2006); Advisor for McKinsey & Company (2003); Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal (2001–2002); and Senior Vice President and Chief Communications Officer for Insurance Information Institute (1993–2001).
George W. Madison TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/17/53	Executive Vice President and General Counsel	One-year term. Executive Vice President and General Counsel since 2003.	Executive Vice President and General Counsel of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated (1997–2003).
Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/18/56	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President of TIAA and the TIAA-CREF Fund Complex (since 2003). Director of Advisors, TPIS, and Manager of Investment Management. Formerly, Managing Director and Chief Risk Officer, Putnam Investments (1999–2003); and Head and Deputy Head of Global Market Risk Management , Lehman Brothers (1997–1999).
Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/13/66	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President of TIAA and the TIAA-CREF Fund Complex (since 2003) and Head of Corporate Services (since 2006). Formerly, Director, TIAA-CREF Life (2003–2006); First Vice President and Head of Human Resources, International Private Client Division and Global Debt Markets, Merrill Lynch & Co. (1999–2003); and Vice President and Head of Human Resources, Japan Morgan Stanley (1998–1999).
Marjorie Pierre-Merritt TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/28/66	Vice President and Acting Corporate Secretary	One year term. Vice President and Acting Corporate Secretary since September 2007.	Vice President and Acting Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since September 2007); and Assistant Corporate Secretary of TIAA (2006–2007). Formerly, Assistant Corporate Secretary of The Dun & Bradstreet Corporation (2003-2006); and Counsel, The New York Times Company (2001–2003).
Cara L. Schnaper TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 2/13/54	Executive Vice President	One-year term. Executive Vice President since February 2008.	Executive Vice President, Technology and Operations of TIAA, and of the TIAA-CREF Fund Complex (since February 2008). Formerly, Principal, Market Resolve, LLC (2006–February 2008); and Head, Middle Office, Investment Banking (2000–2002), Head, Technology and Operations, Equities (1999–2000) and Chief Operating Officer Technology and Operations, Emerging Markets, Foreign Exchange and Commodities (1997–1999), JP Morgan Chase & Co.
Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/26/51	Executive Vice President	One-year term. Executive Vice President since 2000.	Executive Vice President of TIAA and the TIAA-CREF Fund Complex (since 2006). Director and President of TIAA-CREF Enterprises, Inc. Formerly, Executive Vice President, Product Management of TIAA and TIAA-CREF Fund Complex (2000–2005); and President and Chief Executive Officer, Horizon Mercy (1996–2000).
Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.	Executive Vice President (since 2006). Director of Tuition Financing and Manager of Services. President and CEO, TIAA-CREF Redwood, LLC. Formerly Senior Vice President, Pension Products (2003–2006), Vice President, Support Services (1998–2003), of TIAA and the TIAA-CREF Fund Complex.

B-12	Statement of Additional Information ■ TIAA Separate Account VA-1

EQUITY OWNERSHIP OF MANAGERS

The following chart includes information relating to equity securities beneficially owned by managers in the separate account and in all registered investment companies in the same “family of investment companies” as the separate account, as of December 31, 2007. At that time, the separate account’s family of investment companies included TIAA Separate Account VA-1, the TIAA-CREF Life Funds, CREF and the TIAA-CREF Institutional Mutual Funds (including the TIAA-CREF Lifecycle Funds).

DISINTERESTED MANAGERS

Name of Manager	Dollar Range of Equity Securities in the Separate Account	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Manager in Family of Investment Companies
Forrest Berkley	None	Over $100,000
Nancy A. Eckl	None	$50,001-$100,000
Eugene Flood, Jr.	None	Over $100,000
Michael A. Forrester	None	$10,001-$50,000
Howell E. Jackson	None	Over $100,000
Nancy L. Jacob	None	Over $100,000
Bridget Macaskill	None	Over $100,000
James M. Poterba	None	Over $100,000
Maceo K. Sloan	None	Over $100,000
Laura T. Starks	None	Over $100,000

COMPENSATION OF MANAGERS

The following table shows the compensation received from the separate account and the TIAA-CREF Fund Complex by each non-officer manager during the fiscal year ended December 31, 2007. The separate account’s officers receive no compensation from any fund in the TIAA-CREF Fund Complex. For purposes of the chart, the TIAA-CREF Fund Complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Institutional Mutual Funds (including the TIAA-CREF Lifecycle Funds) and TIAA-CREF Mutual Funds, each a registered investment company. However, the TIAA-CREF Mutual Funds subsequently merged into corresponding series of the TIAA-CREF Institutional Mutual Funds on April 20, 2007.

DISINTERESTED MANAGERS

Name of Manager	Aggregate Compensation From the Separate Account	Long Term Performance Compensation Contribution As Part of Account Expenses	Total Compensation Paid From TIAA-CREF Fund Complex
Forrest Berkley*	$758.59	$331.36	$247,500.00
Nancy A. Eckl	$398.96	$245.96	$147,500.00
Eugene Flood, Jr.	$903.87	$331.96	$280,000.00
Michael A. Forrester	$240.64	$164.12	$ 92,500.00
Howell E. Jackson	$930.49	$331.36	$286,250.00
Nancy L. Jacob	$1,245.19	$331.36	$357,500.00
Bridget A. Macaskill	$518.14	$331.36	$192,500.00
James M. Poterba*	$749.50	$331.36	$245,000.00
Maceo K. Sloan*	$1,122.90	$331.36	$330,000.00
Laura T. Starks	$781.33	$331.36	$252,500.00
*	The compensation, or a portion of it, was not actually paid based on the prior election of the managers to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer managers. Excluding this year’s deferrals, a total of $287,022.33, including interest, earned across the fund complex has been deferred for prior years’ service, including interest through December 31, 2007, for all current managers who had elected to defer their compensation.

The management committee has approved manager compensation at the following rates effective January 1, 2008: an annual retainer of $50,000; a management committee and committee meeting fee of $2,500 ($1,000 for conference call meetings to review the separate account’s investment performance); an annual long-term compensation contribution of $75,000; an annual committee chair fee of $10,000 ($15,000 for the chairs of the Operations and the Audit and Compliance Committees); an annual management committee chair fee of $25,000; and an annual Operations and Audit and Compliance Committee member fee of $5,000. The managers also receive $2,500 per meeting for attending any contractowner meetings. Manager compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is pro-rated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the managers, and the need to attract and retain well-qualified management committee members.

COMMITTEES

Every year the management committee appoints certain standing committees, each with specific responsibilities for aspects of the separate account’s operations. Included among these are:

(1)

An Audit and Compliance Committee, consisting solely of independent managers, which assists the management committee in fulfilling its oversight responsibilities for financial and operational reporting, internal controls and certain compliance and ethics matters. The Audit and Compliance Committee is charged with approving the

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-13

appointment, compensation, retention (or termination) and oversight of the work of the separate account’s independent registered public accounting firm. The Audit and Compliance Committee has adopted a formal written charter that is available upon request. During the fiscal year ended December 31, 2007, the Audit and Compliance Committee held six meetings. The current members of the Audit and Compliance Committee are Mr. Sloan (chair), Mr. Berkley, Mr. Forrester, Ms. Macaskill and Prof. Poterba. Mr. Sloan has been designated the audit committee financial expert.

(2)	An Investment Committee, which assists the management committee in fulfilling its oversight responsibilities for the separate account’s investments. During the fiscal year ended December 31, 2007, the Investment Committee held six meetings. The current members of the Investment Committee are Dr. Flood (chair), Mr. Berkley, Ms. Eckl, Dr. Jacob, Ms. Macaskill, Prof. Poterba and Mr. Sloan.

(3)	A Corporate Governance and Social Responsibility Committee, consisting solely of independent managers, which assists the management committee in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the separate account and the initiation of appropriate shareholder resolutions. During the fiscal year ended December 31, 2007, the Corporate Governance and Social Responsibility Committee held nine meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Poterba (chair), Mr. Forrester, Prof. Jackson and Dr. Starks.

(4)	An Executive Committee, consisting solely of independent managers, which generally is vested with full management committee powers between management committee meetings on matters that arise between management committee meetings. During the fiscal year ended December 31, 2007, the Executive Committee did not hold any meetings. The current members of the Executive Committee are Dr. Jacob (chair), Dr. Flood, Prof. Jackson, Prof. Poterba and Mr. Sloan.

(5)	A Nominating and Governance Committee, consisting solely of independent managers, which nominates certain separate account officers and the members of the standing committees of the management committee, and recommends candidates for election as managers. During the fiscal year ended December 31, 2007, the Nominating and Governance Committee held fourteen meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Dr. Flood, Dr. Starks and Mr. Sloan.

(6)	An Operations Committee, consisting solely of independent managers, which assists the management committee in fulfilling its oversight responsibilities for operational matters of the separate account, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended
December 31, 2007, the Operations Committee held nine meetings. The current members of the Operations Committee are Prof. Jackson (chair), Ms. Eckl, Dr. Flood, Dr. Jacob and Dr. Starks.

Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as managers by providing potential nominee names and background information to the Secretary of the separate account. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, New York 10017-3206 or trustees@tiaa-cref.org.

PROXY VOTING POLICIES

The separate account has adopted policies and procedures to govern its voting of proxies of portfolio companies. The separate account seeks to use proxy voting as a tool to promote positive returns for long-term contractowners. Advisors believes that companies that follow good corporate governance practices and are responsive to contractowner concerns are more likely to produce better returns than those companies that do not follow these practices or act in such a manner.

As a general matter, the management committee has delegated to Advisors responsibility for voting the proxies of the portfolio companies in accordance with management committee–approved guidelines established by the Corporate Governance and Social Responsibility Committee. Guidelines for proposals related to corporate governance proposals and social issues are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as Appendix A to this SAI.

Advisors has a team of professionals responsible for reviewing and voting each proxy. In analyzing a proposal, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include third-party proxy advisory firms, various corporate governance–related publications and TIAA-CREF investment professionals. Based on their analysis of each proposal and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the interests of the separate account contractowners. Occasionally, when a proposal relates to social or environmental concerns or governance issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors seeks guidance on how to vote from the Corporate Governance and Social Responsibility Committee.

Advisors believes there are no material conflicts of interest that interfere with its proxy voting decisions on behalf of the separate account. There may be rare instances in which a trustee or senior executive of Advisors or Advisors’ affiliates is either a director or executive of a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions regarding the portfolio company.

A record of all proxy votes cast for the separate account during the twelve-month period ended June 30, 2007 can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov. A record of the separate account’s proxy votes for the twelve-month period ended June 30, 2008 will become available in August 2008.

B-14	Statement of Additional Information ■ TIAA Separate Account VA-1

INVESTMENT ADVISORY AND RELATED SERVICES

INVESTMENT ADVISORY SERVICES

Investment advisory services and related services for the separate account are provided by personnel of Advisors, which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the separate account, subject to the direction and control of the management committee of the separate account. The advisory personnel of Advisors perform all research, make recommendations and place orders for the purchase and sale of securities. Advisors also provides for all portfolio accounting, custodial and related services for the assets of the separate account.

As described in the Prospectus, the investment management agreement between Advisors and the separate account provides for payment by the separate account of an investment advisory fee of 0.30% of average daily net assets annually. Currently, with Advisors waiving a portion of that fee, a daily deduction from the net assets of the separate account is made at an annual rate of 0.07% for expenses related to the management of the assets of the separate account.

For the years ended December 31, 2007, 2006, and 2005, the separate account paid investment advisory fees of $714,234, $654,598 and $631,504, respectively. These fees reflect the waiver by Advisors of a portion of its investment advisory fee for the years ended December 31, 2007, 2006, and 2005, of $2,346,396, $2,175,429 and $2,074,611, respectively.

PERSONAL TRADING POLICY

The separate account and TPIS have adopted codes of ethics under Rule 17j-1 of the 1940 Act and Advisors has adopted a code of ethics under Rule 204A-1 of the Investment Advisers Act of 1940. These codes govern the personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by the separate account, they must also generally pre-clear and report all transactions involving securities covered under the codes. In addition, access persons must generally send duplicates of all confirmation statements and other brokerage account reports to a special compliance unit for review. These codes of ethics have been filed with the SEC and may be obtained: (1) through the SEC’s Public Reference Room (call 1 202 942 8090) for more information; (2) through the EDGAR Database at www.sec.gov; (3) upon request, after paying a duplicating fee, at publicinfo@sec.gov; or (4) by writing the SEC’s Public Reference Section, Washington, DC 20549.

INFORMATION ABOUT THE SEPARATE ACCOUNT’S PORTFOLIO MANAGEMENT

Structure of Compensation for Portfolio Managers

Equity portfolio management team members are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance (80% weighting), peer reviews (10% weighting) and manager-subjective ratings (10% weighting).

Portfolio managers of the separate account receive 100% of their long-term compensation awards in TIAA-CREF Long-Term Performance Plan units.

Investment performance is calculated, where records are available, over four years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark (which for the SIA is the Russell 3000 Index). This investment performance is averaged using a 40% weight for the most recent year, 30% for the second year, 20% for the third year and 10% for the fourth year. Utilizing the three variables discussed above, total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity group (as applicable) as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

Additional Information Regarding Portfolio Managers

The following chart includes information relating to the separate account’s portfolio managers, such as other funds and accounts managed by them (registered investment companies and registered and unregistered pooled investment vehicles), total assets in those funds and accounts, and the dollar range of equity securities owned in the separate account as of December 31, 2007.

STOCK INDEX ACCOUNT

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Account
Philip James (Jim) Campagna, CFA	17	0	$29,615	$0	$0
Anne Sapp, CFA	17	0	$29,615	$0	$0

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-15

Potential Conflicts of Interest of Advisors and Portfolio Managers

The portfolio management team of the separate account may also manage other registered investment companies or unregistered investment pools and investment accounts, including mutual funds, accounts for TIAA or other proprietary accounts, which may raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. Such conflicts and mitigating policies and procedures include the following:

Conflicting Positions. Investment decisions made for the separate account may differ from, and may conflict with, investment decisions made by Advisors or its affiliated investment adviser, Investment Management, for mutual funds or other client or proprietary accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if a mutual fund were to sell a significant position in a security while the separate account maintained its position in that security, the market price of such securities could decrease and adversely impact the separate account’s performance. In the case of a short sale, the selling mutual fund would benefit from any decrease in price.

Allocation of Investment Opportunities. Even where mutual funds or client accounts have similar investment mandates as the separate account, Advisors may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more mutual funds or other client or proprietary accounts, but not for the separate account, or are appropriate for the separate account but in different amounts, terms or timing than is appropriate for mutual funds or other client or proprietary accounts. As a result, the amount, terms or timing of an investment by the separate account may differ from, and performance may be lower than, investments and performance of mutual funds or other client or proprietary accounts.

Aggregation and Allocation of Orders. Advisors may aggregate orders of the separate account and its mutual funds and other accounts (including proprietary accounts), and orders of client accounts managed by Investment Management, in each case consistent with Advisors’ policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating accounts, Advisors may be perceived as causing one client account, such as the separate account, to participate in an aggregated transaction in order to increase Advisors’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Advisors to disproportionately allocate securities expected to increase in value to certain client or proprietary accounts, at the expense of the separate account. In addition, the separate account may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

Advisors has adopted procedures designed to mitigate the foregoing conflicts of interest by treating each client account, including the separate account, fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Advisors’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that client accounts are being treated fairly and equitably over time.

For example, in allocating investment opportunities, a portfolio manager considers an account’s or fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating account is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating account receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an account’s benchmark and the portfolio manager is underweight in that security relative to the account’s benchmark. Moreover, the procedures set forth guidelines for trading priority with long sales of single securities generally having priority over short sales of the same or closely related securities.

Advisors’ procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular account pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same trading priority guidelines as single security trades because an automated and systematic process is used to implement trades.

Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the separate account and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the separate account or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Advisors is authorized to pay, on behalf of the separate account, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for in-house and nonproprietary research, the process for allocating brokerage, and Advisors’ practices regarding the use of third-party soft dollars.

IPO Allocation. Advisors has adopted procedures to ensure that it allocates initial public offerings to the separate account and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

Compensation. The compensation paid to Advisors for managing the separate account, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to Advisors’ affiliate, Investment Management, for managing certain other clients is based on cost.

B-16	Statement of Additional Information ■ TIAA Separate Account VA-1

However, no client currently pays Advisors a performance-based fee. Nevertheless, Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Advisors has a proprietary interest or to certain other accounts in which Advisors receives a larger asset-based fee.

ADMINISTRATIVE SERVICES

TIAA provides the administrative services for the separate account and the contracts. The current daily deduction for such services equates to 0.20% of net assets annually. For the years ended December 31, 2007, 2006 and 2005, administrative expenses incurred were $2,040,296, $1,913,219 and $1,838,874, respectively.

ADVISORS AND TIAA

The main offices of both TIAA and Advisors are at 730 Third Avenue, New York, New York 10017-3206. TIAA is a stock life insurance company, organized under the laws of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of CREF, the first company in the United States to issue a variable annuity. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 3.3 million people at over 15,000 institutions. As of December 31, 2007, TIAA’s net assets were approximately $196.4 billion; the combined net assets for TIAA and CREF totaled approximately $ 407.4 billion.

TIAA holds all of the shares of TIAA-CREF Enterprises, Inc., which in turn holds all the shares of Advisors and TPIS, the principal underwriter for the interests in the variable annuity contracts funded through the separate account. TIAA also holds all the shares of Investment Management. Investment Management provides investment advisory services to CREF. All of the foregoing are affiliates of the separate account and Advisors.

CUSTODIAN AND FUND ACCOUNTING AGENT

The custodian for the assets of the separate account is State Street Bank and Trust Company (“SSB”), 1776 Heritage Drive, Quincy, MA 02171. SSB also provides fund accounting services to the separate account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the separate account’s independent registered public accounting firm and, in that regard, provides general auditing services for the separate account.

BROKERAGE ALLOCATION

Advisors is responsible for decisions to buy and sell securities for the separate account as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best price, execution and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transaction with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of the separate account, it may, consistent with its fiduciary obligations, decide either to buy or to sell a particular security for the separate account at the same time as for (i) a CREF account or any other account that they may also be managing on behalf of Investment Management, another investment adviser also affiliated with TIAA, or (ii) TIAA-CREF Life Funds, TIAA-CREF Institutional Mutual Funds or any other investment company or account whose assets Advisors may be managing. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the separate account.

The aggregate amount of brokerage commissions paid by the separate account during 2007, 2006 and 2005 was $6,129, $22,783 and $19,546, respectively.

Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the separate account or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services.

Research or services obtained for the separate account may be used by Advisors in managing other clients accounts. In such circumstances, the expenses incurred will be allocated equitably consistent with Advisors’ fiduciary duty to the other Funds. Research or services obtained for the separate account also may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts. If such research or services are obtained for cash, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of Advisors to the separate account.

The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in 2007. Note that the provision of research services was not

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-17

necessarily a factor in the placement of all this business with these firms.

Investment Portfolio	Aggregate $ Amount of Commissions Paid to Firms That Provided Research Services
Stock Index Account	$7,046.00

During 2007, the separate account acquired securities of certain of its regular brokers or dealers or their parent companies. These entities and the value of the securities of these entities held by the separate account as of December 31, 2007, are set forth in the table below if the issuer of the securities derived more than 15% of its total income from securities-related activities during its most recent fiscal year:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSION PAID

Broker	Parent	Holdings at 12/31/07 (US$)
Bank of America Corp.	Bank of America Corp.	$11,200,769.68
Bear Stearns & Co. Inc.	Bear Stearns & Co. Inc.	$78,052.32
Citigroup, Inc.	Citigroup Inc.	$7,658,686.56
Cowen Group Inc.	Cowen Group Inc.	$7,196.56
The Goldman, Sachs Group, Inc.	The Goldman Sachs Group, Inc.	$4,359,937.94
JPMorgan Chase & Co.	JPMorgan Chase & Co.	$9,597,685.24
Lehman Brothers Holdings Inc.	Lehman Brothers Holdings Inc.	$1,389,748.92
Piper Jaffray Cos. Inc.	Piper Jaffray Cos. Inc.	$43,029.96

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL

Broker	Parent	Holdings at 12/31/07 (US$)
None

DIRECTED BROKERAGE

In accordance with the 1940 Act, as amended, the separate account has adopted a policy prohibiting the separate account to compensate brokers or dealers for the sale or promotion of contracts by the direction of portfolio securities transactions for the separate account to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors’ personnel do not violate this policy of the separate account.

PERIODIC REPORTS

Prior to the time an entire accumulation has been withdrawn in cash or transferred to the fixed account a contractowner will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the separate account credited to the contractowner during the quarter and in total;

(3)	cash withdrawals from the separate account during the quarter; and

(4)	any transfers between the separate account and the fixed account during the quarter.

The separate account also will transmit to contractowners, at least semi-annually, reports showing the financial condition of the separate account and a schedule of investments held in the separate account in which they have accumulations.

GENERAL MATTERS

ASSIGNMENT OF CONTRACTS

You can assign the contract at any time. However, you should consult a qualified tax professional before assigning your contract.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

TIAA reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

PROOF OF SURVIVAL

TIAA reserves the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

STATE REGULATION

TIAA and the separate account are subject to regulation by the New York State Superintendent of Insurance (“Superintendent”), as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA and the separate account must file with the Superintendent both quarterly and annual statements on forms promulgated by the NYID. The separate account’s books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

LEGAL MATTERS

All matters of applicable state law pertaining to the contracts, including TIAA’s right to issue the contracts, have been passed upon by George W. Madison, Executive Vice President and General Counsel of TIAA. Dechert LLP serves as legal counsel to the separate account and has provided advice to the separate account related to certain matters under the federal securities laws.

B-18	Statement of Additional Information ■ TIAA Separate Account VA-1

EXPERTS

PwC, the separate account’s independent registered public accounting firm, audited the separate account’s December 31, 2007 financial statements as set forth in their report included in the separate account’s annual report to contractowners, which is incorporated by reference into this Statement of Additional Information. Separate account financial information reported for fiscal periods before 2005 was audited by the separate account’s former independent registered public accounting firm. In addition, with respect to TIAA, PwC has audited TIAA’s December 31, 2007 statutory-basis financial statements as set forth in their report (which contains an explanatory paragraph describing that TIAA presents its financial statements in conformity with accounting practices prescribed or permitted by the NYID, which practices differ from U.S. generally accepted accounting principles, and that the effects of the variances between such bases of accounting on TIAA’s financial statements are not reasonably determinable but are presumed to be material, as described in Note 2 to the TIAA statutory-basis financial statements) included in this Statement of Additional Information.

ADDITIONAL INFORMATION

A Registration Statement has been filed with the SEC, under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this SAI. Statements contained herein concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The audited financial statements of TIAA follow. The financial statements of TIAA should be distinguished from the financial statements of the separate account, which are included in the separate account’s annual report to contractowners and are incorporated herein by reference, and should be considered only as bearing upon the ability of TIAA to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-19

Index to TIAA Financial Statements

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA:
Statutory–Basis Financial Statements:
December 31, 2007
B-21	Report of Management Responsibility
B-22	Report of the Audit Committee
B-23	Report of Independent Auditors
B-24	Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves
B-25	Statements of Operations
B-25	Statements of Changes in Capital and Contingency Reserves
B-26	Statements of Cash Flow
B-27	Notes to Statutory–Basis Financial Statements

B-20	Statement of Additional Information ■ TIAA Separate Account VA-1

REPORT OF MANAGEMENT RESPONSIBILITY

April 1, 2008

To the Policyholders of Teachers Insurance and Annuity Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA has established and maintains an effective system of internal controls over financial reporting designed to provide reasonable assurance that assets are properly safeguarded, that transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA’s internal audit personnel provide regular reviews and assessments of the internal controls and operations of TIAA, and the Senior Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA Board of Trustees.

The independent auditors of PricewaterhouseCoopers LLP has audited the accompanying statutory-basis financial statements of TIAA for the years ended December 31, 2007, 2006 and 2005. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting services, which is not in accordance with TIAA’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, non-management trustees, meets regularly with management, representatives of the independent auditor and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

Herbert M. Allison, Jr.	Georganne C. Proctor
Chairman, President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-21

REPORT OF THE AUDIT COMMITTEE

To the Policyholders of Teachers Insurance and Annuity Association of America:

The Audit Committee (“Committee”) oversees the financial reporting process of Teachers Insurance and Annuity Association of America (“TIAA”) on behalf of TIAA’s Board of Trustees. The Committee is a standing committee of the Board of Trustees and operates in accordance with a formal written charter (copies are available upon request) that describes the Committee’s responsibilities.

Management has the primary responsibility for TIAA’s financial statements, the development and maintenance of an effective system of internal controls over financial reporting, operations, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal audit group and the independent auditors in connection with their respective audits. The Committee also meets regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. The Committee has direct responsibility for the appointment, compensation and oversight of the external financial accounting firm. As required by its charter, the Committee will evaluate rotation of the external financial accounting firm whenever circumstances warrant, but in no event will the evaluation be later than the tenth year of service.

The Committee reviewed and discussed the accompanying audited statutory-basis financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the statutory-basis financial statements. The Committee has also discussed the audited statutory-basis financial statements with PricewaterhouseCoopers LLP, the independent auditors who are responsible for expressing an opinion on these financial statements based on their audits.

The discussion with PricewaterhouseCoopers LLP focused on the effectiveness of TIAA’s internal control over financial reporting, significant accounting policies and practices and significant judgments made by management. In addition, the Committee discussed with PricewaterhouseCoopers LLP the auditors’ independence from management, and the Board has received a written disclosure regarding such independence, as required by the Public Company Accounting Oversight Board.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited statutory-basis financial statements for publication and filing with appropriate regulatory authorities.

Rosalie J. Wolf, Audit Committee Chair

Glenn A. Britt, Audit Committee Member

Donald K. Peterson, Audit Committee Member

David L. Shedlarz, Audit Committee Member

April 16, 2008

B-22	Statement of Additional Information ■ TIAA Separate Account VA-1

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Teachers Insurance and Annuity Association of America:

We have audited the accompanying statutory statements of admitted assets, liabilities and capital and contingency reserves of Teachers Insurance and Annuity Association of America (the “Company”) as of December 31, 2007 and 2006, and the related statutory statements of operations, changes in capital and contingency reserves, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2007 and 2006, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2007.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, on the basis of accounting described in Note 2.

As discussed in Note 2 to the financial statements, on January 1, 2007, the Company adopted Statement of Statutory Accounting Principles No. 97, Investments in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 88.

April 1, 2008

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-23

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL

AND CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	December 31,
	2007	2006
	(in millions)

ADMITTED ASSETS
Bonds	$131,859	$121,775
Mortgages	20,443	23,756
Real estate	1,672	1,455
Preferred stocks	4,375	4,554
Common stocks	4,190	4,050
Other long-term investments	10,293	7,372
Cash, cash equivalents and short-term investments	1,603	2,464
Investment income due and accrued	1,519	1,480
Separate account assets	19,021	15,384
Net deferred federal income tax asset	1,076	964
Other assets	358	390
Total admitted assets	$196,409	$183,644

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$147,622	$142,733
Dividends due to policyholders	2,419	2,229
Federal income taxes	1,207	682
Asset valuation reserve	4,436	3,738
Interest maintenance reserve	603	682
Separate account liabilities	19,021	15,384
Commercial paper	952	—
Other liabilities	2,304	1,846
Total liabilities	178,564	167,294

Capital and Contingency Reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Contingency Reserves:
For investment losses, annuity and insurance mortality, and other risks	17,842	16,347
Total capital and contingency reserves	17,845	16,350
Total liabilities, capital and contingency reserves	$196,409	$183,644

B-24	Statement of Additional Information ■ TIAA Separate Account VA-1	See notes to statutory–basis financial statements.

STATUTORY–BASIS STATEMENTS OF OPERATIONS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
	2007	2006	2005
	(in millions)

REVENUES
Insurance and annuity premiums and other considerations	$10,420	$11,154	$10,863
Annuity dividend additions	2,495	2,089	2,065
Net investment income	10,828	10,313	9,985
Total revenues	$23,743	$23,556	$22,913

BENEFITS AND EXPENSES
Policy and contract benefits	$10,133	$9,812	$7,962
Dividends to policyholders	4,578	3,986	3,860
Increase in policy and contract reserves	4,820	4,949	6,243
Net operating expenses	730	581	458
Net transfers to separate accounts	1,511	1,903	2,072
Net, other	39	71	117
Total benefits and expenses	$21,811	$21,302	$20,712

Income before federal income taxes and net realized capital gains (losses)	$1,932	$2,254	$2,201
Federal income tax expense (benefit)	348	(594)	526
Net realized capital gains (losses) less capital gains taxes, after transfers to interest maintenance reserve	(137)	608	297
Net income	$1,447	$3,456	$1,972

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL AND CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
	2007	2006	2005
	(in millions)

CHANGES IN CAPITAL AND CONTINGENCY RESERVES
Net income	$1,447	$3,456	$1,972
Net unrealized capital gains on investments	865	398	497
Change in the asset valuation reserve	(698)	(689)	(305)
Change in net deferred federal income tax asset	57	(1,154)	110
Change in non-admitted assets:
Net deferred federal income tax asset	55	1,155	(171)
Other invested assets	(199)	(20)	(26)
Other	(36)	14	(81)
Cumulative effect of change in accounting principle	—	—	55
Change in contingency reserves as a result of reinsurance	—	(13)	(17)
Other, net	4	11	(19)
NET CHANGE IN CAPITAL AND CONTINGENCY RESERVES	1,495	3,158	2,015
CAPITAL AND CONTINGENCY RESERVES AT BEGINNING OF YEAR	16,350	13,192	11,177
CAPITAL AND CONTINGENCY RESERVES AT END OF YEAR	$17,845	$16,350	$13,192

See notes to statutory–basis financial statements.	TIAA Separate Account VA-1 ■ Statement of Additional Information	B-25

STATUTORY–BASIS STATEMENTS OF CASH FLOW

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
	2007	2006	2005
	(in millions)

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$10,420	$11,153	$10,860
Miscellaneous income	159	106	72
Net investment income	10,789	10,296	9,932
Total Receipts	21,368	21,555	20,864
Policy and contract benefits	10,100	9,788	7,954
Dividends paid to policyholders	1,892	1,849	1,830
Operating expenses	747	674	591
Federal income tax benefit	(10)	(62)	(15)
Net transfers to separate accounts	1,505	1,904	2,068
Total Disbursements	14,234	14,153	12,428
Net cash from operations	7,134	7,402	8,436

CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	11,663	17,210	17,386
Stocks	3,326	2,269	1,307
Mortgages and real estate	5,556	4,388	4,840
Other invested assets	2,576	2,105	2,049
Miscellaneous proceeds	4	7	(69)
Cost of investments acquired:
Bonds	21,599	20,425	24,832
Stocks	3,120	1,582	1,276
Mortgages and real estate	2,412	3,612	4,544
Other invested assets	4,846	2,409	2,460
Miscellaneous applications	174	173	72
Net cash from investments	(9,026)	(2,222)	(7,671)

CASH FROM FINANCING AND OTHER
Net deposits on deposit-type contracts funds	12	(3)	(9)
Net collateral for security lending disbursements	—	(3,460)	(84)
Net commercial paper issued	952	—	—
Other cash provided (applied)	67	(77)	(295)
Net cash from financing and other	1,031	(3,540)	(388)
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(861)	1,640	377
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	2,464	824	447

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$1,603	$2,464	$824

B-26	Statement of Additional Information ■ TIAA Separate Account VA-1	See notes to statutory–basis financial statements.

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA  ■  DECEMBER 31, 2007

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established as a legal reserve life insurance company under the insurance laws of the State of New York in 1918. Its primary purpose is to aid and strengthen nonprofit educational and research organizations, governmental entities and other nonprofit institutions by providing retirement and insurance benefits for their employees and their families and by counseling these organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department (the “Department”), a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“NY SAP”).

The table below provides a reconciliation of the Company’s net income and contingency reserves between NAIC SAP and the NY SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by NY SAP, under which annuity reserves are generally discounted on the basis of contractually guaranteed interest rates and mortality tables (in millions).

	2007	2006	2005
Net Income, NY SAP	$1,429	$2,334	$2,001
NY SAP Prescribed or Permitted Practices:
Additional Reserves for:
Term Conversions	—	1	—
Deferred and Payout Annuities issued after 2000	490	374	395
Net Income, NAIC SAP	$1,919	$2,709	$2,396
Contingency Reserves, NY SAP	$17,824	$15,279	$13,220
NY SAP Prescribed or Permitted Practices:
Goodwill Limitation	28	34	—
Additional Reserves for:
Term Conversions	9	9	8
Deferred and Payout Annuities issued after 2000	3,385	2,895	2,521
Contingency Reserves, NAIC SAP	$21,246	$18,217	$15,749

Reconciliations of Net Income and Contingency Reserves: Subsequent to the filing of its NY SAP financial statements, the Company made the following adjustments to the Statutory-Basis financial statements. Reconciliations of TIAA’s net income and contingency reserves between the NY SAP as originally filed and these audited financial statements are shown below (in millions):

	2007		2006
	Net Income	Capital and Contingency Reserves	Net Income	Capital and Contingency Reserves
NY SAP—as filed with Department	$1,429	$17,827	$2,334	$15,282
Adjustment to Current Federal Income Taxes	18	18	1,122	1,122
Change to Deferred Income Taxes	—	—	—	(1,117)
Change in Non-Admitted Deferred Income Taxes	—	—	—	1,063
Audited Financial Statement	$1,447	$17,845	$3,456	$16,350

Application of Accounting Pronouncements: Beginning January 1, 2005, the Company implemented SSAP No. 88, Investments in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 46. As a result of this guidance, the Company started recording its equity investment in its investment subsidiaries based on audited GAAP equity. Previous statutory accounting guidance required the insurer to make statutory adjustments to convert GAAP equity to a statutory equity basis. As a consequence of this change, prepaid expenses and leasing commissions recorded as assets under GAAP, for investment subsidiaries that contain real estate, were admitted and included on the balance sheets. The initial application of this standard resulted in a $55 million increase in the carrying value of the investment subsidiaries and to the Company’s net admitted assets and aggregate write-ins for special surplus funds at January 1, 2005.

For reporting periods ending on or after December 31, 2007, SSAP No. 97, Investment in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 88, was implemented. The statement establishes statutory accounting principles for investments in subsidiaries, controlled and affiliated entities. SSAP 97 clarified the bases that a company could use to value its equity investment in its investment subsidiaries. The initial application of this statement resulted in a $249.5 million increase in non-admitted assets.

For reporting periods ending December 31, 2007 and thereafter, SSAP No. 96, Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25, became effective. This statement established a statutory aging threshold for admission of loans and advances to related parties outstanding as of the reporting date. The statement requires transactions between related parties to be in the form of a written agreement and must provide for timely settlement of amounts owed, with a specific due date. This change resulted in a $30.5 million increase in non-admitted assets.

For reporting periods beginning after January 1, 2007, SSAP No. 95, Exchanges of Nonmonetary Assets, A Replacement of SSAP No. 28—Nonmonetary Transactions, was implemented. This statement established statutory accounting principles for certain types of nonmonetary transactions.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the requirements for financial statements that are prepared in conformity with GAAP with the applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and NY SAP as having been prepared in accordance with GAAP. The differences between GAAP and NAIC SAP would

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-27

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

have a material effect on the Company’s financial statements and the primary differences can be summarized as follows:

Under GAAP:

•	The asset valuation reserve (“AVR”) is eliminated as a reserve and the credit-related realized gains and losses are reported in the statement of income on a pretax basis as incurred;

•

The interest maintenance reserve (“IMR”) is eliminated and the realized gains and losses resulting from changes in interest rates are reported as a component of net income rather than being accumulated in and subsequently amortized into income over the remaining life of the investment sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations rather than being accrued in the year when they are declared;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•

Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred. Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying audited GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than amortized cost;

•

State taxes are included in the computation of deferred taxes. A deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable, rather than not being included in the deferred income tax asset;

•	For purposes of calculating the defined benefit and the post-retirement benefit obligations, active participants not currently vested would also be included in determining the liability;

•	Annuities that do not incorporate significant insurance risk are classified as investment contracts and are not accounted for as insurance contracts;

•	Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item, even when the derivatives qualify for hedge accounting;

•	Loan-backed and structured securities that are determined to have an other-than-temporary impairment are written down to fair value and not to the sum of undiscounted estimated future cash flows;

•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes, and assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes.

The effects of these differences, while not determined, are presumed to be material.

ACCOUNTING POLICIES:

The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses at the date of the financial statements. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary. An impairment in an investment is considered to have occurred if an event or change in circumstance indicates that the carrying value of the asset may not be recoverable or the receipt of contractual payments of principal and interest may not occur when scheduled. When an impairment has been determined to have occurred, the investment is written down to fair value, except for loan-backed and structured securities which are written down to the sum of their undiscounted expected future cash flows and a realized loss is recorded. Management considers available evidence to evaluate the potential impairment of its investments.

Cash, Cash Equivalents and Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not impaired are stated at amortized cost using the interest method. Short-term investments impaired are stated at the lower of amortized cost or market value. Cash and cash equivalents include cash on hand, amounts due from banks, and short term highly liquid investments with original maturity of three months or less.

Bonds: Bonds not backed by loans and not impaired are stated at amortized cost using the interest method. Bonds not backed by loans that are held for sale or NAIC designation 6 and 6Z are valued at the lower of amortized cost or fair value.

Loan-Backed Securities and Structured Securities: Included within bonds are loan-backed securities. Loan-backed securities and structured securities not impaired are stated at amortized cost. The prospective approach is used in determining the carrying amount of interest-only securities, securities for which an other-than-temporary impairment has been recognized or securities whose expected future cash flows are lower than the expected cash flows estimated at the time of acquisition. The retrospective approach, which uses actual and expected future cash flows, is applied when determining the amount of all other loan-backed and structured securities. Estimated future cash

B-28	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

flows and expected repayment periods are used in calculating amortization/accretion of premium/discount for loan-backed and structured securities. Loan-backed securities and structured securities held for sale and NAIC designation 6 and 6Z are stated at the lower of amortized cost or fair value. Prepayment assumptions for loaned backed securities and structured securities are obtained from external data services or internal estimates.

Common Stock: Unaffiliated common stocks are stated at fair value.

Preferred Stock: Preferred stocks of relatively high quality in NAIC designations 1, 2 and 3 are stated at amortized cost. Lower quality preferred stocks in NAIC designations 4, 5 and 6 are carried at the lower of amortized cost or fair value.

Mortgages: Mortgages are stated at amortized cost, net of valuation allowances, except that purchase money mortgages are stated at the lower of amortized cost or ninety percent of appraised value. Mortgages held for sale are stated at the lower of amortized cost or fair value. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgages are included in net unrealized capital gains/losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established.

Real Estate: Real estate occupied by the Company and real estate held for the production of income are carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate. Depreciation is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When TIAA determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances and a realized loss is recorded.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory net assets; (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Limited Partnerships and Limited Liability Companies: Investments in limited partnerships and limited liability companies are carried at the Company’s percentage of the underlying GAAP equity of the respective entity’s audited financial statements. An unrealized loss is deemed to be other-than-temporary when there is limited ability to recover the loss. A realized loss is recorded for other-than-temporary impairments.

Contract Loans: Contract loans are stated at outstanding principal balances.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. The Company’s investments in the TIAA-CREF Mutual Funds (“Retail Funds”), TIAA-CREF Institutional Mutual Funds (“Institutional Funds”), and TIAA-CREF Life Funds are stated at fair value.

Seed Money Investments: Seed money investments are stated at fair value.

Securities Lending: The Company had a securities lending program whereby it loaned securities to qualified brokers in exchange for cash collateral and required a minimum of 102 percent of the fair value of the loaned securities. When securities were loaned, the Company received additional income on the collateral and continues to receive income on the loaned securities. The Company’ securities lending program was discontinued in 2006.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments, are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details TIAA’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that TIAA has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company uses derivative instruments for hedging, income generation, and asset replication purposes. Derivatives used by the Company include foreign currency, interest rate and credit default swaps, foreign currency forwards and interest rate cap contracts. See Note 12.

Non-Admitted Assets: For statutory accounting purposes only, certain assets are designated as non-admitted assets (principally furniture, equipment, leasehold improvements, prepaid expenses, and a portion of deferred federal income tax assets (“DFIT”)). Investment-related non-admitted assets totaled $280 million and $90 million at December 31, 2007 and 2006, respectively. The non-admitted portion of the DFIT asset was $1,967 million and $2,022 million at December 31, 2007 and 2006, respectively. The other non-admitted assets were $340 million and $295 million at December 31, 2007 and 2006, respectively. Changes in non-admitted assets are charged or credited directly to contingency reserves.

Furniture and Fixtures, Equipment, Leasehold Improvements and Computer Software: Electronic data processing equipment (“EDP”), computer software, furniture and equipment that qualify for capitalization are depreciated using the straight-line method over 3 years. Office alterations and leasehold tenant improvements that qualify for capitalization are depreciated over 5 years and the remaining life of the lease, respectively.

Accumulated depreciation of EDP equipment and computer software was $233 million and $297 million at December 31, 2007 and 2006, respectively. Related depreciation expenses allocated to TIAA were $35 million, $22 million and $16 million in 2007, 2006

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-29

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

and 2005, respectively. Accumulated depreciation of all furniture and equipment and leasehold improvements, which is non-admitted, was $303 million and $269 million at December 31, 2007, and 2006, respectively. Related depreciation expenses allocated to TIAA was $14 million, $20 million and $17 million in 2007, 2006 and 2005, respectively.

Premium Revenue: Premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

Policy and Contract Reserves: TIAA offers a range of group and individual retirement annuities and individual life and other insurance products. Policy and contract reserves for such products are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest mortality and other risks insured. Such reserves are designed to be sufficient for contractual benefits guaranteed under policy and contract provisions.

Reserves for deposit-type funds, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder.

Dividends Declared for the Following Year: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (“Board”) in the fourth quarter of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Asset Valuation Reserve: The AVR, which covers all invested asset classes, is a reserve required by NAIC SAP to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, stocks, mortgages, real estate, other invested assets and derivatives. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Statutory formulae determine the required reserve components primarily based on factors applied to asset classes, and insurance companies may also establish additional reserves for any component; however, the ultimate balance cannot exceed the statutory maximum reserve for that component. Contributions and adjustments to the AVR are reported as transfers to or from contingency reserves. No voluntary contributions were made in either 2007 or 2006.

Interest Maintenance Reserve: The IMR is a reserve required by NAIC SAP which accumulates realized interest rate-related capital gains and losses on sales of debt securities and mortgages, as defined by NAIC SAP. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold.

Capitalization Policy: The Company’s capitalization threshold was lowered in 2007 to more closely align with industry practices, improve matching of investment benefits and operating expenses, and to better position the Company. Factors considered in developing the capitalization policy included dollar amount of capital expenditures, expected useful life of the asset and the impact of depreciation, process and benefit improvements and the current cost of capitalizable items as it relates to future purchase costs of similar items.

Note 3—long term bonds, preferred stocks, and common stocks

The amortized cost and estimated fair values, and unrealized gains and losses of long-term bonds, preferred stocks, and common stocks at December 31, are shown below (in millions):

		Gross Unrealized		Estimated Fair Value
	Cost**	Gains	Losses
December 31, 2007
U.S. Government	$4,812	$325	$—	$5,137
All Other Governments	741	83	(4)	820
States, Territories & Possessions	842	176	(3)	1,015
Political Subdivisions of States, Territories & Possessions	18	3	—	21
Special Revenue & Special Assessment,
Non-guaranteed Agencies & Government	25,990	602	(333)	26,259
Public Utilities	4,897	263	(107)	5,053
Industrial & Miscellaneous	94,571	3,026	(2,882)	94,715
Total Bonds	131,871	4,478	(3,329)	133,020
Preferred Stocks	4,382	41	(279)	4,144
Common Stocks Unaffiliated	1,349	143	(15)	1,477
Common Stocks Affiliated***	2,714	1,849	—	4,563
Total Bonds and Stocks	$140,316	$6,511	$(3,623)	$143,204

December 31, 2006
U.S. Government	$1,393	$31	$(3)	$1,421
All Other Governments	922	113	(2)	1,033
States, Territories & Possessions	942	164	(7)	1,099
Political Subdivisions of States, Territories & Possessions	19	3	—	22
Special Revenue & Special Assessment,
Non-guaranteed Agencies & Government	25,164	499	(359)	25,304
Public Utilities	4,831	231	(90)	4,972
Industrial & Miscellaneous	88,507	2,550	(1,277)	89,780
Total Bonds	121,778	3,591	(1,738)	123,631
Preferred Stocks	4,564	128	(62)	4,630
Common Stocks Unaffiliated	1,129	166	(12)	1,283
Common Stocks Affiliated***	2,768	2,510	—	5,278
Total Bonds and Stocks	$130,239	$6,395	$(1,812)	$134,822

**	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

***	Also reported in Note 6 Subsidiaries and Affiliates.

B-30	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Impairment Review Process: All securities are subjected to TIAA’s process for identifying other-than-temporary impairments. The quarterly impairment identification process utilizes, but is not limited to, a screening process based on declines in fair value of more than 20%. The Company writes down securities that it deems to have an other-than-temporary impairment in value in the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the extent to which and the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; and (g) the potential for impairments in certain economically-depressed geographic locations. Where an impairment is considered to be other-than-temporary, the Company recognizes a write-down as an investment loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

The gross unrealized losses and estimated fair values for securities by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in millions):

	Cost**	Gross Unrealized Loss	Estimated Fair Value
December 31, 2007
Less than twelve months:
Bonds	$34,629	$(1,887)	$32,742
Preferred Stocks	1,801	(144)	1,657
Common Stocks	128	(15)	113
Total less than twelve months	36,558	(2,046)	34,512
Twelve months or more:
Bonds	29,431	(1,442)	27,989
Preferred Stocks	1,457	(135)	1,322
Common Stocks	10	—	10
Total twelve months or more	30,898	(1,577)	29,321
Total — All bonds, preferred & common stocks	$67,456	$(3,623)	$63,833

**	Amortized cost for bonds and original cost for stocks net of cumulative reported other-than-temporary impairments.

	Cost**	Gross Unrealized Loss	Estimated Fair Value
December 31, 2006
Less than twelve months:
Bonds	$24,750	$(384)	$24,366
Preferred Stocks	1,737	(43)	1,694
Common Stocks	76	(12)	64
Total less than twelve months	$26,563	$(439)	$26,124
Twelve months or more:
Bonds	$35,790	$(1,354)	$34,436
Preferred Stocks	273	(19)	254
Common Stocks	10	—	10
Total twelve months or more	36,073	(1,373)	34,700
Total — All bonds, preferred & common stocks	$62,636	$(1,812)	$60,824

**	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

For 2007, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in mortgage-backed securities (27%), commercial mortgage-backed securities (26%), finance (12%), asset-backed securities (10%), and public utilities (9%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company held twenty-five securities where each had a gross unrealized loss greater than $5 million at December 31, 2007. Nine of these securities remained below cost by 20% or more for twelve months or greater. Two of the securities were asset-backed securities and five were commercial mortgage backed securities with the estimated undiscounted future cash flows supporting the current carrying value.

For 2006, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in asset-backed securities (19%), mortgage-backed securities (27%), manufacturing (13%), finance (13%), public utilities (10%), and oil and gas (4%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company held fifteen securities where each had a gross unrealized loss greater than $5 million at December 31, 2006. One of these securities remained below cost by 20% or more for twelve months or greater. The security was an asset-backed security and the estimated undiscounted future cash flows supported the carrying value of the security.

The statutory carrying values and estimated fair values of long-term bond investments at December 31, 2007, by contractual maturity, are shown below (in millions):

	Carrying Value	Estimated Fair Value
Due in one year or less	$2,002	$2,023
Due after one year through five years	12,275	12,809
Due after five years through ten years	24,846	25,214
Due after ten years	29,539	30,963
Subtotal	68,662	71,009
Residential mortgage-backed securities	33,792	33,660
Commercial mortgage-backed securities	21,940	21,043
Asset-backed securities	7,465	7,308
Total	$131,859	$133,020

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-31

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Bonds not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

Included in the preceding table under asset-backed securities is TIAA’s exposure to sub-prime mortgages totaling approximately $4 billion. Ninety-nine percent (99%) of the sub-prime securities were rated investment grade (NAIC 1 and 2).

Included in the preceding table are NAIC 6 and 6Z long-term bonds investments totaling approximately $690 million. The statutory carrying of these investments are listed in the following table (in million):

Carrying Value
Due in one year or less	$10
Due after one year through five years	15
Due after five years through ten years	258
Due after ten years	326
Subtotal	609
Residential mortgage-backed securities	2
Commercial mortgage-backed securities	6
Asset-backed securities	73
Total	$690

The carrying values of long-term bond investments were diversified by industry classification at December 31 as follows:

	2007	2006
Residential mortgage-backed securities	25.6%	26.1%
Commercial mortgage-backed securities	16.6	15.6
Finance and financial services	10.0	10.1
Manufacturing	8.6	10.4
Public utilities	6.9	6.9
Government	6.8	4.7
Asset-backed securities	5.7	7.0
Oil and gas	4.1	3.9
Communications	3.5	4.0
Real estate investment trusts	3.0	3.1
Services	2.9	2.8
Revenue and special obligations	2.1	2.1
Retail and wholesale trade	2.0	2.0
Transportation	1.2	1.3
Mining	1.0	—
Total	100.0%	100.0%

At December 31, 2007 and 2006, 94.9% and 94.5%, respectively, of the long-term bond portfolio was comprised of investment grade securities.

During 2007 and 2006, the Company recorded bonds and stocks acquired through troubled debt restructurings with the book value aggregating $42 million and $8 million, respectively, of which $42 million and $3 million were acquired through non-monetary transactions, respectively. When restructuring troubled debt, TIAA generally accounts for assets at their fair value at the time of restructuring or at the carrying value of the assets given up if lower. If the fair value is less than the carrying value of the assets given up, the required write-down is recognized as a realized capital loss. During 2007 and 2006, the Company also acquired bonds and stocks through exchanges aggregating $804 million and $990 million, of which $37 million and $25 million were acquired through non-monetary transactions, respectively. When exchanging securities, TIAA generally accounts for assets at fair value unless the exchange was as a result of restricted 144A’s exchanged for unrestricted securities, which are accounted for at book value. During 2007 and 2006, TIAA acquired common stocks from Other Invested Asset fund investment distributions totaling $55 million and $35 million, respectively.

Debt securities of $8 million at December 31, 2007 and 2006, respectively, were on deposit with governmental authorities or trustees, as required by law.

In the second quarter 2006 the Company discontinued the securities lending program.

The Company does not have any restricted common stock or preferred stock.

For the years ended December 31, 2007 and 2006, the carrying amount of bonds and stocks denominated in a foreign currency was $4,188 million and $3,873 million, respectively. Bonds that totaled $1,612 million and $1,408 million at December 31, 2007 and 2006, respectively, represent amounts due from related parties that are collateralized by real estate owned by TIAA’s investment subsidiaries and affiliates.

The Company uses a third party proprietary system in determining the market value of its loan-backed securities. In 2007, the Company changed from the retrospective method to the prospective method due to negative yields on specific structured securities totaling $78 million. This change was in accordance with SSAP 43. The Company also changed its accounting to the prospective method for loan-backed securities whose expected cash flows fell substantially below those expected at the time of acquisition.

Note 4—mortgages

The Company originates mortgages that are principally collateralized by commercial real estate. The coupon rates for non mezzanine commercial mortgages originated during 2007 ranged from 4.96% to 8.77% and ranged from 5.10% to 7.08% for 2006.

The Company also acquires mezzanine real estate loans, which are secured by a pledge of direct or indirect equity interests in an entity that owns real estate. The coupon rate for mezzanine real estate loans acquired during 2007 ranged from 5.83% to 6.96% and ranged from 5.58% to 6.40% for 2006.

The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 80% for commercial loans (includes mezzanine loans).

For the years ended December 31, 2007 and 2006, the carrying value of mezzanine real estate loans was $832 million and $867 million, respectively.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectibility of mortgages to identify and quantify any impairment in value. Any impairment is classified as either temporary, for which, a recovery is anticipated, or other-than-temporary. Mortgages held to maturity with impaired values at December 31, 2007 and 2006 have been written down to net realizable values based upon independent appraisals of the collateral while mortgages held for sale have been written down to the

B-32	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

current fair value of the loan, as shown in the table below. For impaired mortgages where the impairments were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in millions):

	2007	2006	2005
Investment in impaired mortgages, with temporary allowances for credit losses (at net carried value plus accrued interest)	$—	$—	$—
Related temporary allowances for credit losses	$—	$—	$—
Investment in impaired mortgages, net of other-than-temporary impairment losses recognized	$164	$1,031	$92
Related write-downs for other-than-temporary impairments	$(9)	$(26)	$(3)
Average investments in impaired mortgages	$746	$179	$380
Interest income recognized on impaired mortgages during the period	$40	$5	$21
Interest income recognized on a cash basis during the period	$50	$6	$24

The activity affecting the allowance for credit losses on mortgages was as follows (in millions):

	2007	2006
Balance at the beginning of the year	$—	$—
Provisions for losses charged against contingency reserves	—	8
Write-downs for other-than-temporary impaired assets charged against the allowance	—	(2)
Recoveries of amounts previously charged off	—	(6)
Balance at the end of the year	$—	$—

Mortgage Diversification: At December 31, the carrying values of mortgage investments were diversified by property type and geographic region as follows:

Property Type	2007	2006
Shopping centers	36.6%	34.8%
Office buildings	31.4	33.8
Industrial buildings	16.4	14.3
Apartments	6.2	6.2
Mixed-use projects	5.3	6.7
Hotel	3.5	3.7
Other	0.6	0.5
Total	100.0%	100.0%

Geographic Region	2007	2006
Pacific	28.7%	28.9%
South Atlantic	22.8	23.3
North Central	13.5	13.7
Middle Atlantic	11.6	11.5
South Central	10.9	10.2
Mountain	4.4	5.3
New England	4.2	4.5
Other	3.9	2.6
Total	100.0%	100.0%

At December 31, 2007 and 2006, approximately 23.2% and 22.0% of the mortgage portfolio, respectively, was invested in California and was included in the Pacific region shown above.

Scheduled Mortgage Maturities: At December 31, 2007, contractual maturities for mortgages were as follows (in millions):

Carrying Value
Due in one year or less	$1,536
Due after one year through five years	9,007
Due after five years through ten years	8,816
Due after ten years	1,084
Total	$20,443

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no mortgages with restructured or modified terms at December 31, 2007 and 2006. Investment income earned on these mortgages were $ 0, $ 0 and $11 million, which would have been approximately $ 0, $ 0 and $17 million, if they had performed in accordance with their original terms at December 31, 2007, 2006 and 2005, respectively. When restructuring mortgages, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Due and accrued income on any mortgage in default for more than eighteen months is non-admitted. Cash received on impaired mortgages that are performing according to their contractual terms is applied in accordance with those terms. For mortgages in the process of foreclosure, cash received is initially held in suspense and applied as return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgages with interest more than 180 days past due at December 31, 2007 and 2006.

During 2007, the Company did not reduce the interest rate of outstanding loans.

The Company has no Reverse Mortgages as of December 31, 2007 and 2006.

Mortgages that totaled $212 million and $222 million at December 31, 2007 and 2006, respectively, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by TIAA investment subsidiaries and affiliates.

For the years ended December 31, 2007 and 2006, the carrying value of mortgages denominated in foreign currency was $745 million and $577 million, respectively.

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—real estate

The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on the reliability of real estate investments to identify and quantify any impairment in value. Other-than-temporary impairments on

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-33

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

directly owned real estate investments for the years ended December 31, 2007 and 2006 were $0 and $2 million, respectively, and these amounts are included in the impairment table in Note 4. The 2006 other-than-temporary impairments were recorded on properties that were not expected to be held until recovery. At December 31, 2007 and 2006, TIAA’s directly owned real estate investments of $1,672 million and $1,455 million, respectively, were carried net of third party mortgage encumbrances, which totaled approximately $163 million and $166 million, respectively.

At December 31, the carrying values of real estate investments were diversified by property type and geographic region as follows:

Property Type	2007	2006
Office buildings	63.7%	60.5%
Industrial buildings	15.5	17.9
Mixed-use projects	14.9	17.4
Apartments	2.7	1.8
Land held for future development	2.3	2.1
Retail	0.7	—
Income-producing land underlying improved real estate	0.2	0.3
Total	100.0%	100.0%

Geographic Region	2007	2006
South Atlantic	42.5%	47.2%
North Central	13.9	16.0
Middle Atlantic	13.6	3.9
Pacific	12.5	12.7
South Central	8.0	9.1
Other	7.6	8.8
Mountain	1.9	2.3
Total	100.0%	100.0%

At December 31, 2007 and 2006, approximately 17.7% and 19.0% of the real estate portfolio, respectively, was invested in Florida and was included in the South Atlantic region shown above.

Depreciation expense on directly owned real estate investments for the years ended December 31, 2007, 2006 and 2005, was $53 million, $50 million and $53 million, respectively; the amount of accumulated depreciation at December 31, 2007 and 2006 was $328 million and $275 million, respectively.

For 2007 and 2006, there were no real estate properties acquired via the assumption of debt or in satisfaction of debt.

The Company’s real estate portfolio does not have any material exposure from sub-prime lenders who are tenants in the buildings that are directly owned.

The Company does not engage in retail land sales operations.

Note 6—subsidiaries and affiliates

TIAA’s investment subsidiaries and affiliates have been created for legal or other business reasons and are primarily involved in real estate and securities investment activities for the Company. The larger investment subsidiaries and affiliates are ND Properties, Inc., TIAA Realty, Inc., Ceres Agricultural Properties, LLC and 485 Properties, LLC (in millions).

	2007	2006	2005
Net Carrying Value	$4,550	$3,921	$—
Other Than Temporary Impairment*	$9	$11	$94
Net Investment Income (distributed from investment subs and aff.)	$132	$191	$286
Amounts due from (to) subs and affiliates	$2	$(19)	$20
Capital Contributions	$1,529	$231	$—
Return of Capital	$1,216	$992	$—

The 2007 other-than-temporary impairments relate to real estate investments that were impaired and/or reclassified to Held for Sale, and written down to external appraisal values or estimated net sales price.

TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), TIAA’s only insurance subsidiary, became a direct wholly-owned subsidiary of TIAA as of December 31, 2005 (in millions).

	2007	2006	2005
Net Carrying Value	$356	$341	$—
Amounts due from subs and affiliates	$25	$33	$2

TIAA’s operating subsidiaries primarily consist of TIAA-CREF Tuition Financing, Inc. (“TFI”), Teachers Personal Investors Services (“TPIS”) and Teachers Advisors, Inc. (“Advisors”) which are wholly-owned subsidiaries of TIAA-CREF Enterprises, Inc. (“Enterprises”) a wholly-owned subsidiary of TIAA, TIAA-CREF Trust Company, FSB (“Trust”), TIAA-CREF Institutional & Services LLC (“Services”), TIAA-CREF Asset Management Commingled Funds Trust I (“TCAM”), TIAA-CREF Investment Management, LLC, and TIAA Global Markets, Inc. (“TGM”), TIAA-CREF Redwood, LLC, and Extension Funds I and II which are wholly-owned subsidiaries of TIAA (in millions).

	2007	2006	2005
Net Carrying Value	$810	$871	$—
Other Than Temporary Impairment	$56	$36	$—
Net Investment Income (distributed from investment subs and aff.)	$—	$3	$7
Amounts due from subs and affiliates	$121	$58	$84
Capital Contributions	$148	$82	$—
Return of Capital	$228	$3	$—

The 2007 other-than-temporary impairments were a result of a decline in equity value of three subsidiaries for which the carrying value is not expected to be recovered.

To conform to the NAIC Annual Statement presentation, the Company’s share of net carrying value of these entities is reported as affiliated common stock or as other long-term investments.

TIAA provides a $750 million uncommitted and unsecured 364-day revolving line of credit to TGM. During 2007, there were 3 drawdowns totaling $500 million that were repaid by December 31, 2007. For the year ended December 31, 2007, outstanding principal on this line of credit plus accrued interest was $0.

In October 2004, TIAA extended a $100 million committed and unsecured 364-day revolving line of credit to TCAM. In 2007, there were 13 draw downs totaling $314 million. At December 31, 2007, outstanding principal plus accrued interest totaled $26 million.

As of December 31, 2007 and 2006, TIAA’s investments in TIAA-CREF mutual funds totaled approximately $863 million and $759 million, respectively. These amounts are reported in the caption “Common Stocks” in the accompanying balance sheets.

B-34	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Note 7—other long-term investments

The components of TIAA’s carrying value in other long-term investments at December 31, were (in millions):

	2007	2006
Unaffiliated Other Invested Assets	$6,379	$4,233
Affiliated Other Invested Assets	3,003	2,365
Other Assets	911	774
Total other long-term investments	$10,293	$7,372

As of December 31, 2007, unaffiliated other invested assets of $6,379 million consist primarily of private equity funds of which $4,420 million invest in securities and $1,501 million invest in real estate related holdings. As of December 31, 2007, affiliated other invested assets totaling $3,003 million represents investment subsidiaries totaling $2,247 million of which $1,289 million invest primarily in real estate related holdings. The remaining $756 million of affiliated other invested assets represents operating subsidiaries and trusts. Other assets in the table above consist primarily of contract loans.

For the years ended December 31, 2007 and 2006, other-than-temporary impairments in other long-term investments for which the carrying value is not expected to be recovered were $42 million and $45 million, respectively.

For the years ended December 31, 2007 and 2006, other long-term investments denominated in foreign currency were $875 million and $752 million, respectively.

The Company holds investments in Low Income Housing Tax Credits (“LIHTC”) which have remaining tax credit years ranging from 2 years to 16 years with holding periods ranging from 16 years to 20 years. The Company’s investment in LIHTC properties are not currently subject to regulatory review and do not exceed 10% of the Company’s admitted assets. As of December 31, 2007, the Company had commitments to purchase tax credits of $32.7 million of which $32.1 million is to be disbursed in 2008 and $0.6 million in 2009.

Note 8—commitments

The outstanding obligation for future investments at December 31, 2007, is shown below by asset category (in millions):

	2008	2009	In later years	Total Commitments
Bonds	$91	$—	$—	$91
Mortgages	367	14	—	381
Real estate	6	—	—	6
Common stocks	350	111	51	512
Other long-term investments	1,804	1,250	2,357	5,411
Total	$2,618	$1,375	$2,408	$6,401

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers and the funding of mortgage and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. Due to TIAA’s due diligence in closing mortgage commitments, there is a lag between commitment and closing. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

In addition to the amounts in the above table, the Company is a limited partner in the Hines Development Fund Limited Partnership (“Development Fund I & II”) whose primary focus is the development and redevelopment of real estate projects in Western Europe. Each of the limited partners made a specified commitment to the fund; TIAA committed 130 million Euros which is approximately $189.7 million to Development Fund I and 100 million Euros which is approximately $145.9 million to Development Fund II as of December 31, 2007. The limited partners’ commitments are pledged as collateral to facilitate the financing of the activities of the fund by third parties through equity lines of credit. The limited partners do not anticipate funding their commitments but remain committed to do so should it become necessary for the Development Fund to make cash capital calls.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, were as follows (in millions):

	2007	2006	2005
Bonds	$7,901	$7,536	$7,519
Mortgages	1,481	1,781	1,799
Real estate	246	244	278
Stocks	512	368	400
Other long-term investments	918	635	411
Cash, cash equivalents and short-term investments	90	46	23
Other	5	4	3
Total gross investment income	11,153	10,614	10,433
Less securities lending expenses	—	(13)	(126)
Less investment expenses	(448)	(423)	(455)
Net investment income before amortization of net IMR gains	10,705	10,178	9,852
Plus amortization of net IMR gains	123	135	133
Net investment income	$10,828	$10,313	$9,985

Due and accrued income excluded from net investment income is as follows: Bonds in or near default or that are over 90 days past due; Preferred Stocks that are over 90 days past due and with a NAIC designation of 4, 5 or 6; Common Stocks Affiliated related to real estate with rents over 90 days past due; Mortgages with amounts greater than the excess of property value over the unpaid principal balance and on mortgages in default more than eighteen months; and Real Estate relating to rent in arrears for more than 90 days. The total due and accrued income excluded from net investment income was $1 million, $2 million and $2 million during 2007, 2006 and 2005, respectively.

Future rental income expected to be received under existing real estate leases in effect as of December 31, 2007 (in millions).

	2008	2009	2010	2011	2012	Thereafter
Future rental income	$150	$132	$116	$97	$77	$165

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-35

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs of investments for the years ended December 31, were as follows (in millions):

	2007	2006	2005
Bonds	$(74)	$125	$64
Mortgages	7	(31)	6
Real estate	2	70	283
Stocks	77	407	112
Other long-term investments	56	50	(39)
Cash, cash equivalents and short-term investments	5	7	(5)
Total before capital gains taxes and transfers to the IMR	73	628	421
Transfers to IMR	(44)	(20)	(124)
Capital gains taxes	(166)	—	—
Net realized capital gains (losses) less capital gains taxes, after transfers to the IMR	$(137)	$608	$297

Write-downs of investments resulting from other-than-temporary impairments (“OTTI”), included in the preceding table, were as follows for the years ended December 31 (in millions):

	2007	2006	2005
Other-than-temporary impairments:
Bonds	$339	$109	$214
Mortgages	49	27	20
Real estate	—	2	11
Stocks	100	33	121
Other long-term investments	42	45	93
Total	$530	$216	$459

The Company did not have any restructured mortgages during 2007 and 2006, therefore there were no related losses recognized.

Proceeds from sales of long-term bond investments during 2007, 2006 and 2005 were $4,840 million, $9,275 million and $5,547 million respectively. Gross gains of $190 million, $327 million and $262 million and gross losses, excluding impairments considered to be other-than-temporary, of $65 million, $172 million and $76 million were realized on these sales during 2007, 2006 and 2005, respectively.

Unrealized Capital Gains and Losses: The net changes in unrealized capital gains (losses) on investments, resulting in a net increase (decrease) in the valuation of investments for the years ended December 31, were as follows (in millions):

	2007	2006	2005
Bonds	$299	$220	$(317)
Mortgages	95	3	12
Stocks	92	173	60
Other long-term investments	379	2	741
Cash, cash equivalents & short-term investments	—	—	1
Total	$865	$398	$497

Note 10—securitizations

When TIAA sells bonds and mortgages in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. The Company’s ownership of the related retained interests may be held directly by the Company or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities/Qualified Special Purpose Entities, (“SPEs/QSPEs”), that issue equity and debt which is non-recourse to the Company. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices, if available; however, quotes are generally not available for retained interests, so the Company either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

Advisors, a downstream subsidiary of TIAA, provides investment advisory services for most assets securitized by the Company.

During 2007, TIAA entered into a securitization transaction in which it sold commercial mortgages with a total principal balance of approximately $2,092 million and recognized a gain of approximately $34 million. TIAA received proceeds of approximately $2,009 million and retained subordinated interests with a fair value of approximately $77 million. The total cash flows received on interests retained were approximately $2,017 million for the year ending 2007. TIAA’s total principal amount outstanding is $2,092 million, derecognized piece is $2,009 million, and retained principal amount is $83 million. There were no delinquencies or credit losses at December 31, 2007, 2006 and 2005, respectively.

The following table summarizes the Company’s retained interests in securitized financial assets from transactions originated since 2000 (in millions):

					Sensitivity Analysis of Adverse Changes in Key Assumptions
Issue Year	Type of Collateral	Carrying Value	Estimated Fair Value		10% Adverse	20% Adverse
2000	Bonds	$75	$72	(a)	$(2)	$(4)
2001	Bonds	$241	$271	(b)	$(6)	$(12)
2002	Bonds	$27	$17	(c)	$(1)	$(2)
2007	Mortgages	$75	$64	(d)	$(3)	$(6)

The key assumptions applied to both the fair values and sensitivity analysis of the retained interests on December 31, 2007 was as follows:

a)	The retained interests securitized in 2000 are valued utilizing a discounted cash flow methodology. Cash flows are discounted at rates ranging from 6.01% to 11.00%. Considerations in the determination of discount rates would include transaction structure and credit quality of underlying assets. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rate.

b)	The retained interests securitized in 2001 were valued using an independent third-party pricing service, which uses the discounted cash flow analysis of anticipated cash flows. Cash flows are discounted at rates ranging from 4.61% to 28.02%. Considerations in the determination of discount rates would include transaction structure and credit quality of underlying assets. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rate.

B-36	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

c)	The retained interests securitized in 2002 were valued utilizing a discounted cash flow methodology. Cash flows are discounted at 18%. Considerations in the determination of discount rates would include transaction structure and credit quality of underlying assets. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rates.

d)	The retained interests securitized in 2007 were valued using an independent third-party pricing service, which uses the discounted cash flow analysis of anticipated cash flows, including assumptions of anticipated prepayment speeds. Cash flows are discounted at rates ranging from 5.61% to 15.47%. Considerations in the determination of discount rates would include transaction structure and credit quality of underlying assets. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rates.

Note that the sensitivity analysis above does not give effect to any offsetting benefits of financial instruments which may hedge the risks inherent to these financial interests. Additionally, changes in particular assumption, such as discount rates, may in practice change other valuation assumptions which may magnify or counteract the effect of these disclosed sensitivities.

Note 11—disclosures about fair value of financial instruments

The estimated fair value amounts of financial instruments presented in the following tables were determined by the Company using market information available as of December 31, 2007 and 2006 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange.

The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

	Carrying Value	Estimated Fair Value
	(In Millions)
December 31, 2007
Assets
Bonds	$131,859	$133,020
Mortgages	20,443	20,919
Preferred stocks	4,375	4,144
Common stocks	4,190	6,039
Cash, cash equivalents and short-term investments	1,603	1,603
Contract loans	862	862
Derivative financial instruments	44	45
Separate account assets	19,021	19,021
Liabilities
Liability for deposit-type contracts	454	454
Derivative financial instruments	810	868
Separate account liabilities	19,021	19,021

	Carrying Value	Estimated Fair Value
	(In Millions)
December 31, 2006
Assets
Bonds	$121,775	$123,631
Mortgages	23,756	24,117
Preferred stocks	4,554	4,630
Common stocks	4,050	6,561
Cash, cash equivalents and short-term investments	2,464	2,464
Contract loans	732	732
Derivative financial instruments	29	35
Separate account assets	15,384	15,384
Liabilities
Liability for deposit-type contracts	428	428
Derivative financial instruments	581	650
Separate account liabilities	15,384	15,384

Bonds: The fair values for publicly traded long-term bond investments were determined using prices provided by third party pricing services. For privately placed long-term bond investments without a readily ascertainable market value, such values were determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31, were as follows (in millions):

	2007		2006
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Publicly traded bonds	$96,235	$96,573	$87,509	$88,649
Privately placed bonds	35,624	36,447	34,266	34,982
Total bonds	$131,859	$133,020	$121,775	$123,631

Mortgages: The fair values of mortgages were generally determined by discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: The fair values of preferred stocks were determined using prices provided by third party pricing or valuations from the NAIC.

Common Stocks: Fair value of unaffiliated common stock is based on quoted market prices, where available, or prices provided by state regulatory authorities. The Company estimates the fair value of its common stock affiliated real estate entities by determining the fair value of the underlying real estate assets of the affiliated entities.

Cash, Cash Equivalents, Short-Term Investments and Contract Loans: The carrying values were considered reasonable estimates of fair value.

Insurance and Annuity Contracts: TIAA’s insurance and annuity contracts entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

Deposit-type contracts: For deposit-type contracts the fair value approximates the carrying value. The carrying value is payable upon demand.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-37

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Derivative Financial Instruments: The fair values of interest rate cap contracts and credit default swap contracts are estimated by external parties and are reviewed internally for reasonableness based on anticipated interest rates, estimated future cash flows, and anticipated credit market conditions. The fair values of foreign currency swap and forward contracts and interest rate swap contracts are estimated internally based on estimated future cash flows, anticipated foreign exchange relationships and anticipated interest rates and such values are reviewed for reasonableness with estimates provided by TIAA’s counterparties.

Note 12—derivative financial instruments

The Company uses derivative instruments for hedging, income generation, and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated AA- or better at the date of a transaction) and monitors counter-party credit quality on an ongoing basis. The Company does not require cash collateral on derivative instruments. TIAA’s counterparty credit risk is limited to the net positive fair value of its derivative positions for each individual counter-party, unless otherwise described below. Effective January 1, 2003 TIAA adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date.

Foreign Currency Swap Contracts: TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses.

Derivative instruments used in hedging transactions that do not meet or no longer meet the accounting criteria of an effective hedge are accounted for at fair value according to accounting guidance. The net unrealized losses for the year ended December 31, 2007, from foreign currency swap contracts that do not qualify for hedge accounting treatment was $160 million.

Foreign Currency Forward Contracts: TIAA enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. The changes in the value of the contracts related to foreign currency exchange rates are recognized as unrealized gains or losses. A foreign exchange premium/(discount) is recorded at the time a contract is opened, based on the difference between the forward exchange rate and the spot rate. The Company amortizes the foreign exchange premium/(discount) into investment income over the life of the forward contract or at the settlement date, if the forward contract is less than a year. The net unrealized loss for the year ended December 31, 2007, from foreign currency forward contracts that do not qualify for hedge accounting treatment was $16 million.

Interest Rate Swap Contracts: TIAA enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as cash flow hedges and allow TIAA to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. TIAA also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are entered into as a fair value hedge in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counter-party at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not meet or no longer meet the accounting criteria of an effective hedge are accounted for at fair value. The net unrealized loss for the year ended December 31, 2007, from interest rate swap contracts that do not qualify for hedge accounting treatment was $14 million.

Interest Rate Cap Contracts: TIAA purchases interest rate cap contracts to hedge against the market risk of a rising interest rate environment as part of the Company’s asset and liability management program for certain interest sensitive products. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. Under the terms of the interest rate cap contracts, the selling entity makes payments to TIAA on a specified notional amount if an agreed-upon index exceeds a predetermined strike rate. Such payments received under interest rate cap contracts are recognized as investment income. Interest rate cap contracts are generally carried at fair value. There are no interest rate caps outstanding as of December 31, 2007.

Credit Default Swap Contracts: As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, TIAA writes (sells) credit default swaps on single name credit and credit indices to earn a premium by essentially issuing “insurance” to the buyer of default protection (Replicated Synthetic Asset Transactions or RSAT). This type of derivative instrument is traded over-the-counter, and the Company is exposed to market, credit and counter-party risk. The carrying value of credit default swaps represents the unamortized premium received for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer. The Company also purchases credit default swaps to hedge against unexpected credit events on selective investments in the TIAA portfolio. These swap contracts qualify as fair value hedges and the premium payment to the counterparty is expensed. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value. The net unrealized loss for the year ended December 31, 2007, from credit default swap contracts that do not qualify for hedge accounting treatment was $4 million.

B-38	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Equity Index Options: TIAA purchases out-of-the-money put options on the S&P 500 Index to hedge a portion of the General Account equity position against a sudden or sustained decline in value. These options are traded over-the-counter and the Company is exposed to both market and counterparty risk. These instruments are carried at fair value. The net unrealized loss for the year ended December 31, 2007 from the Equity Index Option contracts that do not qualify for hedge accounting was $3 million.

		2007			2006
		(In Millions)
		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign currency swap contracts	Assets	252	13	14	768	18	17
	Liabilities	3,235	(776)	(819)	2,554	(543)	(620)
	Subtotal	3,487	(763)	(805)	3,322	(525)	(603)
Foreign currency forward contracts	Assets	73	1	1	125	2	2
	Liabilities	215	(27)	(27)	244	(24)	(24)
	Subtotal	288	(26)	(26)	369	(22)	(22)
Interest rate swap contracts	Assets	361	17	17	164	9	9
	Liabilities	39	—	—	399	(6)	(6)
	Subtotal	400	17	17	563	3	3
Credit default swap contracts (RSAT)	Assets	436	—	—	426	—	7
	Liabilities	1,424	(3)	(19)	1,174	(2)	6
	Subtotal	1,860	(3)	(19)	1,600	(2)	13
Credit default swap contracts (other)	Assets	215	2	2	—	—	—
	Liabilities	291	(3)	(3)	328	(6)	(6)
	Subtotal	506	(1)	(1)	328	(6)	(6)
Equity Index Options	Assets	600	11	11	—	—	—
	Liabilities	—	—	—	—	—	—
	Subtotal	600	11	11	—	—	—
Total Derivatives	Assets	1,937	44	45	1,483	29	35
	Liabilities	5,204	(809)	(868)	4,699	(581)	(650)
	Total	7,141	(765)	(823)	6,182	(552)	(615)

During 2007, the average fair value of derivatives used for other than hedging purposes, which are the credit default swaps used in replication synthetic asset transactions was $3 million in assets.

Note 13—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of TIAA issuing and funding individual variable annuity contracts. VA-1 was registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. Currently, VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Account (“REA”) is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of funding variable annuity contracts. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in money market instruments, government and corporate debt securities and other publicly traded securities to maintain adequate liquidity.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account and was organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. Its main purpose is to invest funds for retirement and pay income based on a choice of investment accounts.

Other than the guarantees disclosed in Note 21, the Company does not make any guarantees to policyholders on its separate accounts. Both accounts offer full or partial withdrawal at market value with no surrender charges. The assets and liabilities of these accounts (which represent participant account values) are carried at fair value (directly held real estate is carried at appraised value).

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-39

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Information regarding separate accounts of the Company for the years ended December 31 is as follows (in millions):

Non-guaranteed Separate Accounts	2007	2006
Premiums and considerations	$3,343	$3,356
Reserves:
For accounts with assets at:
Fair value	18,752	15,126
Amortized cost	—	—
Total reserves	$18,752	$15,126
By withdrawal characteristics:
At fair value	18,752	15,126
Total reserves	$18,752	$15,126

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in millions):

	2007	2006
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$3,698	$3,647
Transfers from Separate Accounts	(2,186)	(1,741)
Net transfers to or (from) Separate Accounts	$1,512	$1,906
Reconciling Adjustments:
Fund transfer exchange gain/(loss)	$(1)	$(3)
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$1,511	$1,903

Note 14—management agreements

Under Cash Disbursement and Reimbursement Agreements, TIAA serves as the common pay-agent for its operating subsidiaries. The Company has allocated expenses of $1,369 million to its various subsidiaries and affiliates during 2007. In addition, under management agreements, TIAA provides investment advisory and administrative services for TIAA-CREF Life and administrative services to the TIAA-CREF Trust Company, FSB, and VA-1.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at cost by two subsidiaries of TIAA, TIAA-CREF Investment Management, LLC (“Investment Management”) and Services, which provide investment advisory, administrative and distribution services for CREF.

Such services are provided in accordance with an Investment Management Services Agreement between CREF and Investment Management, and in accordance with a Principal Underwriting and Administrative Services Agreement between CREF and Services. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $1,075 million, $889 million and $729 million in 2007, 2006 and 2005, respectively, are not included in the statements of operations and had no effect on TIAA’s operations.

Advisors provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. TPIS and Services distribute variable annuity contracts for VA-1 as well as registered securities for certain proprietary funds.

All services necessary for the operation of REA are provided at cost by TIAA and Services. TIAA provides investment management services for REA. Distribution and administrative services are provided in accordance with a Distribution and Administrative Services Agreement between REA and Services. Effective January 1, 2008 the Distribution and Administrative Services Agreement between REA and Services was modified to limit the work done by Services to distribution activities with TIAA assuming responsibility for all administrative activities. TIAA and Services receive management fee payments from REA on a daily basis according to formulae established each year with the objective of keeping the management fees as close as possible to actual expenses attributable to operating REA. Any differences between actual expenses and daily charges are adjusted quarterly.

The following is the amounts due to/(from) subsidiaries and affiliates:

Subsidiary/Affiliate	Receivable	Payable
College Retirement Equity Fund	$89.5	$23.9
Investment Management	—	1.2
TC Life	24.3	—
TIAA-CREF Trust Company FSB	1.2	—
Services	0.4	—
TIAA Real Estate Account	10.4	—
Total	$125.8	$25.1

Note 15—federal income taxes

By charter, TIAA is a Stock Life Company that operates on a non-profit basis and through December 31, 1997, was exempt from federal income taxation under the Internal Revenue Code (the “Code”). Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, TIAA is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

Beginning with 1998, TIAA has filed a consolidated federal income tax return with its subsidiary affiliates. The consolidated group has entered into a tax-sharing agreement that follows the current reimbursement method, whereby members of the group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to limitations imposed under the Code. Amounts due to (receivable from) TIAA’s subsidiaries for federal income taxes were $(43) million and $23 million at December 31, 2007 and 2006, respectively. The affiliates that file a consolidated federal income tax return with TIAA are as follows:

TIAA-CREF Life Insurance Company

TIAA-CREF Enterprises, Inc.

Dan Properties, Inc.

JV Georgia One, Inc.

Teachers Michigan Properties, Inc.

JV Minnesota One, Inc.

JWL Properties, Inc

Liberty Place Retail, Inc.

MOA Enterprises, Inc.

ND Properties, Inc.

Savannah Teachers Properties, Inc.

TCT Holdings, Inc.

Teachers Advisors, Inc.

B-40	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Teachers Boca Properties II, Inc.

Teachers Pennsylvania Realty, Inc.

Teachers Personal Investors Service, Inc.

T-Investment Properties Inc.

T-Land Corp.

WRC Properties, Inc.

TIAA-CREF Tuition Financing, Inc.

TIAA-CREF Trust Company, FSB

MOA Investors I, Inc.

730 Texas Forest Holdings, Inc.

TIAA Global Markets, Inc.

T-C Sports Co., Inc.

TIAA Board of Overseers

TIAA Realty, Inc.

TIAA Park Evanston, Inc.

A reconciliation of TIAA’s statutory tax rate to its actual federal income tax rate was as follows (in millions):

	For the Years Ended December 31,
	2007	2006	2005
Net gain from operations	$1,932	$2,254	$2,201
Realized Capital Gains (Losses) inclusive of OTTI	73	—	—
Statutory rate	35%	35%	35%
Tax at statutory rate	$702	$789	$770
Investment items	(87)	(242)	(139)
Consolidation and dividends from subsidiaries	(113)	(48)	(121)
Amortization of interest maintenance reserve	(43)	(47)	(47)
Adjustment to policyholder dividend liability	67	17	(12)
Accrual of contingent tax for current year	423	467	564
Settlement of contingent tax exposure	—	(1,033)	—
Net operating loss carry forward utilized	(400)	(489)	(482)
Book/tax differences—capital gain	51	—	—
Capital loss carry forward utilized	(146)	—	—
Other	61	(8)	(7)
Federal income tax expense (benefit)	$515	$(594)	$526
Effective tax rate	25.7%	(26.4)%	23.9%

TIAA had net capital loss carryforwards of $418 million from previous years that were fully offset by net realized capital gains of $893 million in 2007, resulting in tax incurred on capital gains of $166 million for 2007. The effective rate for 2007 reflects the capital gains tax. No capital gains are reflected in the effective rate for prior years because no capital gains tax was incurred.

The components of TIAA’s net deferred tax asset were as follows (in millions):

	2007	2006	Change
Gross deferred tax assets	$3,114	$3,025	$89
Gross deferred tax liabilities	(71)	(39)	(32)
Deferred tax assets, non-admitted	(1,967)	(2,022)	55
Net deferred tax asset, admitted	$1,076	$964	$112

TIAA’s gross and net admitted deferred tax assets were primarily attributable to differences between tax basis and statutory basis reserves and the provision for policyholder dividends payable in the following year. Gross deferred tax liabilities were primarily due to investment income due and accrued and market discount deferred on bonds. All of TIAA’s deferred tax liabilities have been recognized. The increase in net admitted deferred tax asset is primarily due to the growth of amounts owed for both policyholder dividends and deferred compensation.

At December 31, 2007, TIAA’s gross deferred tax asset of $3.1 billion did not include any benefit from Net Operating Loss (“NOL”) carryforwards. Consistent with prior years, however, TIAA’s federal income tax return for 2007 will include a significant NOL carryforward as a result of tax deductions related to intangible assets. The NOL carryforward on TIAA’s 2007 federal income tax return is estimated to approximate $11.4 billion. These intangible asset tax deductions were not recognized as a benefit, because they were not eligible to be recorded for statutory financial statement purposes and, therefore, were not considered in TIAA’s gross deferred tax asset calculation.

The Department concurred with this interpretation by TIAA. The NOL carryforward for tax purposes expires between 2013 and 2022. TIAA did not incur federal income taxes in the current or preceding years that would be available for recoupment in the event of future net losses.

TIAA’s 1998 and 1999 tax returns representing the first years for which TIAA’s entire business operations were subject to federal income taxation have been audited by the Internal Revenue Service (“IRS”). In April, 2004 the IRS completed its audit and presented TIAA with a Revenue Agent Report asserting certain adjustments to TIAA’s taxable income that would result in additional tax due of $1.1 billion for the 1998 and 1999 tax years. These adjustments would disallow the deductions for certain intangible assets and would adjust certain TIAA tax-basis annuity reserves.

TIAA’s 2000, 2001, and 2002 tax returns have also been audited by the IRS. In April, 2006 the IRS completed its audit and presented TIAA with a Revenue Agent Report asserting certain adjustments to TIAA’s taxable income that would result in additional tax due of $391 million for the 2000, 2001, and 2002 tax years. These adjustments would disallow the deductions for certain intangible assets and would adjust certain TIAA tax-basis annuity reserves, which are the same issues raised in the 1998 and 1999 audit.

TIAA’s management filed protests to the IRS’ adjustments in 2004 and in 2006, and entered into discussions with the IRS Appeals Division during 2005. On April 5, 2007, TIAA executed a partial settlement with the IRS Appeals Division resolving the disputed adjustments to tax-basis annuity reserves for the tax years 1998-2002. TIAA agreed to a permanent adjustment of $273 million, reducing the tax-basis annuity reserves for TIAA contracts in force at the beginning of 1998, TIAA’s first year as a taxable entity. In addition, a temporary adjustment of $1.7 billion was applied to TIAA’s 1998 reserve deductions. This adjustment related to reserves established for new rights added to TIAA payout annuity contracts enabling contract-holders to transfer annuity balances into other investment vehicles in accordance with appropriate terms and conditions in the annuity contract. This $1.7 billion adjustment will be recovered by TIAA through future deductions over a 20 year period which began with its 2006 tax return. With one exception that is not material, the IRS agreed to accept all deductions related to the annuity reserves as claimed by TIAA on its 1999-2002 tax returns. With respect to deductions for years subsequent to 2002, no binding agreement has been reached with the IRS for reserves associated with the annuity transferability option, since these years were not before IRS Appeals. Management believes, however, that it is reason-

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-41

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

able to expect that deductions related to subsequent years will not be subject to adjustment by the IRS in future audits, and has not provided for any related contingency.

Disallowed deductions for certain intangible assets were set aside for future negotiations with the IRS. TIAA believes that its unresolved tax position is supported by substantial authority, and will continue to contest these adjustments through IRS appeals and judicial procedures, as needed. TIAA’s management believes that it will ultimately prevail to a significant degree. Nonetheless, TIAA’s management believes that the circumstances surrounding the tax claim by the IRS related to intangible deductions meet the conditions that require TIAA to establish a loss contingency for federal income taxes covering the years 1998-2007.

Although the final resolution of the IRS’ asserted adjustments is uncertain, based on management’s current estimate of the probable loss from this dispute with the IRS, and given the current status of the tax claim, TIAA recorded a contingent tax provision of $1.1 billion as of December 31, 2007 and $659 million as of December 31, 2006. This resulted in a net charge of $533 million against TIAA’s 2007 operations. As a result of the partial settlement with the IRS in 2006, TIAA reduced the reserve previously established, resulting in a net benefit of $594 million.

In July, 2006 the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes—An Interpretation of FASB Statement No. 109 (“FIN 48”). FIN 48 establishes a minimum threshold for financial statement recognition of the benefits of positions taken in tax returns, and requires certain expanded disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open years as of the effective date. Uncertain tax liabilities are described above. No uncertain tax benefits have been recorded as of December 31, 2007 and as of December 31, 2006.

Note 16—pension plan and postretirement benefits

Retirement Plans, Deferred Compensation, Post Employment Benefits and other Post Retirement Benefit Plans

TIAA maintains a qualified, noncontributory defined contribution pension plan covering substantially all employees. All qualified employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made semi-monthly to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $34 million, $32 million and $28 million in 2007, 2006 and 2005, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, the Company provides certain other postretirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. As of December 31, 2007, the measurement date, the status of this plan for retirees and eligible active employees is summarized below (in millions):

	Postretirement Benefits
	12/31/2007	12/31/2006	12/31/2005
Change in benefit obligation
Benefit obligation at beginning of period	$106	$102	$113
Eligibility cost	3	3	3
Interest cost	6	5	5
Actuarial (gains) and losses	(12)	(1)	(14)
Benefit paid	(4)	(4)	(5)
Plan amendments	—	—	—
Benefit obligation at end of period	$99	$105	$102
Fair value of assets	—	—	—
Funded status	$(99)	$(105)	$(102)
Unrecognized initial transition obligation	4	5	5
Unrecognized net (gain) or losses	—	12	13
Accrued postretirement benefit cost	$(95)	$(88)	$(84)

The Company is expecting to receive a 28% federal subsidy for plan prescription benefits arising from the Medicare Prescription Drug Act of 2003 (“The Act”).

The postretirement benefit obligation for non-vested employees was approximately $65 million at December 31, 2007 and approximately $60 million at December 31, 2006.

The net periodic postretirement (benefit) cost for the years ended December 31 includes the following components (in millions):

	Postretirement Benefits
	2007	2006	2005
Components of net periodic cost
Eligibility cost	$3	$3	$3
Interest cost	6	5	5
Amortization of transition obligation	1	1	1
Net periodic cost	$10	$9	$9

The cost of postretirement benefits includes a reduction arising from The Act subsidy of $3 million for 2007 and 2006, respectively.

The Company allocates benefit expenses to certain subsidiaries based upon salaries. The cost of postretirement benefits reflected in the accompanying statements of operations was approximately $4 million for both 2007 and 2006, and $3 million for 2005.

B-42	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

The assumptions used by the Company to calculate the benefit cost and obligations in the year are as follows:

	Postretirement Benefits
	2007	2006	2005
Weighted-average assumption
Discount rate for benefit costs	5.75%	5.50%	5.75%
Discount rate for benefit obligations	6.25%	5.75%	5.50%
Rate of increase in compensation levels	4.00%	4.00%	4.00%
Medical cost trend rates	5.00–10.00%	5.00–11.00%	5.00–10.00%
Immediate Rate	10.00%	11.00%	10.00%
Ultimate Rate	5.00%	5.00%	5.00%
Year Ultimate Rate Reached	2013	2013	2011
Ultimate medical care cost trend rate after a five year gradual decrease	5.00%	5.00%	5.00%
Dental cost trend rate	5.25%	5.25%	5.25%

The assumed medical cost trend rates have a significant effect on the amounts reported. A one-percentage point increase and decrease in assumed medical cost trend rates would have the following effects (in millions):

	Postretirement Benefits
	2007	2006	2005
One percentage point increase
Increase in postretirement benefit obligation	$10	$11	$10
Increase in eligibility and interest cost	$1	$1	$1
One percentage point decrease
(Decrease) in postretirement benefit obligation	$(9)	$(9)	$(9)
(Decrease) in eligibility and interest cost	$(1)	$(1)	$(1)

Estimated Future Benefit Payments

The following benefit payments are expected to be paid (in millions):

Gross Cash Flows (Before Medicare Part D Subsidy Receipts)
2008	6
2009	7
2010	7
2011	8
2012	8
Total for 2013-2017	48

Medicare Part D Subsidy Receipts
2008	0.3
2009	0.3
2010	0.4
2011	0.5
2012	0.6
Total for 2013-2017	5.2

The Company also maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA Board of Overseers. The plan provides an award equal to 50% of the annual stipend that is invested annually in company-owned annuity contracts. Payout of accumulations is normally made in a lump sum following the trustees’ or member’s separation from the Board.

The Company has provided an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees.

The SERP provided an annual retirement benefit payable at normal retirement calculated as 3% of the participant’s 5-year average total compensation based on an average of the highest five of the last ten years multiplied by the number of years of service not in excess of 15 years. This amount is reduced by the benefit arising from the basic TIAA defined contribution annuity contracts. The measurement date of the SERP liability is December 31, 2007.

Effective July 31, 2007, the SERP was curtailed. Under this curtailment, all participants, who had not attained the age of 55 and completed five years of service forfeited their benefits under the plan. The one time cost associated with the curtailment of $5 million was due to the need to recognize the past service liability. This one time cost is included in the 2007 SERP total expense. In addition an expense of $11 million was recognized by the Company relating to the funding of separate annuity contracts for individuals who forfeited benefit given the SERP curtailment.

The accumulated benefit obligation totaled $42 million and $49 million as of December 31, 2007 and 2006, respectively. The Company had an accrued pension cost of $45 million and $35 million and accrued an additional minimum liability of $0 and $14 million as of December 31, 2007 and 2006, respectively. As of December 31, 2007 and 2006, the projected benefit obligation for non-vested employees totaled $0 and $4 million.

The SERP obligations were determined based upon a discount rate of 6.21% and a rate of compensation increase of 5.0% at December 31, 2007. In accordance with NAIC SSAP No. 89, only vested obligations are reflected in the funded status.

The obligations of TIAA under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The expected rate of return on plan assets is not applicable. During 2007 and 2006, the SERP expense, including expenses associated with the curtailment, totaled $11 million and $7 million, respectively.

Future benefits expected to be paid by the SERP are as follows (in millions):

1-1-2008 to 12-31-2008	$2
1-1-2009 to 12-31-2009	$4
1-1-2010 to 12-31-2010	$4
1-1-2011 to 12-31-2011	$4
1-1-2012 to 12-31-2012	$4
1-1-2013 to 12-31-2017	$18

Note 17—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

For annuities and supplementary contracts, policy and contract reserves are generally equal to the present value of guaranteed benefits. For most annuities, the present value calculation uses

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-43

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

the guaranteed interest and mortality table or a more conservative basis and for most accumulating annuities the reserve thus calculated is equal to the account balance. For the Personal Annuity (“PA”), deferred annuity reserves in the general account are equal to the account balance plus the present value, at the maximum statutory valuation rate on an issue year basis, of excess interest guaranteed beyond the valuation date. In addition, a reserve is maintained in the general account for the PA’s Guaranteed Minimum Death Benefit (“GMDB”) provision. The reserve for the GMDB is calculated in accordance with Actuarial Guideline 34, Variable Annuity Minimum Guaranteed Death Benefit Reserves and New York State Regulation 151 and was approximately $0.1 million at December 31, 2007 and 2006, respectively.

For retained assets, an accumulation account issued from the proceeds of annuities and life insurance policies, reserves held are equal to the total current account balances of all account holders.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

In aggregate, the reserves established for all annuity and supplementary contracts utilize assumptions for interest at a weighted average rate of approximately 3%. Approximately 88% of annuity and supplementary contract reserves are based on the 1983 Table set back 9 or 10 years or the Annuity 2000 table set back 9, 10, or 12 years.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31, are as follows (in millions):

	2007		2006
	Amount	Percent	Amount	Percent
Subject to Discretionary Withdrawal
At fair value	$18,752	11.3%	$15,126	9.6%
At book value without adjustment	25,858	15.6%	25,194	16.1%
Not subject to discretionary withdrawal	120,898	73.1%	116,660	74.3%
Total (gross)	165,508	100.0%	156,980	100.0%
Reinsurance ceded	—		—
Total (net)	$165,508		$156,980

Annuity reserves and deposit-type contact funds for the year ended December 31, are as follows (in millions):

	2007	2006
General Account:
Total annuities (excluding supplementary contracts with life)	$146,066	$141,184
Supplementary contracts with life contingencies	235	242
Deposit-type contracts	455	428
Subtotal	146,756	141,854

Separate Accounts:
Annuities	18,752	15,126
Total	$165,508	$156,980

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation

Method for issues on and after such date. Annual renewable and five-year renewable term policies issued on or after January 1, 1994 use segmented reserves, where each segment is equal to the term period. The Cost of Living riders issued on and after January 1, 1994 also use segmented reserves, where each segment is equal to one year in length.

Reserves for the vast majority of permanent insurance policies, term insurance policies, and regular insurance policies use Commissioners’ Standard Ordinary Mortality Tables with rates ranging from 2.25% to 6.00%. Term conversion reserves are based on TIAA term conversion mortality experience and 4.50% interest.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values of approximately $0.1 million in excess of the legally computed reserves were held as an additional reserve liability at December 31, 2007 and $0.2 million at December 31, 2006, respectively. As of December 31, 2007 and December 31, 2006, TIAA had $1.6 billion and $1.4 billion, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department. Reserves to cover these insurance amounts totaled $20.6 million and $25.3 million at December 31, 2007 and December 31, 2006, respectively.

For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 18—reinsurance

In 2005 and 2004, the Company entered into reinsurance agreements with RGA Reinsurance Company. In accordance with these agreements, the Company assumed Credit Life, Credit A&H, Term Life and Whole Life liabilities through coinsurance funds withheld and modified coinsurance arrangements on a proportional basis. During 2007 the Credit Life and Credit A&H agreement was recaptured, as well as one of the Term Life and Whole Life agreements were recaptured. The statutory coinsurance reserves on these agreements at the end of the statutory reporting period immediately before recapture were approximately $18.4 million and $41.2 million, respectively.

At December 31, disclosures related to these assumed coinsurance agreements were (in millions):

	2007	2006	2005
Aggregated assumed premiums	$(2)	$52	$164
Reinsurance payable on paid and unpaid losses	$—	$1	$1
Modified coinsurance reserves	$171	$162	$142
Increase in policy and contract reserves	$(50)	$9	$57
Funds withheld under coinsurance	$—	$14	$11

B-44	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

The Company recaptured two of the retrocession agreements with RGA Reinsurance Company effective September 30 and October 1, 2007.

In 2004, TIAA and TIAA-CREF Life entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife has begun the process of offering the TIAA and TIAA-CREF Life policyholders the option of transferring their policies from TIAA and TIAA-CREF Life to MetLife. At December 31, 2007 there were still premiums in force of $30 million.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by these reinsurance agreements include (in millions):

	2007	2006	2005
Insurance and annuity premiums	$46	$36	$38
Policy and contract benefits	$91	$101	$109
Increase in policy and contract reserves	$187	$32	$(19)
Reserves for life and health insurance	$736	$923	$890

Note 19—commercial paper program

TIAA began issuing commercial paper in May 1999 and currently has a maximum authorized program of $2 billion. The Company had $952 million and $ 0 outstanding obligations, as of December 31, 2007 and 2006, respectively.

The Company maintains a committed and unsecured 5-year revolving credit facility of $1 billion with a group of banks to support the commercial paper program. This liquidity facility has not been utilized.

Note 20—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below as of December 31, are as follows (in millions):

	2007	2006
Net unrealized capital gains	$865	$398
Asset valuation reserve	$(698)	$(689)
Deferred federal income tax	$(55)	$(1,155)
Non-admitted asset value	$(180)	$1,149
Provision of reinsurance	$—	$(13)
Other	$4	$11

Capital: TIAA has 2,500 shares of class A common stock authorized, issued and outstanding. All outstanding shares of the Company are collectively held by the TIAA Board of Overseers, a nonprofit corporation created to hold the stock of TIAA. By charter, the Company operates without profit to its sole shareholder.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). TIAA generally has not paid dividends to its shareholder and has no plans to do so in the current year.

Note 21—contingencies and guarantees

SUBSIDIARY AND AFFILIATE GUARANTEES:

TGM, a wholly-owned subsidiary of TIAA, was formed for the purpose of issuing notes and other debt instruments and investing the proceeds in compliance with the investment guidelines approved by the Board of Directors of TGM. TGM is authorized to issue up to $5 billion in debt and TIAA’s Board of Trustees authorized TIAA to guarantee up to $5 billion of TGM’s debt. As of December 31, 2007, TGM had $2,536 million of outstanding debt and accrued interest. The Company also provides a $750 million uncommitted and unsecured 364-day revolving line of credit to TGM. During 2007, there were 3 draw downs totaling $500 million that were repaid by December 31, 2007. As of December 31, 2007, there were no outstanding principal amount plus accrued interest.

The Company has a financial support agreement with TIAA-CREF Life. Under this agreement, the Company will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. The Company made no additional capital contributions to TIAA-CREF Life during 2007 under this agreement. The Company provides a $100 million unsecured 364-day revolving line of credit to TIAA-CREF Life. As of December 31, 2007, $30 million of this facility was maintained on a committed basis for which the Company received a commitment fee of 3 bps per annum on the undrawn committed amount. During 2007, there were 59 draw downs totaling $76 million that were repaid by December 31, 2007. As of December 31, 2007, outstanding principal plus accrued interest was $0.

The Company provides guarantees to the CREF accounts, for which it is compensated, for certain mortality and expense risks, pursuant to an Immediate Annuity Purchase Rate Guarantee Agreement. The Company also provides a $1 billion uncommitted line of credit to CREF and the Institutional Mutual Funds. Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1.5 billion committed credit facility that is maintained with a group of banks.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-45

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS	concluded

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, the Company’s general account will fund them by purchasing Accumulation Units in REA. The Company guarantees that participants will be able to redeem their Accumulation Units at the then current daily Accumulation Unit Value. No amounts have been accrued under these guarantees at year-end.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees that once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Leases: The Company occupies leased office space in many locations under various long-term leases. At December 31, 2007, the future minimum lease payments are estimated as follows (in millions):

Year	2008	2009	2010	2011	2012	Thereafter	Total
Amount	$36	27	24	23	21	82	$213

Leased space expense is allocated among the Company and affiliated entities. Rental expense charged to the Company for the years ended December 31, 2007, 2006 and 2005 was approximately $32 million, $35 million and $24 million, respectively.

The Company transferred title to land and building located at 485 Lexington Avenue and 750 Third Avenue, New York, New York to 750-485 Fee Owner LLC, an entity formed by SL Green Corp, on July 28, 2004. The Company had leased and continued to operate the properties after closing pursuant to a Master Lease, which expired on December 31, 2005. The deposit method of accounting required that the Company defer recognition of the gains from disposition of these properties until expiration of the lease. At December 31, 2005 the Company recognized the gain of $237 million on the sale.

The Company’s lease obligation under the Master Lease was $30 million and $32 million for the year 2005. Sublease rental income was $14 million for the year 2005.

OTHER CONTINGENCIES AND GUARANTEES:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of TIAA or its subsidiaries. It is the TIAA’s management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

B-46	Statement of Additional Information ■ TIAA Separate Account VA-1

APPENDIX A

TIAA-CREF POLICY STATEMENT ON CORPORATE GOVERNANCE

Table of Contents

B-47	I. Introduction: Historical Perspective
B-48	II. Shareholder Rights
B-49	III. Director Elections—Majority Voting
B-49	IV. The Board of Directors
B-49	V. Board Structure and Processes
B-49	A. Board Membership
B-50	B. Board Responsibilities
B-50	C. Board Operation and Organization
B-52	VI. Executive Compensation
B-53	A. Equity-Based Compensation
B-53	B. Perquisites
B-54	C. Supplemental Executive Retirement Plans
B-54	D. Executive Contracts

B-54	VII. TIAA-CREF Corporate Governance Program
B-54	A. Engagement Policy and Practices
B-54	B. Proxy Voting
B-54	C. Influencing Public Policy and Regulation
B-55	D. Divestment
B-55	VIII. International Governance
B-56	IX. Environmental and Social Issues
B-56	X. Securities Lending Policy
B-57	APPENDIX A: Proxy Voting Guidelines
B-57	Guidelines for Board-Related Issues
B-57	Guidelines for Other Governance Issues
B-58	Guidelines for Compensation Issues
B-59	Guidelines for Environmental and Social Issues

I. Introduction; Historical Perspective

The mission of Teachers Insurance and Annuity Association—College Retirement Equities Fund (TIAA-CREF) is to “forward the cause of education and promote the welfare of the teaching profession and other charitable purposes” by helping secure the financial future of our participants who have entrusted us with their retirement savings.

TIAA and CREF’s boards of trustees and management have developed investment strategies that are designed to accomplish this mission through a variety of asset classes and risk/reward parameters, including investments in the equity securities of domestic, international and emerging-market companies.

TIAA-CREF is a long-term investor. Whether our investment is in equity, debt, derivatives or other types of securities, we recognize our responsibility to monitor the activities of portfolio companies. We believe that sound governance practices and responsible corporate behavior contribute significantly to the long-term performance of public companies. Accordingly, our mission and fiduciary duty require us to monitor and engage with portfolio companies and to promote better corporate governance and social responsibility.

TIAA-CREF was one of the first institutional investors to engage with companies on issues of corporate governance. During the 1970s and 1980s, the governance movement focused primarily on the protection of shareholder interests in the context of takeovers and contests for control. TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. During the 1990s and following the collapse of the bubble market, governance has focused on director independence, board diversity, board committee structure, shareholder rights, accounting for options and executive compensation disclosure. Most recently, TIAA-CREF has led the movement to establish majority voting in director elections, as set forth in this Policy Statement. Corporate governance standards and best practices are now recognized as an essential means to protect shareholder rights, ensure management and board accountability and promote maximum performance.

TIAA-CREF is also concerned about issues of corporate social responsibility, which we have been addressing for more than three decades. In the 1970s we were one of the first institutional investors to engage in dialogue with portfolio companies on issues of automotive safety in the United States and apartheid policies in South Africa. Since then we have maintained a strong commitment to responsible investing and good corporate citizenship. Recognizing that many of our participants have strong views on social issues, in 1990 we introduced the CREF Social Choice Account to provide an investment vehicle that gives special consideration to social concerns. The Account, which is screened using various KLD Indices, invests only in companies that meet specified environmental, social and governance criteria.

In keeping with our mission and fiduciary duty, TIAA-CREF continues to establish policies and engage with companies on governance, environmental, social and performance issues. We believe that, consistent with their business judgment, companies and boards should: (i) pay careful attention to their governance, environmental and social practices; (ii) analyze the strategic impact of these issues on their business; and (iii) fully disclose their policies and decisions to shareholders. We expect boards and managers to engage constructively with us and other shareholders concerned about these issues.

TIAA-CREF recognizes that corporate governance standards must balance two goals—protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation. The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.

This is the fifth edition of this Policy Statement, which is reviewed and revised periodically by the TIAA and CREF

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boards of trustees. The TIAA and CREF boards have delegated oversight of TIAA-CREF’s corporate governance program, including development and establishment of policies, to the joint Committee on Corporate Governance and Social Responsibility, which is composed of independent trustees. This edition reflects current developments in corporate governance, social and environmental policy, technology, market structure, globalization, cross-border and emerging-market investing and proxy voting. For example, this edition includes new voting guidelines and highlights certain recent watershed events in corporate governance such as (i) adoption of the majority voting standard for director elections; (ii) enhanced disclosure regarding executive compensation as required by new SEC rules; and (iii) evolving research on the economic impact of companies’ environmental and social practices.

Although many of the specific policies in this Statement relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. TIAA-CREF’s portfolio has become increasingly diversified internationally during the past decade. We have made substantial efforts to promote good corporate governance principles and practices at both the domestic and international level.

TIAA-CREF believes that a company whose board and executive management adopt sound corporate governance principles will set the right “tone at the top” and thereby reinforce an ethical business culture governing all its dealings with customers, employees, regulators and the communities it serves. We view this Policy Statement as the basis for collaborative efforts by investors and companies to promote good corporate governance and to ensure that companies establish the right “tone at the top.”

This Policy Statement is intended to inform our clients and participants, portfolio companies, regulators, advocacy groups and other institutional investors about our governance policies. It serves as a basis for dialogue with boards of directors and senior managers. The Policy Statement is posted on our website (www.tiaa-cref.org).

II. Shareholder Rights

As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly traded company.

1.	Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.

2.	One Share, One Vote. Shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings.

3.	Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.

4.	Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.

5.	Vote Requirements. Shareholders should have the right to approve matters submitted for their consideration with a majority of the votes cast. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted.

The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.

6.	Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.

7.	Antitakeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other anti-takeover devices. We strongly oppose antitakeover plans that contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that antitakeover measures should be limited by reasonable expiration periods.

8.	State of Incorporation. Many states have adopted statutes that protect companies from takeovers, in some cases through laws that interfere with or dilute directors’ accountability to shareholders. We will not support proposals to reincorporate to a new domicile if we believe the primary objective is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

9.	Board Communication. Shareholders should have the ability to communicate with the board of directors. In accordance with SEC rules, companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members.

10.	Ratification of Auditors. Shareholders should have the right to vote annually on the ratification of auditors.

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III. Director Elections—Majority Voting

As a matter of principle, TIAA-CREF endorses the majority vote standard in director elections, including the right to vote for, against or abstain on director candidates. We believe that the lack of majority voting reduces board accountability and causes shareholder activism to be confrontational and adversarial.

Developed markets outside the United States routinely mandate majority voting along with the right to vote against directors and to convene special meetings.

TIAA-CREF has long practiced an “engagement” model of shareholder activism, characterized by dialogue and private negotiation in our dealings with portfolio companies. We believe that majority voting increases the effectiveness of shareholder engagement initiatives and reduces the need for aggressive tactics such as publicity campaigns, proxy contests, litigation and other adversarial strategies that can be disruptive, time-consuming and costly.

The TIAA and CREF boards have adopted the following policy on director elections:

TIAA-CREF Policy on Director Elections

1.	Directors should be elected by a majority rather than a plurality of votes cast.*

2.	In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”

3.	In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*

4.	To be elected, a candidate should receive more votes “for” than “against” or “withhold,” regardless of whether a company requires a majority or plurality vote.

5.	Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.

6.	The requirement for a majority vote in director elections should be set forth in the company’s charter or bylaws, subject to amendment by a majority vote of shareholders.

7.	Where a company seeks to opt out of the majority vote standard, approval by a majority vote of shareholders should be required.

*	Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

IV. The Board of Directors

The board of directors is responsible for (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s financial and legal integrity; (iii) developing compensation and succession planning policies; (iv) ensuring management accountability; and (v) representing the long-term interests of shareholders.

To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loy-

alty, which must be exercised in good faith. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.

Board committees play a critical governance role. Boards should constitute both standing and ad hoc committees to provide expertise, independent judgment and knowledge of shareholder interests in the specific disciplines they oversee. The full board should maintain overall responsibility for the work of the committees and for the long-term success of the corporation.

TIAA-CREF will closely monitor board performance, activities and disclosure. We will normally vote in favor of the board’s nominees. However, we will consider withholding or voting against an individual director, a committee chair, the members of a committee, or from the entire board in uncontested elections where our trustees conclude that directors’ qualifications or actions are questionable and their election would not be in the interests of shareholders. (See “Policy Governing Votes on Directors”). In contested elections, we will vote for the candidates we believe will best represent the interests of shareholders.

V. Board Structure and Processes

A. Board Membership

1. Director Independence. The board should be composed of a substantial majority of independent directors. Director independence is a principle long advocated by TIAA-CREF that is now widely accepted as the keystone of good corporate governance.

The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have no present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Independence requirements should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

An independent director should not provide services to the company or be affiliated with an organization that provides goods or services to the company if a disinterested observer would consider the relationship “substantial.”

Director independence may sometimes be influenced by factors not subject to disclosure. Personal or business relationships, even without a financial component, can compromise independence. Boards should periodically evaluate the independence of each director based on all relevant information and should disclose their findings to shareholders.

2. Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. As required by SEC rules for service on the audit committee, at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.

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3. Director Election. TIAA-CREF believes that directors should be elected annually by a majority of votes cast, as discussed in Section III. The requirement for annual election and a majority vote in director elections should be set forth in the company’s charter or bylaws.

4. Discretionary Broker Voting. TIAA-CREF supports the proposal by the New York Stock Exchange to amend NYSE Rule 452, thereby eliminating the practice of brokers voting “street name” shares for directors in the absence of instructions from their customers.

5. Director Nomination and Access. As required by SEC regulations, boards should establish and disclose the process by which shareholders can submit nominations. TIAA-CREF believes that shareholders should have the right to submit resolutions asking companies to establish procedures and conditions for shareholders to place their director nominees on the company’s proxy and ballot.

6. Director Stock Ownership. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. The definition of a meaningful investment will vary depending on directors’ individual circumstances. Director compensation programs should include shares of stock or restricted stock. TIAA-CREF discourages stock options as a form of director compensation, as they are less effectively aligned with the long-term interests of shareholders.

7. Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. Directors should also receive training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their professional competence and understanding of their responsibilities.

8. Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.

9. Other Board Commitments. To ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities, companies should establish policies limiting the number of public company boards that directors may serve on. As recommended by listing rules, companies should disclose whether any audit committee member serves on the audit committees of three or more public companies.

B. Board Responsibilities

1. Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit Committee, engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.

2. Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.

3. CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board, with the active involvement of its compensation committee, should continuously monitor and evaluate the CEO and senior executives, and should establish a succession plan to develop executive talent and ensure continuity of leadership.

The CEO evaluation process should be continuous and should be based on clearly defined corporate strategic goals as well as personal performance goals. Financial and nonfinancial metrics used to evaluate executive performance should be disclosed. Both the nominating and compensation committees, as discussed below, should participate in CEO evaluation and succession planning.

The succession plan should identify high potential executives within the company and should provide them with a clear career development path. Effective succession planning should seek to develop senior managers capable of replacing the CEO whenever the need for change might occur.

4. Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The equity policy should be disclosed to shareholders in the Compensation Discussion and Analysis (CD&A). The policy should establish clear limits on the number of shares to be used for options and other forms of equity grants. The policy should set forth the goals of equity compensation and their links to performance.

C. Board Operation and Organization

1. Annual Elections. All directors should stand for election annually. A classified board structure, particularly in combination with takeover defenses such as a “poison pill” shareholder rights plan, can be a significant impediment to changes in control. Moreover, a classified board structure can limit a board’s ability to remove an underperforming director.

2. Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to encourage collegial deliberation with the active participation of all members.

3. Executive Sessions. The full board and each board committee should hold regular executive sessions at which no member of management is present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by

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the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.

4. Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees. Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways to strengthen director performance, including individual director evaluations.

5. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement policy. A director retirement policy can contribute to board stability, vitality and renewal.

6. Indemnification and Liability. Directors should be fully accountable and should not be indemnified for fraud, gross negligence or failure to fulfill their duties of care and loyalty. Exclusive of such extreme conduct, it is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service.

Role of the Chairman. In the past, TIAA-CREF has not expressed a preference as to whether the positions of CEO and chairman should be separate or whether a lead or presiding director should be designated. However, in recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

For these reasons we recognize that separation of CEO and chair or appointment of a lead director may be appropriate in certain cases. Accordingly, although we do not have a strict policy, we will generally support appointment of a lead director in cases where the roles of CEO and board chair are not separate.

Committee Structure. Under existing regulations, boards are required to establish three standing committees—an audit committee, a compensation committee and a nominating/governance committee—all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.

Boards should also establish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations and human resources committees.

Each board committee should adopt and disclose to shareholders a charter that clearly sets forth its responsibilities.

Each committee should have the power to hire independent experts and advisors.

Each committee should report to the full board on the issues and decisions for which it is responsible.

Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

•	Compensation Committee

The Compensation Committee, composed of independent directors, is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term shareholder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total compensation.

The Compensation Committee should be substantively involved in the following activities:

•	Establishing goals and evaluating the performance of the CEO and executive management against those goals;

•	Determining the compensation of the CEO and executive management and recommending it to the board for approval;

•	Reviewing and approving the company’s compensation policies;

•	Ensuring that a strong executive team is in place;

•	Working closely with the Corporate Governance/Nominating Committee to ensure continuity of leadership and effective succession planning;

•	Ensuring the consistency of pay practices at all levels throughout the company;

•

Establishing clear compensation metrics and practical incentives that will motivate superior executive performance while avoiding waste and excess, particularly in deferred compensation and perquisites; and

•	Ensuring that the company’s compensation disclosures meet SEC requirements and explain clearly to investors how pay and performance are linked.

The Compensation Committee may retain independent consultants to provide technical advice and comparative pay data. However, survey-based information is only one of many factors guiding compensation and should be evaluated carefully in the context of each company’s circumstances and business goals. The Compensation Committee should be responsible for defining the scope of the consultant’s engagement, including pay. In accordance with new SEC rules, the nature and scope of the consultant’s work should be disclosed to shareholders.

The Compensation Committee is responsible for preparing the annual Compensation Committee Report and should participate substantively in the preparation of management’s Compensation Discussion and Analysis (CD&A). These reports should describe each element of the compensation program and should include sufficient detail relating to the program’s rationale, goals and metrics to enable shareholders to understand how compensation is intended to work, what it costs, how

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it is linked to the company’s performance and how it will create long-term value.

•	Audit Committee

The Audit Committee oversees the company’s accounting, compliance and risk management practices. It is responsible for ensuring the financial integrity of the business. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole authority to hire and fire the corporation’s independent auditors and to set and approve their compensation.

The Audit Committee should:

•	Ensure that the auditor’s independence is not compromised by any conflicts;

•	Establish limits on the type and amount of nonaudit services that the audit firm may provide to the company;

•	Require periodic submission of the audit contract to competitive bids; and

•	Limit the company’s hiring of employees from the audit firm consistent with legal requirements and be promptly informed when such hiring occurs.

In addition to selecting the independent auditors and ensuring the quality and integrity of the company’s financial statements, the Audit Committee is responsible for the adequacy and effectiveness of the company’s internal controls and the effectiveness of management’s processes to monitor and manage business risk. The internal audit team should report directly to the Audit Committee.

The Audit Committee should also develop policies and establish the means to monitor the company’s compliance with ethical, legal and regulatory requirements.

The Audit Committee should establish procedures for employees to communicate directly and confidentially with its members.

•	Corporate Governance/Nominating Committee

The Corporate Governance/Nominating Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and standards of best practice. The committee’s duties include:

•	Development of the company’s corporate governance principles and committee charters;

•	Oversight of director selection, qualifications, training, compensation and continuing education;

•	Evaluation of director nominees;

•	Determination of board and committee size, structure, composition and leadership;

•	Periodic evaluation of board and committee effectiveness and director independence;

•	Establishment of procedures for communication with shareholders;

•	Working with the Compensation Committee to establish succession planning; and

•	Disclosure of these matters to shareholders.

VI. Executive Compensation

As described above, the board through its Compensation Committee, is responsible for ensuring that a compensation program is in place which will attract, retain and incentivize executive management to strengthen performance and create long-term value for shareholders. The Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation program, including the individual components of the program, through disclosure in the Compensation Discussion and Analysis (CD&A) and the board Compensation Committee Report. The compensation program should comply with the Compensation Committee’s equity policy and should reflect an understanding of the total cost of executive compensation to shareholders.

In pursuit of these goals, the board should ensure that compensation plans include performance measures aligned with the company’s short- and long-term strategic objectives. The Compensation Committee should ensure that the CD&A provides shareholders with a clear and comprehensive explanation of the company’s compensation program, including the design, metrics, structure and goals of the program.

Because TIAA-CREF is a long-term investor, we support compensation policies that promote and reward creation of long-term shareholder value. In our review of compensation plans, we will assess the performance objectives established by compensation committees and the linkage of compensation decisions to the attainment of those objectives.

Executive compensation should be based on the following principles:

1.	Compensation plans should encourage employees to increase productivity, meet competitive challenges and achieve performance goals that will lead to the creation of long-term shareholder value.

2.	Compensation should be objectively linked to appropriate measures of company performance, such as earnings, return on capital or other relevant financial or operational parameters that are affected by the decisions of the executives being compensated.

3.	Compensation should include cash, equity and long-term incentives as appropriate to meet the company’s competitive and business goals.

4.	Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

5.	Compensation levels and incentives should be based on each executive’s responsibilities and achievements as well as overall corporate performance.

6.	In addition to being performance based, executive compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company.

7.	While Compensation Committees should consider comparative industry pay data, it should be used with caution.

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8.	Surveys that call for use of stock options inconsistent with the board’s equity policy or clearly in excess of levels that can be justified to shareholders should be disregarded.

9.	Compensation Committees should work only with consultants that are independent of management.

10.	Consistent with SEC requirements, the CD&A should provide shareholders with a plain English narrative analysis of the data that appear in the compensation tables. The CD&A should explain the compensation program in sufficient detail to enable a reasonable investor to calculate the total cost and value of executive compensation, to understand its particular elements, metrics and links to performance, and to evaluate the board’s and executive management’s underlying compensation philosophy, rationale and goals.

11.	Companies should disclose and explain the reasons for any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.

12.	Compensation plans and policies should specify conditions for the recovery (clawback) of incentive or equity awards based upon reported results that have been subsequently restated and that have resulted in unjust enrichment of named executive officers.

A. Equity-Based Compensation

Oversight of Equity-Based Plans

While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation, particularly stock options, has increased in recent years. Amended rules requiring companies to account for the cost of stock options as an expense on grant date provide an incentive for companies to exercise restraint in the use of options. SEC disclosure guidelines should further deter excesses in equity plans. However, in all cases it is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.

Composition of Equity-Based Plans

In general, equity-based compensation should be based upon the following principles:

1.	The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not an unintended consequence.

2.	As required by exchange listing standards, all plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.

3.	Equity-based plans should take a balanced approach to the use of restricted stock and option grants. Restricted stock, which aligns the interests of executives with shareholders, permits the value to the recipient and the cost to the corporation to be determined easily and tracked continuously.

4.	Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.

5.	When stock options are awarded, a company should consider: (i) performance-based options which set performance hurdles to achieve vesting; (ii) premium options with vesting dependent on a predetermined level of stock appreciation; or (iii) indexed options with a strike price tied to an index.

6.	Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.

7.	Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.

8.	Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.

9.	Companies should require and specify minimum executive stock ownership requirements for directors and company executives.

10.	Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of nonpublic information with short-term implications for the stock price should also be prohibited.

11.	Consistent with SEC guidelines, companies should fully disclose the size of equity grants, their estimated value to recipients and their current and projected cost to the company. Performance goals and hurdle rates should be transparent. Disclosure should include plan provisions that could have a material impact on the number and value of the shares distributed.

12.	Disclosure should include information about the extent to which individual managers have hedged or otherwise reduced their exposure to changes in the company’s stock price.

B. Perquisites

When awarding perquisites to senior executives, the board should be guided by the same principles of reasonableness, fairness, equity and transparency that govern other components of compensation plans. Perquisites can be overly complex, with potential for unintended and excessive value transfer to management and unanticipated costs and public relations problems for the company. Perquisites may be needed for purposes of executive security or efficiency, which should be disclosed. In principle, however, boards should minimize perquisites and give priority to other forms of compensation.

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C. Supplemental Executive Retirement Plans

Supplemental executive retirement plans (SERPs) may be used to supplement “qualified” pension entitlements, but should be reasonable and should not enhance retirement benefits excessively. When designing SERPs, compensation committees should consider the value of SERP programs as part of an executive’s total compensation package. They should also be sensitive to issues of internal pay equity. The following principles should guide the development of SERPs:

1.	The eligibility requirements and terms of SERPs to named executive officers should be fully disclosed.

2.	The value of the supplemental payment to which each named executive officer is entitled and the total cost of all supplemental plan obligations should be estimated and disclosed.

3.	“Constructive credit” may be used to replicate full service credit, but should not exceed it.

4.	Lump-sum distributions of SERPs may be appropriate in some circumstances. The discount rate used to calculate the lump-sum value of the pension entitlement should approximate the reinvestment rate available at retirement and should be disclosed.

D. Executive Contracts

Overly generous executive employment contracts, retention agreements and severance arrangements can result in excessive wealth transfer and expose the company to liability and unintended costs. The terms of contracts with named executive officers should be disclosed in detail with an estimation of their total cost. Companies should avoid providing by contract excessive perquisites either during employment or in the post-retirement period. Severance agreements should avoid payments to executives when they are terminated for misconduct, gross mismanagement or other reasons constituting a “for cause” termination. As in other areas, reasonableness, competitive practice and full disclosure are requirements, and such contracts should be in the best interest of the company and its shareholders.

VII. TIAA-CREF Corporate Governance Program

TIAA-CREF’s corporate governance program is based on our mission to help secure the long-term financial future of our participants. Consistent with this mission and our fiduciary duty to our participants, TIAA-CREF is committed to engagement with portfolio companies for the purpose of creating economic value, improving long-term performance and reducing financial and reputational risks.

A. Engagement Policy and Practices

Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance (including environmental and social issues) or their performance. This strategy of “quiet diplomacy” reflects our belief that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.

TIAA-CREF’s Corporate Governance Group administers a program of active monitoring and engagement with portfolio companies under the auspices of the standing trustee Committees on Corporate Governance and Social Responsibility.

We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by analysis of companies’ financial condition and risk profile conducted in conjunction with our Asset Management Group.

In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies, the views of TIAA-CREF’s participants and institutional clients and the judgment of our trustees.

Our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives, including the following:

•	submit shareholder resolutions

•	withhold or vote against one or more directors

•	request other investors to support our initiative

•	engage in public dialogue and commentary

•	conduct a proxy solicitation

•	engage in collective action with other investors

•	support an election contest or change of control transaction

•	seek regulatory or legislative relief

•	commence or support litigation

•	pursue other enforcement or compliance remedies

B. Proxy Voting

Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is our primary method for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources to making informed voting decisions in furtherance of our mission and in compliance with the securities laws and other applicable regulations.

TIAA-CREF’s voting policies, established by the trustees and set forth in this Policy Statement, are administered on a case-by-case basis by the staff of our Corporate Governance Group. The staff has access to research reports from third-party advisory firms, seeks input from our Asset Management Group and, where appropriate, confers directly with trustees. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

C. Influencing Public Policy and Regulation

1.	TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.

2.	TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.

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3.	TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance and protect shareholder rights.

4.	TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations, and other institutional investors to educate the business community and the investing public about governance and shareholder rights.

5.	TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.

6.	TIAA-CREF participates in corporate governance conferences and symposia in the United States and abroad.

D. Divestment

TIAA-CREF is committed to engagement with companies rather than divestment of their securities. This policy is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market; (iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. In addition, divestment is not an option in segments of our portfolio that track market indices, as we are required to invest in all companies included in an index. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants.

As a matter of general investment policy, TIAA-CREF’s trustees and its Asset Management Group may consider divesting or underweighting a company’s stock from actively managed accounts in cases where they conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.

VIII. International Governance

With an increasing share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the most influential investors in the world. We have a long history of acting on behalf of our participants to improve corporate governance standards globally. Our international governance activities, like our domestic program, are designed to protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

We believe that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. We recognize that companies outside the United States are subject to different laws, standards and customs. We are mindful that cultural differences must be respected. At the same time, we recognize our responsibility to promote global governance standards that help strengthen shareholder rights, increase accountability and improve the performance of portfolio companies.

TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely-held view that harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in less developed countries seek to deal with the following problems:

•	Listed companies dominated by controlling shareholders often blend characteristics of private and public companies, giving management and insiders too much power and shareholders too little.

•	Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.

•	Shareholder rights are not fully developed in many countries, increasing investment risk.

•	Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.

•	Basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.

•	Operational inefficiencies such as share blocking and clustering of shareholder meetings impede investor communications and proxy voting.

•	Ambivalence about shareholder activism, control contests and takeover bids undermines management accountability and market vitality.

TIAA-CREF’s international governance program involves both engagement with targeted portfolio companies and broad-based initiatives, often in conjunction with global governance organizations. We are willing to form strategic partnerships and collaborate with other institutional investors to increase our influence in foreign markets. We support regional efforts initiated by investor groups to improve local governance practices in line with global standards. We sponsor academic research, surveys and other activities that we believe will contribute to positive developments regionally.

In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to voting our shares in international companies. Our trustees regularly update our international proxy voting policies and guidelines as new developments occur in the various markets. Our Proxy Voting Group is familiar with voting procedures in every country where we invest. We promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.

We believe that basic corporate disclosure and proxy voting standards applicable to all public companies around the world should include the following:

•	The one-share, one-vote principle should apply to all publicly traded companies to ensure that shareholders’ voting power is aligned with their economic interest.

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•	Voting caps and super voting rights should be eliminated.

•

Companies should treat all shareholders equally, equitably and fairly to ensure that minority and foreign shareholders are protected and that government-controlled securities are not given special rights.

•

Companies should distribute disclosure documents in a timely fashion, preferably no less than 28 days before shareholder meetings so that international investors can make informed voting decisions and have sufficient time to vote their shares.

•	Annual meeting agendas and disclosure documents should be published in English whenever a company has substantial international ownership.

•	Companies should work to achieve transparency through disclosure and accounting practices that are acceptable under international governance and accounting standards.

•

Companies should provide information on director qualifications, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information.

•	Shareholders should be able to vote their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands or other unreasonable requirements.

•	Shareholders should have the right to vote on separate and distinct issues; companies should not bundle disparate proposals.

•	Voting results should be disclosed promptly after shareholder meetings and procedures should be available to audit and verify the outcome.

•	Shareholders should receive confirmation that their votes have been received and tabulated.

•

In addition, preemptive rights may have distinct value to shareholders in jurisdictions outside of the United States. For domestic companies, TIAA-CREF does not object to the elimination of preemptive rights, which can impede a company’s ability to raise capital efficiently.

IX. Environmental and Social Issues

TIAA-CREF recognizes that as a matter of good corporate governance and from the perspective of shareholder value, boards should carefully consider the strategic impact of issues relating to the environment and social responsibility. There is a growing body of research examining the economic consequences of companies’ efforts to promote good environmental and social practices. We support companies’ efforts to evaluate the strategic relevance of these factors, including their impact on business risk, reputation, competitive position and opportunities for growth.

TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. Directors should encourage dialogue on these issues between the company and its investors, employees, customers, suppliers and the larger community. The goal of our policy is to ensure that the board and management include environmental and social responsibility in their business planning and that they disclose relevant information and decisions to shareholders.

While our policies are not intended to be prescriptive, we believe that companies and boards should pay careful attention to the following issues in the course of their strategic planning:

•	Environment: the short-term and long-term impact of the company’s operations and products on the local and global environment.

•	Human Rights: the company’s labor and human rights policies and practices and their applicability through the supply and distribution chains.

•	Diversity: the company’s efforts to promote equal employment opportunities and fair treatment for all segments of the populations it serves.

•	Product Responsibility: the company’s attention to the safety and potential impact of its products and services.

•	Society: the company’s diligence in reviewing all its activities to ensure they do not negatively affect the common good of the communities in which it operates.

Our guidelines for voting on some of the more common environmental and social resolutions are set forth in the Voting Guidelines included in Appendix A.

X. Securities Lending Policy

TIAA-CREF believes that as a matter of good corporate governance shareholders have a responsibility to exercise their ownership rights with diligence and care. At the same time, however, institutional investors have a fiduciary duty to generate optimal financial returns for their beneficiaries. Balancing these two responsibilities—acting as responsible owners while maximizing value—can create a dilemma for institutional investors in choosing between short-term and long-term strategies. Stock lending practices can create such a potential conflict—whether to recall loaned stock in order to vote, or not to recall in order to preserve lending fee revenue.

To address these issues, TIAA-CREF has developed a securities lending policy governing its practices with respect to stock lending and proxy voting. The policy delineates the factors to be considered in determining when we should lend shares and when we should recall loaned shares in order to vote them.

Even after we lend the securities of a portfolio company, we continue to monitor whether income from lending fees is of greater value than the voting rights that have passed to the borrower. Using the factors set forth in our policy, we conduct an analysis of the relative value of lending fees versus voting rights in any given situation. We will recall shares when we believe the exercise of voting rights may be necessary to maximize the long-term value of our investments despite the loss of lending fee revenue.

Our Asset Management and lending staff, in consultation with our governance staff, are responsible for analyzing these issues, conducting the cost/benefit analysis and making determinations about restricting, lending and recalling securities consistent with this policy.

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APPENDIX A: PROXY VOTING GUIDELINES

TIAA-CREF Proxy Voting Guidelines

TIAA-CREF’s voting practices are guided by our mission and fiduciary duty to our participants. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

The following guidelines are intended to assist portfolio companies, participants and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote at any particular company. In deciding how to vote, the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third-party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

Where appropriate, we will accompany our vote with a letter of explanation.

Guidelines for Board-Related Issues

Policy Governing Votes on Directors:

TIAA-CREF will consider withholding or voting against some or all directors in the following circumstances:

•

When TIAA-CREF trustees conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, unjustified dismissal of auditors.

•	When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.

•	When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.

In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders meeting.

Majority Vote for the Election of Directors:

General Policy: As indicated in Section III of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Proxy Access Proposals:

General Policy: TIAA-CREF will generally support shareholder resolutions seeking to establish reasonable conditions and procedures for shareholders to include their director candidates on a company’s proxy and ballot.

Reimbursement of Expenses for Dissident Shareholder Nominees:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

Annual Election of Directors:

General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for reelection annually.

Cumulative Voting:

General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

Guidelines for Other Governance Issues

Separation of Chairman and Chief Executive Officer:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions seeking to separate the positions of CEO and board chair or to appoint a lead director. We will generally support such resolutions when a company’s corporate governance practices or financial performance are deficient.

Ratification of Auditor:

General Policy: TIAA-CREF will generally support the board’s choice of auditor. However, TIAA-CREF will consider voting against the ratification of an audit firm where nonaudit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

Supermajority Vote Requirements:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

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Dual-Class Common Stock and Unequal Voting Rights:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

Antitakeover Devices (Poison Pills):

General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescission of anti-takeover devices with attention to the following criteria:

•	Whether the company has demonstrated a need for anti-takeover protection;

•	Whether the provisions of the device are in line with generally accepted governance principles;

•	Whether the company has submitted the device for shareholder approval;

•	Whether the proposal arises in the context of a takeover bid or contest for control.

TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation:

General Policy: TIAA-CREF will generally vote against management proposals asking shareholders to approve reincorporation to a new domicile if we believe the objective is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

Guidelines for Compensation Issues

Equity-Based Compensation Plans:

General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%.

Comment: TIAA-CREF understands that companies need to attract and retain capable executives in a competitive market for executive talent. We take competitive factors into consideration whenever voting on matters related to compensation, particularly equity compensation. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

Red Flags:

•

Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

•	Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants.
Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

•

Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

•

Insufficient Executive Stock Ownership: TIAA-CREF supports equity ownership requirements for senior executives and directors. Whether or not equity is a significant portion of compensation, sufficient stock ownership should be required to align executives’ and board members’ interests with those of shareholders.

•

Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

•

Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

•

Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

•

Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

•

Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

•

Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

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Performance-Based Equity Compensation:

General Policy: TIAA-CREF will generally support shareholder resolutions seeking alignment between executive compensation and performance.

Advisory Vote on Compensation Disclosure:

General Policy: TIAA-CREF will generally support shareholder resolutions seeking an advisory vote on companies’ compensation disclosure.

Limits on Executive Compensation:

General Policy: TIAA-CREF will generally vote against shareholder resolutions seeking to impose limits on executive pay by use of arbitrary ratios or pay caps.

Clawback Policies:

General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking the establishment of clawback policies.

Golden Parachutes:

General Policy: TIAA-CREF will generally support shareholder resolutions seeking shareholder approval of “golden parachute” severance agreements that exceed IRS guidelines.

Supplemental Executive Retirement Plans:

General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking to establish limits on the benefits granted to executives in SERPs.

Guidelines for Environmental and Social Issues

As indicated in Section IX, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

Environment

Global Warming and Climate Change:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions and the impact of climate change on a company’s business activities.

Comment: The level of a company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks. Companies and boards should analyze the impact of climate change on their business and disclose this information.

Use of Natural Resources:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve energy efficiency or to develop renewable energy alternatives.

Comment: These considerations should be a part of the strategic deliberations of boards and managers and the company should disclose the results of such deliberations.

Impact on Community:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful community impacts or other hazards that result from its operations or activities.

Comment: Community hazards at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of market share. Conversely, the elimination of hazards may improve competitiveness and provide business opportunities.

Human Rights

Human Rights Code of Conduct and Global Labor Standards:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s internal labor standards, the establishment of global labor standards or the adoption of codes of conduct relating to human rights.

Comment: Adoption and enforcement of human rights codes and fair labor standards can help a company protect its reputation, increase worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.

Community

Corporate Response to Global Health Risks:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the potential impact of HIV, AIDS, Avian Flu and other pandemics and global health risks on a company’s operations and long-term growth.

Comment: Global health considerations should be factored into the strategic deliberations of boards and managers, and companies should disclose the results of such deliberations.

Corporate Political Influence:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s lobbying efforts and contributions to political parties or political action committees.

Comment: Given increased public scrutiny of corporate lobbying activities and campaign contributions, we believe it is the responsibility of company boards to review and disclose the use of corporate assets for political purposes.

Corporate Philanthropy:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities. However, TIAA-CREF will vote against resolutions

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that promote a political agenda or a special interest or that unreasonably restrict a company’s corporate philanthropy.

Comment: We believe that boards should disclose their corporate charitable contributions to avoid any actual or perceived conflicts of interest.

Diversity

General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce diversity.

•	TIAA-CREF will generally vote against special purpose or discriminatory resolutions, such as those recommending that sexual orientation not be covered under equal employment opportunity policies.

Comment: Promoting diversity and maintaining inclusive workplace standards can help companies attract and retain a talented and diverse workforce and compete more effectively.

Product Responsibility

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the safety and impact of a company’s products on the customers and communities it serves.

Comment: Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.

Tobacco

General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce youth exposure to tobacco products.

•	TIAA-CREF will generally not support resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

Comment: Effectively addressing these concerns can help companies protect their reputation and reduce legal liability.

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